SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549
             _____________________________________


                            FORM 8-K


                         CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934




                 Date of Report: October 23, 1995


                    PUBLICKER INDUSTRIES INC.
      (Exact name of registrant as specified in its charter)


                           Pennsylvania
                     (State of incorporation)


                    1-3315                       23-0991870
         (Commission file number)           (I.R.S. Employer
Identification No.)



       1445 East Putnam Avenue
    Old Greenwich, Connecticut                      06870
(Address of principal executive offices)                   (Zip code)





                          (203) 637-4500
       (Registrant's telephone number, including area code)

Item 5.  Other Events

         (a) On October 11, 1995, certain of the Registrant's subsidiaries entered into a three-year credit agreement ("Loan Agreement") with Congress Financial Corporation (New England), a subsidiary of Corestates Financial Corp. The Loan Agreement provides for a $13,161,000 revolving credit line, subject to availability limitations and reserves, $2,149,000 of term promissory notes and $1,750,000 credit facility for future capital expenditure financing. The Loan Agreement is guaranteed by the Registrant, collateralized by substantially all of the Registrant's and subsidiaries' assets and bears interest at a rate of one and one-half percent (1.5 %) in excess of the prime rate. The Loan Agreement and related documents (the "Financing Agreements") contain affirmative, negative and financial covenants typical of this type of credit facility, including a prohibition on the payment of dividends by the subsidiaries.


Item 7.  Financial Statements and Exhibits

 The following Exhibits are filed as part of this report:

         4.1 Loan and Security Agreement, dated October 11, 1995, by and between Congress Financial Corporation (New England) and the Company's Subsidiaries as Borrowers.

         4.2 Term Promissory Notes dated October 11, 1995, from the Company's Subsidiaries as Debtors and Congress Financial Corporation (New England) in the amount of $2,149,000.

         4.3 Guarantee dated October 11, 1995, by Publicker Industries Inc. to Congress Financial Corporation (New England) of the obligations of the Company's subsidiaries under the Financing Agreements.

         4.4 General Security Agreement dated October 11, 1995 by Publicker Industries Inc. in favor of Congress Financial Corporation (New England).

                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                       PUBLICKER INDUSTRIES INC.





                                       By

                                            Antonio L. DeLise
                                            Vice President,
                                            Chief Financial Officer
                                            and Secretary



Dated: October 23, 1995

                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                       PUBLICKER INDUSTRIES INC.





                                       /s/Antonio L. DeLise

                                       Antonio L. DeLise
                                       Vice President,
                                       Chief Financial Officer
                                       and Secretary



Dated: October 25, 1995


                                                      Exhibit 4.2


                      TERM PROMISSORY NOTE


$190,000.00                                                      Boston,
Massachusetts
                                                           October 11, 1995

FOR VALUE RECEIVED, BRIGHT STAR INDUSTRIES, INCORPORATED, a Delaware corporation
 (the
"Debtor"), hereby unconditionally promises to pay to the order of CONGRESS FINANCIAL CORPORATION (NEW ENGLAND), a Massachusetts corporation (the
"Payee"), at the offices of Payee at One Post Office Square, Boston, Massachusetts 02109, or at such other place as the Payee or any holder hereof may from time to time designate, the principal sum of ONE HUNDRED NINETY THOUSAND DOLLARS ($190,000.00) in lawful money of the United States of America and in immediately available funds, in thirty six (36) consecutive monthly installments (or earlier as hereinafter provided) on the first day of each month commencing November 1, 1995 of which the first thirty-five (35) installments shall each be in the amount of FIVE THOUSAND TWO HUNDRED SEVENTY-SEVEN AND 79/100 DOLLARS ($5,277.78), and the last installment shall be in the
amount of the entire unpaid balance of this Note.

Debtor hereby further promises to pay interest to the order of Payee on the unpaid principal balance hereof at the Interest Rate (as hereinafter defined). Such interest shall be paid in like money at said office or place from the date hereof, commencing November 1, 1995 and on the first day of each month thereafter until the indebtedness evidenced by this Note is paid in full. Interest payable upon and after an Event of Default or termination or non-renewal of the Loan Agreement shall be payable upon demand.

For purposes hereof, (a) the term "Interest Rate" shall mean a rate of one and one-half
(1 1/2%) percent per annum in excess of the Prime Rate; provided, that, at Payee's option, the Interest Rate shall mean a rate of two and one-half (2-1/2%) percent per annum in excess of the Prime Rate upon and after an Event of
Default or termination or non-renewal of the Loan Agreement, (b) the term "Prime Rate" shall mean the rate from time to time publicly announced by Philadelphia National Bank, incorporated as CoreStates Bank, N.A., or its successors, at its office in Philadelphia, Pennsylvania, as its prime rate, whether or not such announced rate is the best rate available at such bank,
(c) the term "Event of Default" shall mean an Event of Default as such term is defined in the Loan Agreement, and (d) the term "Loan Agreement" shall mean the Loan and Security Agreement, dated of even date herewith, between Debtor and Payee, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement.

The Interest Rate payable hereunder shall increase or decrease by an amount equal to each increase or decrease, respectively, in the Prime Rate, effective on the first day of the month after any change in the Prime Rate, based on the Prime Rate in effect on the last day of the month in which any such change occurs. Interest shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the Commonwealth of Massachusetts or other applicable law.

This Note is issued pursuant to the terms and provisions of the Loan
Agreement to
evidence the Term Loan by Payee to Debtor. This Note is secured by the Collateral described in the Loan Agreement and all notes, guarantees, security agreements and other agreements, documents and instruments now or at any time hereafter executed and/or delivered by Debtor or any other party in connection therewith (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, renewed, extended, restated or replaced, being collectively referred to herein as the "Financing Agreements"), and is entitled to all of the benefits and rights thereof and of the other Financing Agreements. At the time any payment is due hereunder, at its option, Payee may charge the amount thereof to any account of Debtor maintained by Payee.

If any payment of principal or interest is not made when due hereunder, or if any other
Event of Default shall occur for any reason, or if the Loan Agreement shall be terminated or not renewed for any reason whatsoever, then and in any such event, in addition to all rights and remedies of Payee under the Financing Agreements, applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, Payee may, at its option, declare any or all of Debtor's obligations, liabilities and indebtedness owing to Payee under the Loan Agreement and the other Financing Agreements (the "Obligations"), including, without limitation, all amounts owing under this Note, to be due and payable, whereupon the then unpaid balance hereof, together with all interest accrued thereon, shall forthwith become due and payable, together with interest accruing thereafter at the then applicable Interest Rate stated above until the indebtedness evidenced by this Note is paid in full, plus the costs and expenses of collection hereof, including, but not limited to, attorneys' fees and legal expenses.

Debtor (i) waives diligence, demand, presentment, protest and notice of any kind, (ii) agrees that it will not be necessary for Payee to first institute suit in order to enforce payment of this Note and (iii) consents to any one or more extensions or postponements of time of payment, release, surrender or substitution of collateral security, or forbearance or other indulgence, without notice or consent. The pleading of any statute of limitations as a defense to any demand against Debtor is expressly hereby waived by Debtor. Upon any Event of Default or termination or non-renewal of the Loan Agreement, Payee shall have the right, but not the obligation to setoff against this Note all money owed by Payee to Debtor.

Payee shall not be required to resort to any Collateral for payment, but may proceed
against Debtor and any guarantors or endorsers hereof in such order and manner as Payee may choose. None of the rights of Payee shall be waived or diminished by any failure or delay in the exercise thereof.

The validity, interpretation and enforcement of this Note and the other
Financing
Agreements and any dispute arising in connection herewith or therewith shall be governed by the internal laws of the Commonwealth of Massachusetts (without giving effect to principles of conflicts of law).

Debtor irrevocably consents and submits to the non-exclusive jurisdiction of the Courts of Massachusetts and the United States District Court for the District of Massachusetts and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Note or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of Debtor and Payee in respect of this Note or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between Debtor and Payee or the conduct of such persons in connection with this Note or otherwise shall be heard only in the courts described above (except that Payee shall have the right to bring any action or proceeding against Debtor or its property in the courts of any other jurisdiction which Payee deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Debtor or its property).

Debtor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to it and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Payee's option, by service upon Debtor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Debtor shall appear in answer to such process, failing which Debtor shall be deemed in default and judgment may be entered by Payee against Debtor for the amount of the claim and other relief requested.

DEBTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE
OF ACTION (i) ARISING UNDER THIS NOTE OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS BETWEEN DEBTOR AND PAYEE IN RESPECT OF THIS NOTE OR THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. DEBTOR AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY.

The execution and delivery of this Note has been authorized by the Board of
 Directors
and by any necessary vote or consent of the stockholders of Debtor. Debtor hereby authorizes Payee to complete this Note in any particulars according to the terms of the loan evidenced hereby.

This Note shall be binding upon the successors and assigns of Debtor and inure to the benefit of Payee and its successors, endorsees and assigns. Whenever used herein, the term "Debtor" shall be deemed to include its successors and assigns and the term "Payee" shall be deemed to include its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

ATTEST:                       BRIGHT STAR INDUSTRIES, INCORPORATED


__________________________    By:
Secretary                       Name:
                                Title:

[Corporate Seal]

                      TERM PROMISSORY NOTE


$565,000.00                                                      Boston,
Massachusetts
                                                           October 11, 1995

FOR VALUE RECEIVED, FENWAL ELECTRONICS, INC. a Delaware corporation (the "Debtor"), hereby unconditionally promises to pay to the order of CONGRESS FINANCIAL CORPORATION (NEW ENGLAND), a Massachusetts corporation (the "Payee"), at the offices of Payee at One Post Office Square, Boston, Massachusetts 02109, or at such other place as the Payee or any holder hereof may from time to time designate, the principal sum of FIVE HUNDRED SIXTY-FIVE THOUSAND DOLLARS ($565,000.00) in lawful money of the United States of America and in immediately available funds, in thirty six (36) consecutive monthly installments (or earlier as hereinafter provided) on the first day of each month commencing November 1, 1995 of which the first thirty-five (35) installments shall each be in the amount of FIFTEEN THOUSAND SIX HUNDRED NINETY-FOUR AND 44/100 DOLLARS ($15,694.44), and the last installment shall be in the amount of the entire unpaid balance of this Note.

Debtor hereby further promises to pay interest to the order of Payee on the unpaid principal balance hereof at the Interest Rate (as hereinafter defined). Such interest shall be paid in like money at said office or place from the date hereof, commencing November 1, 1995 and on the first day of each month thereafter until the indebtedness evidenced by this Note is paid in full. Interest payable upon and after an Event of Default or termination or non-renewal of the Loan Agreement shall be payable upon demand.

For purposes hereof, (a) the term "Interest Rate" shall mean a rate of one and one-half
(1 1/2%) percent per annum in excess of the Prime Rate; provided, that, at Payee's option, the Interest Rate shall mean a rate of two and one-half (2-1/2%) percent per annum in excess of the Prime Rate upon and after an Event of
Default or termination or non-renewal of the Loan Agreement, (b) the term "Prime Rate" shall mean the rate from time to time publicly announced by Philadelphia National Bank, incorporated as CoreStates Bank, N.A., or its successors, at its office in Philadelphia, Pennsylvania, as its prime rate, whether or not such announced rate is the best rate available at such bank,
(c) the term "Event of Default" shall mean an Event of Default as such term is defined in the Loan Agreement, and (d) the term "Loan Agreement" shall mean the Loan and Security Agreement, dated of even date herewith, between Debtor and Payee, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement.

The Interest Rate payable hereunder shall increase or decrease by an amount equal to each increase or decrease, respectively, in the Prime Rate, effective on the first day of the month after any change in the Prime Rate, based on the Prime Rate in effect on the last day of the month in which any such change occurs. Interest shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the Commonwealth of Massachusetts or other applicable law.

This Note is issued pursuant to the terms and provisions of the Loan
Agreement to
evidence the Term Loan by Payee to Debtor. This Note is secured by the Collateral described in the Loan Agreement and all notes, guarantees, security agreements and other agreements, documents and instruments now or at any time hereafter executed and/or delivered by Debtor or any other party in connection therewith (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, renewed, extended, restated or replaced, being collectively referred to herein as the "Financing Agreements"), and is entitled to all of the benefits and rights thereof and of the other Financing Agreements. At the time any payment is due hereunder, at its option, Payee may charge the amount thereof to any account of Debtor maintained by Payee.

If any payment of principal or interest is not made when due hereunder, or if any other
Event of Default shall occur for any reason, or if the Loan Agreement shall be terminated or not renewed for any reason whatsoever, then and in any such event, in addition to all rights and remedies of Payee under the Financing Agreements, applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, Payee may, at its option, declare any or all of Debtor's obligations, liabilities and indebtedness owing to Payee under the Loan Agreement and the other Financing Agreements (the "Obligations"), including, without limitation, all amounts owing under this Note, to be due and payable, whereupon the then unpaid balance hereof, together with all interest accrued thereon, shall forthwith become due and payable, together with interest accruing thereafter at the then applicable Interest Rate stated above until the indebtedness evidenced by this Note is paid in full, plus the costs and expenses of collection hereof, including, but not limited to, attorneys' fees and legal expenses.

Debtor (i) waives diligence, demand, presentment, protest and notice of any kind, (ii) agrees that it will not be necessary for Payee to first institute suit in order to enforce payment of this Note and (iii) consents to any one or more extensions or postponements of time of payment, release, surrender or substitution of collateral security, or forbearance or other indulgence, without notice or consent. The pleading of any statute of limitations as a defense to any demand against Debtor is expressly hereby waived by Debtor. Upon any Event of Default or termination or non-renewal of the Loan Agreement, Payee shall have the right, but not the obligation to setoff against this Note all money owed by Payee to Debtor.

Payee shall not be required to resort to any Collateral for payment, but may proceed against Debtor and any guarantors or endorsers hereof in such order and manner as Payee may choose. None of the rights of Payee shall be waived or diminished by any failure or delay in the exercise thereof.

The validity, interpretation and enforcement of this Note and the other
Financing
Agreements and any dispute arising in connection herewith or therewith shall be governed by the internal laws of the Commonwealth of Massachusetts (without giving effect to principles of conflicts of law).

Debtor irrevocably consents and submits to the non-exclusive jurisdiction of the Courts of Massachusetts and the United States District Court for the District of Massachusetts and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Note or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of Debtor and Payee in respect of this Note or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between Debtor and Payee or the conduct of such persons in connection with this Note or otherwise shall be heard only in the courts described above (except that Payee shall have the right to bring any action or proceeding against Debtor or its property in the courts of any other jurisdiction which Payee deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Debtor or its property).

Debtor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to it and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Payee's option, by service upon Debtor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Debtor shall appear in answer to such process, failing which Debtor shall be deemed in default and judgment may be entered by Payee against Debtor for the amount of the claim and other relief requested.

DEBTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE
OF ACTION (i) ARISING UNDER THIS NOTE OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS BETWEEN DEBTOR AND PAYEE IN RESPECT OF THIS NOTE OR THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. DEBTOR AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY.

The execution and delivery of this Note has been authorized by the Board of Directors and by any necessary vote or consent of the stockholders of Debtor. Debtor hereby authorizes Payee to complete this Note in any particulars according to the terms of the loan evidenced hereby.

This Note shall be binding upon the successors and assigns of Debtor and inure to the benefit of Payee and its successors, endorsees and assigns. Whenever used herein, the term "Debtor" shall be deemed to include its successors and assigns and the term "Payee" shall be deemed to include its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

ATTEST:                       FENWAL ELECTRONICS, INC.


__________________________    By:
Secretary                       Name:
                                Title:

[Corporate Seal]

                      TERM PROMISSORY NOTE


$392,000.00                                                      Boston,
Massachusetts
                                                           October 11, 1995

FOR VALUE RECEIVED, GREENWALD INDUSTRIES INC. a Delaware corporation (the "Debtor"), hereby unconditionally promises to pay to the order of CONGRESS FINANCIAL CORPORATION (NEW ENGLAND), a Massachusetts corporation (the "Payee"), at the offices of Payee at One Post Office Square, Boston, Massachusetts 02109, or at such other place as the Payee or any holder hereof may from time to time designate, the principal sum of THREE HUNDRED NINETY-TWO THOUSAND DOLLARS ($392,000.00) in lawful money of the United States of America and in immediately available funds, in thirty six (36) consecutive monthly installments (or earlier as hereinafter provided) on the first day of each month commencing November 1, 1995 of which the first thirty-five (35) installments shall each be in the amount of TEN THOUSAND EIGHT HUNDRED EIGHTY-EIGHT AND 89/100 DOLLARS ($10,888.89), and the last installment shall be in the amount of the entire unpaid balance of this Note.

Debtor hereby further promises to pay interest to the order of Payee on the unpaid principal balance hereof at the Interest Rate (as hereinafter defined). Such interest shall be paid in like money at said office or place from the date hereof, commencing November 1, 1995 and on the first day of each month thereafter until the indebtedness evidenced by this Note is paid in full. Interest payable upon and after an Event of Default or termination or non-renewal of the Loan Agreement shall be payable upon demand.

For purposes hereof, (a) the term "Interest Rate" shall mean a rate of one and one-half
(1 1/2%) percent per annum in excess of the Prime Rate; provided, that, at Payee's option, the Interest Rate shall mean a rate of two and one-half (2-1/2%) percent per annum in excess of the Prime Rate upon and after an Event of
Default or termination or non-renewal of the Loan Agreement, (b) the term "Prime Rate" shall mean the rate from time to time publicly announced by Philadelphia National Bank, incorporated as CoreStates Bank, N.A., or its successors, at its office in Philadelphia, Pennsylvania, as its prime rate, whether or not such announced rate is the best rate available at such bank,
(c) the term "Event of Default" shall mean an Event of Default as such term is defined in the Loan Agreement, and (d) the term "Loan Agreement" shall mean the Loan and Security Agreement, dated of even date herewith, between Debtor and Payee, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement.

The Interest Rate payable hereunder shall increase or decrease by an amount equal to each increase or decrease, respectively, in the Prime Rate, effective on the first day of the month after any change in the Prime Rate, based on the Prime Rate in effect on the last day of the month in which any such change occurs. Interest shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the Commonwealth of Massachusetts or other applicable law.

This Note is issued pursuant to the terms and provisions of the Loan
Agreement to
evidence the Term Loan by Payee to Debtor. This Note is secured by the Collateral described in the Loan Agreement and all notes, guarantees, security agreements and other agreements, documents and instruments now or at any time hereafter executed and/or delivered by Debtor or any other party in connection therewith (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, renewed, extended, restated or replaced, being collectively referred to herein as the "Financing Agreements"), and is entitled to all of the benefits and rights thereof and of the other Financing Agreements. At the time any payment is due hereunder, at its option, Payee may charge the amount thereof to any account of Debtor maintained by Payee.

If any payment of principal or interest is not made when due hereunder, or if any other
Event of Default shall occur for any reason, or if the Loan Agreement shall be terminated or not renewed for any reason whatsoever, then and in any such event, in addition to all rights and remedies of Payee under the Financing Agreements, applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, Payee may, at its option, declare any or all of Debtor's obligations, liabilities and indebtedness owing to Payee under the Loan Agreement and the other Financing Agreements (the "Obligations"), including, without limitation, all amounts owing under this Note, to be due and payable, whereupon the then unpaid balance hereof, together with all interest accrued thereon, shall forthwith become due and payable, together with interest accruing thereafter at the then applicable Interest Rate stated above until the indebtedness evidenced by this Note is paid in full, plus the costs and expenses of collection hereof, including, but not limited to, attorneys' fees and legal expenses.

Debtor (i) waives diligence, demand, presentment, protest and notice of any kind, (ii) agrees that it will not be necessary for Payee to first institute suit in order to enforce payment of this Note and (iii) consents to any one or more extensions or postponements of time of payment, release, surrender or substitution of collateral security, or forbearance or other indulgence, without notice or consent. The pleading of any statute of limitations as a defense to any demand against Debtor is expressly hereby waived by Debtor. Upon any Event of Default or termination or non-renewal of the Loan Agreement, Payee shall have the right, but not the obligation to setoff against this Note all money owed by Payee to Debtor.

Payee shall not be required to resort to any Collateral for payment, but may proceed against Debtor and any guarantors or endorsers hereof in such order and manner as Payee may choose. None of the rights of Payee shall be waived or diminished by any failure or delay in the exercise thereof.

The validity, interpretation and enforcement of this Note and the other
Financing
Agreements and any dispute arising in connection herewith or therewith shall be governed by the internal laws of the Commonwealth of Massachusetts (without giving effect to principles of conflicts of law).

Debtor irrevocably consents and submits to the non-exclusive jurisdiction of the Courts of Massachusetts and the United States District Court for the District of Massachusetts and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Note or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of Debtor and Payee in respect of this Note or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between Debtor and Payee or the conduct of such persons in connection with this Note or otherwise shall be heard only in the courts described above (except that Payee shall have the right to bring any action or proceeding against Debtor or its property in the courts of any other jurisdiction which Payee deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Debtor or its property).

Debtor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to it and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Payee's option, by service upon Debtor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Debtor shall appear in answer to such process, failing which Debtor shall be deemed in default and judgment may be entered by Payee against Debtor for the amount of the claim and other relief requested.

DEBTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE
OF ACTION (i) ARISING UNDER THIS NOTE OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS BETWEEN DEBTOR AND PAYEE IN RESPECT OF THIS NOTE OR THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. DEBTOR AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY.

The execution and delivery of this Note has been authorized by the Board of Directors and by any necessary vote or consent of the stockholders of Debtor. Debtor hereby authorizes Payee to complete this Note in any particulars according to the terms of the loan evidenced hereby.

This Note shall be binding upon the successors and assigns of Debtor and inure to the benefit of Payee and its successors, endorsees and assigns. Whenever used herein, the term "Debtor" shall be deemed to include its successors and assigns and the term "Payee" shall be deemed to include its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

ATTEST:                       GREENWALD INDUSTRIES INC.


__________________________    By:
Secretary                       Name:
                                Title:

[Corporate Seal]

                      TERM PROMISSORY NOTE


$916,000.00                                                      Boston,
Massachusetts
                                                           October 11, 1995

FOR VALUE RECEIVED, MASTERVIEW WINDOW COMPANY, INC. a Delaware corporation (the "Debtor"), hereby unconditionally promises to pay to the order of CONGRESS FINANCIAL CORPORATION (NEW ENGLAND), a Massachusetts corporation (the
"Payee"), at the offices of Payee at One Post Office Square, Boston, Massachusetts 02109, or at such other place as the Payee or any holder hereof may from time to time designate, the principal sum of NINE HUNDRED SIXTEEN THOUSAND DOLLARS ($916,000.00) in lawful money of the United States of America and in immediately available funds, in thirty six (36) consecutive monthly installments (or earlier as hereinafter provided) on the first day of each month commencing November 1, 1995 of which the first thirty-five (35) installments shall each be in the amount of TWENTY FIVE THOUSAND FOUR HUNDRED FORTY-FOUR AND 44/100 DOLLARS ($25,444.44), and the last installment shall be in the amount of the entire unpaid balance of this Note.

Debtor hereby further promises to pay interest to the order of Payee on the unpaid principal balance hereof at the Interest Rate (as hereinafter defined). Such interest shall be paid in like money at said office or place from the date hereof, commencing November 1, 1995 and on the first day of each month thereafter until the indebtedness evidenced by this Note is paid in full. Interest payable upon and after an Event of Default or termination or non-renewal of the Loan Agreement shall be payable upon demand.

For purposes hereof, (a) the term "Interest Rate" shall mean a rate of one and one-half
(1 1/2%) percent per annum in excess of the Prime Rate; provided, that, at Payee's option, the Interest Rate shall mean a rate of two and one-half (2-1/2%) percent per annum in excess of the Prime Rate upon and after an Event of
Default or termination or non-renewal of the Loan Agreement, (b) the term "Prime Rate" shall mean the rate from time to time publicly announced by Philadelphia National Bank, incorporated as CoreStates Bank, N.A., or its successors, at its office in Philadelphia, Pennsylvania, as its prime rate, whether or not such announced rate is the best rate available at such bank,
(c) the term "Event of Default" shall mean an Event of Default as such term is defined in the Loan Agreement, and (d) the term "Loan Agreement" shall mean the Loan and Security Agreement, dated of even date herewith, between Debtor and Payee, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement.

The Interest Rate payable hereunder shall increase or decrease by an amount equal to each increase or decrease, respectively, in the Prime Rate, effective on the first day of the month after any change in the Prime Rate, based on the Prime Rate in effect on the last day of the month in which any such change occurs. Interest shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the Commonwealth of Massachusetts or other applicable law.

This Note is issued pursuant to the terms and provisions of the Loan
Agreement to
evidence the Term Loan by Payee to Debtor. This Note is secured by the Collateral described in the Loan Agreement and all notes, guarantees, security agreements and other agreements, documents and instruments now or at any time hereafter executed and/or delivered by Debtor or any other party in connection therewith (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, renewed, extended, restated or replaced, being collectively referred to herein as the "Financing Agreements"), and is entitled to all of the benefits and rights thereof and of the other Financing Agreements. At the time any payment is due hereunder, at its option, Payee may charge the amount thereof to any account of Debtor maintained by Payee.

If any payment of principal or interest is not made when due hereunder, or if any other
Event of Default shall occur for any reason, or if the Loan Agreement shall be terminated or not renewed for any reason whatsoever, then and in any such event, in addition to all rights and remedies of Payee under the Financing Agreements, applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, Payee may, at its option, declare any or all of Debtor's obligations, liabilities and indebtedness owing to Payee under the Loan Agreement and the other Financing Agreements (the "Obligations"), including, without limitation, all amounts owing under this Note, to be due and payable, whereupon the then unpaid balance hereof, together with all interest accrued thereon, shall forthwith become due and payable, together with interest accruing thereafter at the then applicable Interest Rate stated above until the indebtedness evidenced by this Note is paid in full, plus the costs and expenses of collection hereof, including, but not limited to, attorneys' fees and legal expenses.

Debtor (i) waives diligence, demand, presentment, protest and notice of any kind, (ii) agrees that it will not be necessary for Payee to first institute suit in order to enforce payment of this Note and (iii) consents to any one or more extensions or postponements of time of payment, release, surrender or substitution of collateral security, or forbearance or other indulgence, without notice or consent. The pleading of any statute of limitations as a defense to any demand against Debtor is expressly hereby waived by Debtor. Upon any Event of Default or termination or non-renewal of the Loan Agreement, Payee shall have the right, but not the obligation to setoff against this Note all money owed by Payee to Debtor.

Payee shall not be required to resort to any Collateral for payment, but may proceed against Debtor and any guarantors or endorsers hereof in such order and manner as Payee may choose. None of the rights of Payee shall be waived or diminished by any failure or delay in the exercise thereof.

The validity, interpretation and enforcement of this Note and the other
Financing
Agreements and any dispute arising in connection herewith or therewith shall be governed by the internal laws of the Commonwealth of Massachusetts (without giving effect to principles of conflicts of law).

Debtor irrevocably consents and submits to the non-exclusive jurisdiction of the Courts of Massachusetts and the United States District Court for the District of Massachusetts and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Note or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of Debtor and Payee in respect of this Note or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between Debtor and Payee or the conduct of such persons in connection with this Note or otherwise shall be heard only in the courts described above (except that Payee shall have the right to bring any action or proceeding against Debtor or its property in the courts of any other jurisdiction which Payee deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Debtor or its property).

Debtor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to it and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Payee's option, by service upon Debtor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Debtor shall appear in answer to such process, failing which Debtor shall be deemed in default and judgment may be entered by Payee against Debtor for the amount of the claim and other relief requested.

DEBTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE
OF ACTION (i) ARISING UNDER THIS NOTE OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS BETWEEN DEBTOR AND PAYEE IN RESPECT OF THIS NOTE OR THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. DEBTOR AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY.

The execution and delivery of this Note has been authorized by the Board of Directors and by any necessary vote or consent of the stockholders of Debtor. Debtor hereby authorizes Payee to complete this Note in any particulars according to the terms of the loan evidenced hereby.

This Note shall be binding upon the successors and assigns of Debtor and inure to the benefit of Payee and its successors, endorsees and assigns. Whenever used herein, the term "Debtor" shall be deemed to include its successors and assigns and the term "Payee" shall be deemed to include its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

ATTEST:                       MASTERVIEW WINDOW COMPANY, INC.


__________________________    By:
Secretary                       Name:
                                Title:

[Corporate Seal]

                      TERM PROMISSORY NOTE


$86,000.00                                             Boston, Massachusetts
                                                           October 11, 1995

FOR VALUE RECEIVED, ORR-SCHELEN-MAYERON & ASSOCIATES, INC. a Minnesota corporation (the
"Debtor"), hereby unconditionally promises to pay to the order of CONGRESS FINANCIAL CORPORATION (NEW ENGLAND), a Massachusetts corporation (the "Payee"), at the offices of Payee at One Post Office Square, Boston, Massachusetts 02109, or at such other place as the Payee or any holder hereof may from time to time designate, the principal sum of EIIGHTY-SIX THOUSAND DOLLARS ($86,000.00) in lawful money of the United States of America and in immediately available funds, in thirty six (36) consecutive monthly installments (or earlier as hereinafter provided) on the first day of each month commencing November 1, 1995 of which the first thirty-five (35) installments shall each be in the amount of TWO THOUSAND THREE HUNDRED EIGHTY-EIGHT AND 89/100 DOLLARS ($2,388.89), and the last installment shall be in the amount of the entire unpaid balance of this Note.

Debtor hereby further promises to pay interest to the order of Payee on the unpaid principal balance hereof at the Interest Rate (as hereinafter defined). Such interest shall be paid in like money at said office or place from the date hereof, commencing November 1, 1995 and on the first day of each month thereafter until the indebtedness evidenced by this Note is paid in full. Interest payable upon and after an Event of Default or termination or non-renewal of the Loan Agreement shall be payable upon demand.

For purposes hereof, (a) the term "Interest Rate" shall mean a rate of one and one-half
(1 1/2%) percent per annum in excess of the Prime Rate; provided, that, at Payee's option, the Interest Rate shall mean a rate of two and one-half (2-1/2%) percent per annum in excess of the Prime Rate upon and after an Event of
Default or termination or non-renewal of the Loan Agreement, (b) the term "Prime Rate" shall mean the rate from time to time publicly announced by Philadelphia National Bank, incorporated as CoreStates Bank, N.A., or its successors, at its office in Philadelphia, Pennsylvania, as its prime rate, whether or not such announced rate is the best rate available at such bank,
(c) the term "Event of Default" shall mean an Event of Default as such term is defined in the Loan Agreement, and (d) the term "Loan Agreement" shall mean the Loan and Security Agreement, dated of even date herewith, between Debtor and Payee, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement.

The Interest Rate payable hereunder shall increase or decrease by an amount equal to each increase or decrease, respectively, in the Prime Rate, effective on the first day of the month after any change in the Prime Rate, based on the Prime Rate in effect on the last day of the month in which any such change occurs. Interest shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the Commonwealth of Massachusetts or other applicable law.

This Note is issued pursuant to the terms and provisions of the Loan
Agreement to
evidence the Term Loan by Payee to Debtor. This Note is secured by the Collateral described in the Loan Agreement and all notes, guarantees, security agreements and other agreements, documents and instruments now or at any time hereafter executed and/or delivered by Debtor or any other party in connection therewith (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, renewed, extended, restated or replaced, being collectively referred to herein as the "Financing Agreements"), and is entitled to all of the benefits and rights thereof and of the other Financing Agreements. At the time any payment is due hereunder, at its option, Payee may charge the amount thereof to any account of Debtor maintained by Payee.

If any payment of principal or interest is not made when due hereunder, or if any other
Event of Default shall occur for any reason, or if the Loan Agreement shall be terminated or not renewed for any reason whatsoever, then and in any such event, in addition to all rights and remedies of Payee under the Financing Agreements, applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, Payee may, at its option, declare any or all of Debtor's obligations, liabilities and indebtedness owing to Payee under the Loan Agreement and the other Financing Agreements (the "Obligations"), including, without limitation, all amounts owing under this Note, to be due and payable, whereupon the then unpaid balance hereof, together with all interest accrued thereon, shall forthwith become due and payable, together with interest accruing thereafter at the then applicable Interest Rate stated above until the indebtedness evidenced by this Note is paid in full, plus the costs and expenses of collection hereof, including, but not limited to, attorneys' fees and legal expenses.

Debtor (i) waives diligence, demand, presentment, protest and notice of any kind, (ii) agrees that it will not be necessary for Payee to first institute suit in order to enforce payment of this Note and (iii) consents to any one or more extensions or postponements of time of payment, release, surrender or substitution of collateral security, or forbearance or other indulgence, without notice or consent. The pleading of any statute of limitations as a defense to any demand against Debtor is expressly hereby waived by Debtor. Upon any Event of Default or termination or non-renewal of the Loan Agreement, Payee shall have the right, but not the obligation to setoff against this Note all money owed by Payee to Debtor.

Payee shall not be required to resort to any Collateral for payment, but may proceed against Debtor and any guarantors or endorsers hereof in such order and manner as Payee may choose. None of the rights of Payee shall be waived or diminished by any failure or delay in the exercise thereof.

The validity, interpretation and enforcement of this Note and the other
Financing
Agreements and any dispute arising in connection herewith or therewith shall be governed by the internal laws of the Commonwealth of Massachusetts (without giving effect to principles of conflicts of law).

Debtor irrevocably consents and submits to the non-exclusive jurisdiction of the Courts of Massachusetts and the United States District Court for the District of Massachusetts and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Note or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of Debtor and Payee in respect of this Note or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between Debtor and Payee or the conduct of such persons in connection with this Note or otherwise shall be heard only in the courts described above (except that Payee shall have the right to bring any action or proceeding against Debtor or its property in the courts of any other jurisdiction which Payee deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Debtor or its property).

Debtor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to it and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Payee's option, by service upon Debtor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Debtor shall appear in answer to such process, failing which Debtor shall be deemed in default and judgment may be entered by Payee against Debtor for the amount of the claim and other relief requested.

DEBTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE
OF ACTION (i) ARISING UNDER THIS NOTE OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS BETWEEN DEBTOR AND PAYEE IN RESPECT OF THIS NOTE OR THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. DEBTOR AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY.

The execution and delivery of this Note has been authorized by the Board of Directors and by any necessary vote or consent of the stockholders of Debtor. Debtor hereby authorizes Payee to complete this Note in any particulars according to the terms of the loan evidenced hereby.

This Note shall be binding upon the successors and assigns of Debtor and inure to the benefit of Payee and its successors, endorsees and assigns. Whenever used herein, the term "Debtor" shall be deemed to include its successors and assigns and the term "Payee" shall be deemed to include its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

ATTEST:                       ORR-SCHELEN-MAYERON & ASSOCIATES,
                              INC.


__________________________    By:
Secretary                       Name:
                                Title:

[Corporate Seal]

                                                      Exhibit 4.1





                  Loan and Security Agreement



                         by and between

          CONGRESS FINANCIAL CORPORATION (NEW ENGLAND)
                           as Lender

                              and

              BRIGHT STAR INDUSTRIES, INCORPORATED
                    FENWAL ELECTRONICS, INC.
                   GREENWALD INDUSTRIES INC.
                MASTERVIEW WINDOW COMPANY, INC.
             ORR-SCHELEN-MAYERON & ASSOCIATES, INC.

                          as Borrowers



                    Dated:  October 11, 1995

                       TABLE OF CONTENTS


SECTION 1.  DEFINITIONS          2
SECTION 2.  CREDIT FACILITIES. . . . . . . . . . . . . . . . . . . . . . . 11
2.1 Revolving Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
2.2 Letter of Credit Accommodations. . . . . . . . . . . . . . . . . . . . 12
2.3 Term Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
2.4 Equipment Acquisition Facility.. . . . . . . . . . . . . . . . . . . . 14
2.5 Availability Reserves. . . . . . . . . . . . . . . . . . . . . . . . . 15
2.6 Appointment of Fenwal as Agent for Requesting Loans and Receipt of
Statements. . . . . . . 16
SECTION 3.  INTEREST AND FEES. . . . . . . . . . . . . . . . . . . . . . . 16
3.1. Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
3.2 Closing Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
3.3 Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
3.4 Unused Line Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
SECTION 4.  CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . . . 18
4.1 Conditions Precedent to Initial Loans and Letter of Credit Accommodations
 . . . . . . .18
4.2 Conditions Precedent to All Loans and Letter of Credit Accommodations. .
 . . . . 20
SECTION 5.  GRANT OF SECURITY INTEREST . . . . . . . . . . . . . . . . . . 20
SECTION 6.  COLLECTION AND ADMINISTRATION. . . . . . . . . . . . . . . . . 21
6.1 Borrower's Loan Account. . . . . . . . . . . . . . . . . . . . . . . . 21
6.2 Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
6.3 Collection of Accounts . . . . . . . . . . . . . . . . . . . . . . . . 21
6.4 Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
6.5 Authorization to Make Loans. . . . . . . . . . . . . . . . . . . . . . 23
6.6 Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
SECTION 7.  COLLATERAL REPORTING AND COVENANTS . . . . . . . . . . . . . . 24
7.1 Collateral Reporting . . . . . . . . . . . . . . . . . . . . . . . . . 24
7.2 Accounts Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . 24
7.3 Inventory Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . 26
7.4 Equipment Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . 26
7.5 Power of Attorney. . . . . . . . . . . . . . . . . . . . . . . . . . . 27
7.6 Right to Cure. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
7.7 Access to Premises . . . . . . . . . . . . . . . . . . . . . . . . . . 27
7.8 Recordation of Greenwald Mortgage. . . . . . . . . . . . . . . . . . . 28
SECTION 8.  REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . 28
8.1 Corporate Existence, Power and Authority; Subsidiaries . . . . . . . . 28
8.2 Financial Statements; No Material Adverse Change . . . . . . . . . . . 29
8.3 Chief Executive Office; Collateral Locations . . . . . . . . . . . . . 29
8.4 Priority of Liens; Title to Properties . . . . . . . . . . . . . . . . 29
8.5 Tax Returns. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
8.6 Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
8.7 Compliance with Other Agreements and Applicable Laws . . . . . . . . . 30
8.8 Employee Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . 30
8.9 Environmental Compliance.. . . . . . . . . . . . . . . . . . . . . . . 31
8.10 Accuracy and Completeness of Information. . . . . . . . . . . . . . . 32
8.11 Interrelated Businesses . . . . . . . . . . . . . . . . . . . . . . . 32
8.12 Survival of Warranties; Cumulative. . . . . . . . . . . . . . . . . . 32
SECTION 9.  AFFIRMATIVE AND NEGATIVE COVENANTS . . . . . . . . . . . . . . 32
9.1 Maintenance of Existence . . . . . . . . . . . . . . . . . . . . . . . 32
9.2 New Collateral Locations . . . . . . . . . . . . . . . . . . . . . . . 33
9.3 Compliance with Laws, Regulations, Etc . . . . . . . . . . . . . . . . 33
9.4 Payment of Taxes and Claims. . . . . . . . . . . . . . . . . . . . . . 34
9.5 Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
9.6 Financial Statements and Other Information . . . . . . . . . . . . . . 35
9.7 Sale of Assets, Consolidation, Merger, Dissolution, Etc. . . . . . . . 36
9.8 Encumbrances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
9.9 Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
9.10 Loans, Investments, Guarantees, Etc . . . . . . . . . . . . . . . . . 38
9.11 Dividends and Redemptions . . . . . . . . . . . . . . . . . . . . . . 38
9.12 Transactions with Affiliates. . . . . . . . . . . . . . . . . . . . . 39
9.13 Working Capital . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
9.14 Adjusted Net Worth. . . . . . . . . . . . . . . . . . . . . . . . . . 39
9.15 Compliance with ERISA . . . . . . . . . . . . . . . . . . . . . . . . 39
9.16 Costs and Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . 40
9.17 Further Assurances. . . . . . . . . . . . . . . . . . . . . . . . . . 40
SECTION 10.  EVENTS OF DEFAULT AND REMEDIES. . . . . . . . . . . . . . . . 41
10.1 Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . 41
10.2 Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
SECTION 11.  JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; GOVERNING LAW. .
 . . . . 44
11.1 Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver .
 . . . . 44
11.2 Waiver of Notices . . . . . . . . . . . . . . . . . . . . . . . . . . 45
11.3 Amendments and Waivers. . . . . . . . . . . . . . . . . . . . . . . . 45
11.4 Waiver of Counterclaims . . . . . . . . . . . . . . . . . . . . . . . 46
11.5 Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
SECTION 12.  TERM OF AGREEMENT; MISCELLANEOUS. . . . . . . . . . . . . . . 46
12.1 Term. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
12.2 Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
12.3 Partial Invalidity. . . . . . . . . . . . . . . . . . . . . . . . . . 48
12.4 Successors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
12.5 Participant's Security Interest . . . . . . . . . . . . . . . . . . . 49
12.6 Joint and Several Liability . . . . . . . . . . . . . . . . . . . . . 49
12.7  Suretyship Waivers and Consents. . . . . . . . . . . . . . . . . . . 49
12.8  Contribution Agreement . . . . . . . . . . . . . . . . . . . . . . . 51
12.9 Entire Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . 52

                            INDEX TO
                     EXHIBITS AND SCHEDULES


                                    Exhibit A Information Certificate

           Exhibit B         Form of Equipment Loan Promissory Note

           Exhibit C         Form of Auditor's Letter Relating to Borrowers

           Schedule 1.11(m)  Account Debtors with Approved
                             Concentrations

                                    Schedule 8.4   Existing Liens

                                    Schedule 9.10  Permitted
                             Loans to Parent

                  LOAN AND SECURITY AGREEMENT

    This Loan and Security Agreement dated October 11, 1995 is entered into by and between Congress Financial Corporation (New England), a Massachusetts corporation ("Lender"), and Bright Star Industries, Incorporated, a Delaware corporation ("Bright Star"), Fenwal Electronics, Inc., a Delaware corporation ("Fenwal"), Greenwald Industries Inc., a Delaware corporation, ("Greenwald"), Masterview Window Company, Inc., a Delaware corporation ("Masterview") and Orr-Schelen-Mayeron & Associates, Inc., a Minnesota corporation ("OSM") (Bright Star, Fenwal, Greenwald, Masterview and OSM are each referred to, singly, as a "Borrower" and, collectively, as the "Borrowers").

                      W I T N E S S E T H:

    WHEREAS, Borrowers have requested that Lender enter into certain financing arrangements with Borrowers pursuant to which Lender may make loans and provide other financial accommodations to Borrowers; and

    WHEREAS, Lender is willing to make such loans and provide such financial accommodations on the terms and conditions set forth herein;

    NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


SECTION 1.DEFINITIONS

    All terms used herein which are defined in Article 1 or Article 9 of the Uniform Commercial Code shall have the meanings given therein unless otherwise defined in this Agreement. All references to the plural herein shall also mean the singular and to the singular shall also mean the plural. All references to Borrowers and Lender pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns. The words "hereof", "herein", "hereunder", "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. An Event of Default shall exist or continue or be continuing until such Event of Default is waived in accordance with Section 11.3. Any accounting term used herein unless otherwise defined in this Agreement shall have the meanings customarily given to such term in accordance with GAAP. For purposes of this Agreement, the following terms shall have the respective meanings given to them below:

    1.1 "Accounts" shall mean all present and future rights of each Borrower to payment for goods sold or leased or for services rendered, which are not evidenced by instruments or chattel paper, and whether or not earned by performance.

    1.2 "Adjusted Net Worth" shall mean as to any Person, at any time, in accordance with GAAP (except as otherwise specifically set forth below), on a consolidated basis for such Person and its subsidiaries (if any), the amount equal to: (a) the difference between: (i) the aggregate net book value of all assets of such Person and its subsidiaries, calculating the book value of inventory for this purpose on a first-in-first-out basis, after deducting from such book values all appropriate reserves in accordance with GAAP (including all reserves for doubtful receivables, obsolescence, depreciation and amortization) and (ii) the aggregate amount of the indebtedness and other liabilities of such Person and its subsidiaries
(including tax and other proper accruals) plus (b) indebtedness of such Person and its subsidiaries which is subordinated in right of payment to the full and final payment of all of the Obligations on terms and conditions acceptable to Lender. Any charges taken with respect to the relocation of Greenwald to Connecticut in an amount not to exceed $1,500,000 shall not be included in the determination of the
Adjusted Net Worth of Greenwald.

    1.3 "Agent" shall mean, Fenwal, or such other Borrower as may be designated from time to time by the Borrowers, with the prior consent of Lender, as their agent hereunder to request Loans and Letter of Credit Accommodations.

    1.4 "Availability Reserves" shall mean, as of any date of determination, such amounts as Lender may from time to time establish and revise in good faith reducing the amount of Revolving Loans and Letter of Credit Accommodations which would otherwise be available to Borrowers under the lending formula(s) provided for
herein: (a) to reflect events, conditions, contingencies or risks which, as determined by Lender in good faith, do or may affect either (i) the Collateral or any other property which is security for the Obligations or its value, (ii) the assets, business or prospects of any Borrower or any Obligor or (iii) the security interests and other rights of Lender in the Collateral (including the enforceability, perfection and priority thereof) or (b) to reflect Lender's good faith belief that any collateral report or financial information furnished by or on
behalf of any Borrower or any Obligor to Lender is or may have been incomplete, inaccurate or misleading in any material respect or (c) in respect of any state of facts which Lender determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default.

    1.5 "Blocked Accounts" shall have the meaning set forth in Section 6.3 hereof.

    1.6 "Code" shall mean the Internal Revenue Code of 1986, as the same now exists or may from time to time hereafter be amended, modified, recodified or supplemented, together with all rules, regulations and interpretations thereunder or related thereto.

    1.7    "Collateral" shall have the meaning set forth in Section 5 hereof.

    1.8 "Default Rate" shall have the meaning set forth in Section 3.1(a) hereof.

    1.9 "ERISA" shall mean the United States Employee Retirement Income Security Act of 1974, as the same now exists or may hereafter from time to time be amended, modified, recodified or supplemented, together with all rules, regulations and interpretations thereunder or related thereto.

    1.10 "ERISA Affiliate" shall mean any person required to be aggregated with any Borrower or any of its subsidiaries under Sections 414(b), 414(c), 414(m) or 414(o) of the Code.

    1.11 "Eligible Accounts" shall mean Accounts created by each Borrower which are and continue to be acceptable to Lender based on the criteria set forth below. In general, Accounts shall be Eligible Accounts if:

           (a) such Accounts arise from the actual and bona fide sale and delivery of goods by any Borrower or rendition of services by any Borrower in the ordinary course of its business which transactions are completed in accordance with the terms and provisions contained in any documents related thereto;

           (b) such Accounts are not unpaid more than ninety (90) days after the date of the original invoice for them;

           (c) such Accounts comply with the terms and conditions contained in Section 7.2(c) of this Agreement;

           (d) such Accounts do not arise from sales on consignment, guaranteed sales, sales and returns, sales on approval, or other terms under which payment by the account debtor may be conditional or contingent;

           (e) the chief executive office of the account debtor with respect to such Accounts is located in the United States of America, or, at Lender's option, if either: (i) the account debtor has delivered to Borrower an irrevocable letter of credit issued or confirmed by a bank satisfactory to Lender, sufficient to cover such Account, in form and substance satisfactory to Lender and, if required by Lender, the original of such letter of credit has been delivered to Lender or Lender's agent and the issuer thereof notified of the assignment of the proceeds of such letter of credit to Lender, or (ii) such Account is subject to credit insurance payable to Lender issued by an insurer
 and
on terms and in an amount acceptable to Lender, or (iii) such Account is otherwise acceptable in all respects to Lender (subject to such lending formula with respect thereto as Lender may determine);

           (f) such Accounts do not consist of progress billings, bill and hold invoices or retainage invoices, except as to bill and hold invoices, if Lender shall have received an agreement in writing from the account debtor, in form and substance satisfactory to Lender, confirming the unconditional obligation of the account debtor to take the goods related thereto and pay such invoice;

           (g) the account debtor with respect to such Accounts has not asserted a counterclaim, defense or dispute and does not have, and does not engage in transactions which may give rise to, any right of setoff against such Accounts;

           (h) there are no facts, events or occurrences which would impair the validity, enforceability or collectibility of such Accounts or reduce the amount payable or delay payment thereunder;

           (i) such Accounts are subject to the first priority, valid and perfected security interest of Lender and any goods giving rise thereto are not, and were not at the time of the sale thereof, subject to any liens except those permitted in this Agreement;

           (j) neither the account debtor nor any officer or employee of the account debtor with respect to such Accounts is an officer, employee or agent of or affiliated with any Borrower or any Obligor directly or indirectly by virtue of family membership, ownership, control, management or otherwise;

           (k) the account debtors with respect to such Accounts are not any foreign government, the United States of America, any State, political subdivision, department, agency or instrumentality thereof, unless, if the account debtor is the United States of America, any State, political subdivision, department, agency or instrumentality thereof, upon Lender's request, the Federal
Assignment of Claims Act of 1940, as amended or any similar State or local law, if applicable, has been complied with in a manner satisfactory to Lender;

           (l) there are no proceedings or actions which are threatened or pending against the account debtors with respect to such Accounts which might result in any material adverse change in any such account debtor's financial condition;

           (m) such Accounts of a single account debtor or its affiliates owing to any Borrower do not constitute more than twenty (20%) percent of all otherwise Eligible Accounts (but the portion of the Accounts not in excess of such percentage may be deemed Eligible Accounts) due to such Borrower except as set forth on Schedule 1.11(m) hereto or as may be approved by Lender (subject to such percentage with respect thereto as Lender may determine);

           (n) such Accounts are not owed by an account debtor who has Accounts unpaid more than ninety (90) days after the date of the original invoice for them which constitute more than fifty (50%) percent of the total Accounts of such account debtor;

           (o) such Accounts are owed by account debtors whose total indebtedness to any Borrower does not exceed the credit limit with respect to such account debtors as determined by Lender from time to time (but the portion of the Accounts not in excess of such credit limit may still be deemed Eligible Accounts); and

           (p) such Accounts are owed by account debtors deemed creditworthy at all times by Lender, as determined by Lender.

General criteria for Eligible Accounts may be established and revised from time to time by Lender in good faith. Any Accounts which are not Eligible Accounts shall nevertheless be part of the Collateral.

    1.12 "Eligible Inventory" shall mean Inventory consisting of finished goods held for resale in the ordinary course of the business of Borrowers and raw
materials for such finished goods which are acceptable to Lender based on the criteria set forth below. In general, Eligible Inventory shall not include (a) work-in-process; (b) components which are not part of finished goods; (c) spare parts for equipment; (d) packaging and shipping materials; (e) supplies used or consumed in any Borrower's business; (f) Inventory at premises other than those owned and controlled by a Borrower, except if Lender shall have received an agreement in writing from the person in possession of such Inventory and/or the owner or operator of such premises in form and substance satisfactory to Lender acknowledging Lender's first priority security interest in the Inventory, waiving security interests and claims by such person against the Inventory and permitting
Lender access to, and the right to remain on, the premises so as to exercise Lender's rights and remedies and otherwise deal with the Collateral; (g) Inventory subject to a security interest or lien in favor of any person other than Lender except those permitted in this Agreement; (h) bill and hold goods;
(i) unserviceable, obsolete or slow moving Inventory; (j) Inventory which is not subject to the first priority, valid and perfected security interest of Lender;
(k) returned, damaged and/or defective Inventory; and (l) Inventory purchased or sold on consignment. General criteria for Eligible Inventory may be established and revised from time to time by Lender in good faith. Any Inventory which is not Eligible Inventory shall nevertheless be part of the Collateral.

    1.13 "Eligible Equipment" shall mean Equipment acquired by a Borrower after the date hereof, which is in new and unused condition, located at such Borrower's premises and acceptable to Lender in all respects. General criteria for Eligible Equipment may be established and revised from time to time by Lender in Lender's good faith judgment. In determining such acceptability Lender may, but need not, rely on reports furnished to Lender by a Borrower, but reliance thereon by Congress from time to time shall not be deemed to limit Lender's right to revise standards of eligibility at any time. In general, except in Lender's discretion, Eligible Equipment shall not include Equipment at the premises of third parties or subject to a security interest or lien in favor of any third parties, Equipment which is not subject to Lender's perfected security interest, fixtures, defective Equipment or Equipment not used or usable in the ordinary course of Borrower's business as presently conducted; provided, however, any Equipment which would otherwise be deemed Eligible Equipment at locations which are not owned and operated by Borrower may nevertheless be considered Eligible Equipment if Lender shall have received an agreement in writing, in form and substance satisfactory to Lender, from the owner and/or operator of such location, as the case may be, pursuant to which such owner and/or operator, if required by Lender: (a) acknowledges the first priority lien of Lender on such Equipment, (b) agrees to waive any and all claims such owner and/or operator may, at any time, have against such Equipment and (c) grants to Lender the right to enter and remain on the premises in order to exercise Lender's rights and remedies on terms acceptable to Lender. Any Equipment which Lender determines to be ineligible or unacceptable for purposes of the lending formula shall nevertheless be and remain at all times part of the Collateral.

   1.14 "Environmental Laws" shall mean all federal, state, district, and local laws, rules, regulations, ordinances, and consent decrees relating to health, safety, hazardous substances, pollution and environmental matters, as now
or at any time hereafter in effect, applicable to Borrowers' businesses or any facilities owned, operated or used by any Borrower,, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contamination, chemicals, or hazardous, toxic or dangerous substances, materials or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or hazardous or toxic substances, materials or wastes regulated by governmental entities.

    1.15 "Equipment Acquisition Loans" shall mean the loans now or hereafter made by Lender to Borrowers as provided in Section 2.4 hereof.

   1.16 "Excess Availability" shall mean the amount, as determined by Lender with respect to individual Borrowers or all Borrowers, collectively, calculated at any time, equal to: (a) the lesser of: (i) the amount of the Revolving Loans available to such Borrower or Borrowers as of such time based on the applicable lending formulas multiplied by the Net Amount of Eligible Accounts and the Value of Eligible Inventory, as determined by Lender, and subject to the sublimits and Availability Reserves from time to time established by Lender hereunder, and
(ii)
the applicable Revolving Credit Limit, minus the sum of: (i) the amount of all then outstanding and unpaid Revolving Loans, plus (ii) the aggregate amount of all then outstanding and unpaid trade payables of such Borrower or Borrowers which are more than sixty (60) days past due as of such time.

    1.17 "Equipment" shall mean all of Borrowers' now owned and hereafter acquired equipment, machinery, computers and computer hardware and software (whether owned or licensed), vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located.

    1.18 "Event of Default" shall mean the occurrence or existence of any event or condition described in Section 10.1 hereof.

    1.19 "Financing Agreements" shall mean, collectively, this Agreement and all notes, guarantees, security agreements, mortgages and other agreements, documents and instruments now or at any time hereafter executed and/or delivered by any Borrower or any Obligor in connection with this Agreement, as the same now
exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

    1.20 "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Boards which are applicable to the circumstances as of the date of determination consistently applied, except that, for purposes of Sections 9.13 and 9.14 hereof, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the audited financial statements delivered to Lender prior to the date hereof.

    1.21 "Hard Cost of Eligible Equipment" shall mean the price paid by a Borrower for Eligible Equipment excluding any and all "soft costs", as determined by Lender, including, without limitation, shipping, engineering, labor, installation, setup, testing and software costs and expenses and further excluding all commissions, fees and sales, excise and other taxes.

   1.22 "Hazardous Materials" shall mean any hazardous or toxic substances, materials and wastes, including, without limitation, hydrocarbons (including naturally occurring or man- made petroleum and hydrocarbons), flammable explosives, friable asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including, without limitation, materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or any other similar substances, materials, or wastes and including any other substances, materials or wastes, that are or become regulated under any Environmental Law (including, without limitation, any that are or become classified as hazardous or toxic under any Environmental Law).

    1.23 "Information Certificate" shall mean the Information Certificates of each Borrower constituting Exhibit A hereto containing material information with respect to each Borrower, its business and assets provided by or on behalf of Borrowers to Lender in connection with the preparation of this Agreement and the other Financing Agreements and the financing arrangements provided for herein.

    1.24 "Inventory" shall mean all of each Borrower's now owned and hereafter existing or acquired raw materials, work in process, finished goods
 and
all other inventory of whatsoever kind or nature, wherever located.

    1.25 "Letter of Credit Accommodations" shall mean the letters of credit, merchandise purchase or other guaranties which are from time to time either (a) issued or opened by Lender for the account of any Borrower or any Obligor or (b) with respect to which Lender has agreed to indemnify the issuer or guaranteed to the issuer the performance by a Borrower of its obligations to such issuer.

    1.26 "Loans" shall mean the Revolving Loans, the Term Loans and the Equipment Acquisition Loans.

    1.27 "Maximum Credit" shall mean, collectively, with respect to all Borrowers - $17,060,000; and with respect to individual Borrowers the following amounts: Bright Star - $2,810,000.00; Fenwal - $3,645,000.00; Greenwald - $4,458,000.00; Masterview - $4,466,000.00; OSM - $1,681,000.00.

    1.28 "Mortgage" shall mean, individually and collectively, each of the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (a) the Mortgage and Security Agreement, dated of even date herewith, by Greenwald in favor of Lender with respect to the Real Property and related assets of Greenwald in Brooklyn, New York, which may be recorded by Lender, at Borrower's expense, as provided in
Section 7.8 hereof and (b) the Mortgage and Security Agreement, dated of even date herewith, by Masterview in favor of Lender with respect to the Real Property and related assets of Masterview in Phoenix, Arizona.

    1.29 "Net Amount of Eligible Accounts" shall mean the gross amount of Eligible Accounts less (a) sales, excise or similar taxes included in the amount thereof and (b) returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed with respect thereto.

    1.30 "Obligations" shall mean any and all Revolving Loans, the Term Loans, the Equipment Loans, Letter of Credit Accommodations and all other obligations, liabilities and indebtedness of every kind, nature and description owing by any Borrower to Lender and/or its affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under this Agreement or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of this Agreement or after the commencement of any case with respect to any Borrower under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Lender.

    1.31 "Obligor" shall mean any guarantor, endorser, acceptor, surety or other person liable on or with respect to the Obligations or who is the owner of any property which is security for the Obligations, other than Borrowers.

    1.32 "Parent" shall mean Hanten Acquisition Co., a Delaware corporation and its successors and assigns.

    1.33 "Participant" shall mean any person which at any time participates with Lender in respect of the Loans, the Letter of Credit Accommodations or other
Obligations or any portion thereof.

    1.34 "Payment Account" shall have the meaning set forth in Section 6.3 hereof.

    1.35 "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

    1.36 "Prime Rate" shall mean the rate from time to time publicly announced by CoreStates Bank, N.A., or its successors, at its office in Philadelphia, Pennsylvania, as its prime rate, whether or not such announced rate is the best rate available at such bank.

    1.37 "Publicker" shall mean Publicker Industries Inc., a Pennsylvania corporation and its successors and assigns.

    1.38 "Records" shall mean all of Borrowers' present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of any Borrower with respect to the foregoing maintained with or by any other person).

    1.39 "Real Property" shall mean all now owned and hereafter acquired real property of Borrowers, including leasehold interests, together with all buildings, structures, and other improvements located thereon and all licenses, easements and appurtenances relating thereto, wherever located, including without limitation, the real property and related assets more particularly described in the Mortgages for the properties located in Brooklyn, New York and Phoenix, Arizona.

    1.40 "Revolving Credit Limit" shall mean, collectively for all Borrowers $13,161,000 and the following amounts with respect to each Borrower: Bright Star
- $2,200,000; Fenwal - $2,500,000; Greenwald - $3,836,000; Masterview -
$3,200,000; and OSM - $1,425,000.

    1.41 "Revolving Loans" shall mean the loans now or hereafter made by Lender to or for the benefit of Borrowers on a revolving basis (involving advances, repayments and readvances) as set forth in Section 2.1 hereof.

    1.42 "Term Loans" shall mean the term loans made by Lender to Borrowers as provided for in Section 2.3 hereof.

    1.43 "Value" shall mean, as determined by Lender in good faith, with respect to Inventory, the lower of (a) cost computed on a first-in-first-out basis in accordance with GAAP or (b) market value.

    1.44 "Working Capital" shall mean as to any Person, at any time, in accordance with GAAP, on a consolidated basis for such Person and its subsidiaries (if any), the amount equal to the difference between: (a) the aggregate net book value of all current assets of such Person and its subsidiaries (as determined in accordance with GAAP), calculating the book value of inventory for this purpose on a first-in-first-out basis, and (b) all current liabilities of such Person and its subsidiaries (as determined in accordance with
GAAP), provided, that, as to Borrowers, for purposes of Section 9.13, the liabilities of Borrowers and their subsidiaries to Lender under this Agreement shall not be considered current liabilities (whether or not classified as current liabilities in accordance with GAAP). Any charges taken with respect to the relocation of Greenwald to Connecticut in an amount not to exceed $1,500,000 shall not be included in the determination of Working Capital of Greenwald.


SECTION 2.  CREDIT FACILITIESSECTION 2.CREDIT FACILITIES

    2.1Revolving Loans.

           (a) Subject to, and upon the terms and conditions contained herein, Lender agrees to make Revolving Loans to Borrowers from time to time in amounts requested by Agent up to the amount equal to the sum of:

                   (i)eighty-five (85%) percent of the Net Amount of Eligible Accounts, plus

                      (ii)       the sum of: (A) the lesser of (1)
$1,200,000.00 or (2) the
sum of sixty-seven (67%) percent of the Value of Bright Star Eligible Inventory consisting of finished goods plus seventeen (17%) percent of the Value of Bright Star Eligible Inventory consisting of raw materials for such finished goods; plus
(B) the lesser of (1) $800,000.00 or (2) the sum of thirty-one (31%) percent of the Value of Fenwal Eligible Inventory consisting of finished goods plus twenty (20%) percent of the Value of Fenwal Eligible Inventory consisting of raw materials; plus (C) the lesser of (1) $1,500,000.00 or (2) the sum of fifty eight
(58%) percent of the Value of Greenwald Eligible Inventory consisting of finished goods plus forty (40%) percent of the Value of Greenwald Eligible Inventory consisting of raw materials; plus (D) the lesser of (1) $1,200,000.00 or (2) the sum of fifty (50%) percent of the Value of Masterview Eligible Inventory consisting of finished goods plus forty-five (45%) percent of the Value of Masterview Eligible Inventory consisting of raw materials; less

                     (iii)       any Availability Reserves.

           (b) Lender may, in its discretion, from time to time, upon not less than five (5) days prior notice to Borrowers, (i) reduce the lending formula with respect to Eligible Accounts of any Borrower to the extent that Lender determines in good faith that: (A) the dilution with respect to the Accounts for any period (based on the ratio of (1) the aggregate amount of reductions in Accounts other than as a result of payments in cash to (2) the aggregate amount of total sales) has increased in any material respect or may be reasonably anticipated to increase in any material respect above historical levels, or (B) the general creditworthiness of account debtors has declined or
(ii) reduce the lending formula(s) with respect to Eligible Inventory to the extent that Lender determines that: (A) the number of days of the turnover of the
Inventory for any Borrower and for any period has changed in any material respect or (B) the liquidation value of the Eligible Inventory, or any category thereof, has decreased, or (C) the nature and quality of the Inventory has deteriorated in any material respect. In determining whether to reduce the lending formula(s), Lender may consider events, conditions, contingencies or risks which are also considered in determining Eligible Accounts, Eligible Inventory of any Borrower or in establishing Availability Reserves.

           (c) Except in Lender's discretion, the aggregate amount of the Revolving Loans and the Letter of Credit Accommodations outstanding at any time to each Borrower shall not exceed the Revolving Credit Limit for such Borrower and the aggregate amount of Loans and the Letter of Credit Accommodations outstanding at any time to such Borrower shall not exceed the Maximum Credit for each Borrower. In the event that the outstanding amount of any component of the Loans, or the aggregate amount of the outstanding Loans and Letter of Credit Accommodations, exceed the amounts available under the lending formulas, the sublimits for Letter of Credit Accommodations set forth in Section 2.2(c), the sublimits for Equipment Acquisition Loans, the Revolving Credit Limit or the Maximum Credit, as applicable, such event shall not limit, waive or otherwise affect any rights of Lender in that circumstance or on any future occasions and Borrowers shall, upon demand by Lender, which may be made at any time or from time to time, immediately repay to Lender the entire amount of any such excess(es) for which payment is demanded.

    2.2 Letter of Credit Accommodations.


           (a) Subject to, and upon the terms and conditions contained herein, at the request of Agent, Lender agrees to provide or arrange for Letter of Credit Accommodations for the account of Borrowers, containing terms and conditions acceptable to Lender and the issuer thereof. Any payments made by Lender to any issuer thereof and/or related parties in connection with the Letter of Credit Accommodations shall constitute additional Revolving Loans to such Borrowers pursuant to this Section 2.

           (b) In addition to any charges, fees or expenses charged by any bank or issuer in connection with the Letter of Credit Accommodations, Borrowers shall pay to Lender a letter of credit fee at a rate equal to three (3%) percent per annum on the daily outstanding balance of the Letter of Credit Accommodations for the immediately preceding month (or part thereof), payable in arrears as of the first day of each succeeding month. Such letter of credit fee shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed and the obligation of Borrowers to pay such fee shall survive the termination or non-renewal of this Agreement.

           (c) No Letter of Credit Accommodations shall be available unless on the date of the proposed issuance of any Letter of Credit Accommodations, the Revolving Loans available to Borrowers, (subject to the applicable Revolving Credit Limit and any Availability Reserves), are equal to or greater than: (i) if the proposed Letter of Credit Accommodation is for the purpose of purchasing Eligible Inventory, the product of one (1) minus the percentage lending formula for such Eligible Inventory times the cost of such Eligible Inventory, plus (B) freight, taxes, duty and other amounts which Lender estimates must be paid in connection with such Inventory upon arrival and for delivery to one of Borrowers' locations for Eligible Inventory within the United States of America and (ii) if the proposed Letter of Credit Accommodation is for any other purpose, an amount equal to one hundred (100%) percent of the face amount thereof and all other commitments and obligations made or incurred by Lender with respect thereto. Effective on the issuance of each Letter of Credit Accommodation, the amount of Revolving Loans which might otherwise be available to the Borrower for whom the Letter of Credit Accommodation is issued, shall be reduced by the applicable amount set forth in Section 2.2(c)(i) or Section 2.2(c)(ii).

           (d) Except in Lender's discretion, (i) the amount of all outstanding Letter of Credit Accommodations and all other commitments and obligations made or incurred by Lender in connection therewith, shall not at any time exceed $1,000,000.00, and (ii) the amount of all outstanding Letter of Credit Accommodations for the purpose of purchasing Eligible Inventory of Borrowers and all other commitments and obligations made or incurred by Lender in connection therewith shall not at any time exceed with respect to any Borrower, (A) the lesser of (1) $1,000,000 or (2) the limitation on Revolving Loans permitted to be made against Eligible Inventory pursuant to Section 2.1(a)(ii) minus (B) the amount of the then outstanding Revolving Loans to such Borrower based on Eligible Inventory pursuant to Section 2.1(a)(ii) hereof. At any time an Event of Default exists or has occurred and is continuing, upon Lender's request, Borrowers will either furnish cash collateral to secure the reimbursement obligations to the issuer in connection with any Letter of Credit Accommodations or furnish cash collateral to Lender for the Letter of Credit Accommodations, and in either case, the Revolving Loans otherwise available to Borrowers shall not be reduced as provided in Section 2.2(c) to the extent of such cash collateral.

           (e) Borrowers shall indemnify and hold Lender harmless from and against any and all losses, claims, damages, liabilities, costs and expenses which Lender may suffer or incur in connection with any Letter of Credit Accommodations and any documents, drafts or acceptances relating thereto, including, but not limited to, any losses, claims, damages, liabilities, costs and expenses due to any action taken by any issuer or correspondent with respect to any Letter of Credit Accommodation. Borrowers assume all risks with respect to the acts or omissions of the drawer under or beneficiary of any Letter of Credit Accommodation and for such purposes the drawer or beneficiary shall be deemed Borrowers' agent. Borrowers assume all risks for, and agree to pay, all foreign, Federal, State and local taxes, duties and levies relating to any goods subject to any Letter of Credit Accommodations or any documents, drafts or acceptances thereunder. Borrowers hereby release and hold Lender harmless from and against any acts, waivers, errors, delays or omissions, whether caused by any
Borrower, by any issuer or correspondent or otherwise with respect to or relating to any Letter of Credit Accommodation. The provisions of this Section 2.2(e) shall survive the payment of Obligations and the termination or non-renewal of this Agreement.

           (f) Nothing contained herein shall be deemed or construed to grant Borrowers any right or authority to pledge the credit of Lender in any manner. Lender shall have no liability of any kind with respect to any Letter of Credit Accommodation provided by an issuer other than Lender unless Lender has
duly executed and delivered to such issuer the application or a guarantee or indemnification in writing with respect to such Letter of Credit Accommodation. Borrowers shall be bound by any interpretation made in good faith by Lender, or any other issuer or correspondent under or in connection with any Letter of Credit Accommodation or any documents, drafts or acceptances thereunder, notwithstanding that such interpretation may be inconsistent with any instructions of any Borrower. Lender shall have the sole and exclusive right
 and
authority to, and Borrowers shall not: (i) at any time an Event of Default exists or has occurred and is continuing, (A) approve or resolve any questions of non-compliance of documents, (B) give any instructions as to acceptance or rejection of any documents or goods or (C) execute any and all applications for steamship or airway guaranties, indemnities or delivery orders, and (ii) at all times,
(A) grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances, or documents, and (B) agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letter of Credit Accommodations, or documents, drafts or acceptances thereunder or any letters of credit included in the Collateral. Lender may take such actions either in its own name or in any Borrower's name.

           (g) any rights, remedies, duties or obligations granted or undertaken by Borrowers to any issuer or correspondent in any application for any
Letter of Credit Accommodations, or any other agreement in favor of any issuer or correspondent relating to any Letter of Credit Accommodation, shall be deemed to have been granted or undertaken by Borrowers to Lender. Any duties or obligations undertaken by Lender to any issuer or correspondent in any application for any Letter of Credit Accommodation, or any other agreement by Lender in favor of any issuer or correspondent relating to any Letter of Credit Accommodation, shall be deemed to have been undertaken by Borrowers to Lender
 and
to apply in all respects to all Borrowers.

    2.3 Term Loans .  Lender is making Term Loans to each
Borrower in the original principal amounts set forth below:


Borrower
Original Term Loan Principal
Amount






Bright Star
$190,000.00


Fenwal
$565,000.00


Greenwald
$392,000.00


Masterview
$916,000.00


OSM
$86,000.00






The Term Loans are each (a) evidenced by a Term Promissory Note in such original principal amount duly executed and delivered by the respective Borrowers to Lender concurrently herewith; (b) to be repaid, together with interest and other amounts, in accordance with this Agreement, the Term Promissory Notes, and the other Financing Agreements and (c) secured by all of the Collateral.

   2.4 Equipment Acquisition Facility.

   Subject to, and upon the terms and conditions contained herein, Lender agrees to make Equipment Loans to Borrowers from time to time, up to the amount equal to the lesser of (a) the amounts set forth below opposite each Borrower's name, or (b) seventy (70%) percent of the Hard Cost of Eligible Equipment:


Borrower
Maximum Principal Amount of Equipment Loans






Bright Star
$420,000


Fenwal
$580,000


Greenwald
$230,000


Masterview
$350,000


OSM
$170,000


   Each Equipment Loan requested by a Borrower hereunder shall be in a minimum amount of $50,000. Each request by a Borrower for an Equipment Loan shall be accompanied by copies of all purchase orders, invoices and other documentation relating to the Eligible Equipment to be purchased including a list and description of the Eligible Equipment (by model, make, manufacturer, serial no. (if available) and/or such other identifying information as may be required by Lender) and such other information and documents as may be requested by Lender. Each Equipment Loan shall be (a) evidenced by an Equipment Loan Promissory Note substantially in the form attached as Exhibit B hereto, completed, executed and delivered by the respective Borrower to Lender (in a manner satisfactory to Lender) prior to the making of any Equipment Loan or by the records and loan accounts maintained by Lender; (b) repaid, together with interest and other amounts, in accordance with this Agreement, the Equipment Loan Promissory Note, and the other Financing Agreements and (c) secured by a first and only security interest on the acquired Equipment and by all the other Collateral. Borrower shall deliver to Lender upon request evidence of full payment for all Eligible Equipment acquired with the proceeds of an Equipment Loan and the absence of liens thereon. The principal amount of each Equipment Loan shall be repaid in equal consecutive monthly payments, payable on the first day of each calendar month, commencing on the first such day to occur after the date each such Loan is made. The principal amount shall be amortized over a sixty (60) month period and the outstanding principal balance thereof and all accrued and unpaid interest, fees and charges shall be due and payable on the first to occur of (a) the election of Lender upon and following an Event of Default and (b) the date of termination or nonrenewal of this Agreement. Interest on the Equipment Loans shall be computed and paid in accordance with Section 3.1 hereof.

    2.5 Availability Reserves .  All Revolving
Loans otherwise available to Borrower pursuant to the lending formulas and subject to the Maximum Credit and other applicable limits hereunder shall be subject to Lender's continuing right to establish and revise Availability Reserves in addition to the Availability Reserves established on the date hereof including, without limitation an Availability Reserve in respect of the Greenwald
Real Property in Brooklyn, New York in the amount of $500,000 (the "Greenwald Availability Reserve"). The Greenwald Availability Reserve will be released on a dollar for dollar basis upon Lender's receipt of at least $250,000 in proceeds from the sale of the Greenwald Real Property (which shall be applied as provided in Section 9.7) and/or when Borrowers furnish to Lender substitute Collateral satisfactory to Lender in all respects including, if such substitute collateral is real estate, an appraisal in form, scope and methodology and by an appraiser satisfactory to Lender and an environmental assessment satisfactory to Lender in good faith. The Greenwald Availability Reserve shall be increased by $250,000 up to a maximum of $500,000 in the event that the Greenwald Real Property is sold and the proceeds are applied as provided in Section 9.7, Greenwald relocates to Connecticut in accordance with Section 9.8 and sufficient substitute collateral is not provided as set forth above. In the event the Mortgage is recorded in accordance with Section 9.7(b)(iii)(B), the Greenwald Availability Reserve will be released.

    2.6 Appointment of Fenwal as Agent for Requesting Loans and Receipt of Statements.2.6Appointment of Fenwal as Agent for Requesting Loans and Receipt of Statements.

           (a)  Each Borrower hereby irrevocably appoints and constitutes
Fenwal as its agent ("Agent") to request Revolving Loans, Equipment Loans, Letter of Credit Accommodations and the Term Loans and to otherwise take action pursuant to this Agreement in the name or on behalf of each of and all of the Borrowers. Lender may distribute Loans to Agent, such Borrowers' account(s) or otherwise make such Loans to Borrowers as specified by Agent, or as determined by Lender to pay Obligations, without notice to any other Borrower or any Obligor. Agent agrees to immediately distribute the proceeds of Loans made to it to each of the Borrowers in the amounts specified in its Loan requests to Lender and in accordance with the lending formulas, sublimits and other limitations set forth herein.

           (b)  Each Borrower hereby irrevocably appoints and constitutes
Fenwal as its agent to receive and redistribute Loans and to receive statements of account and all other notices and materials from Lender under this Agreement and the other Financing Agreements or otherwise in connection with or related to the Obligations.

           (c) No purported termination of the appointment of Fenwal as agent as aforesaid shall be effective, except after thirty (30) business days prior written notice to Lender and appointment of a substitute agent from among the Borrowers acceptable to Lender in all respects.

SECTION 3.INTEREST AND FEES

    3.1.Interest.

           (a) Borrowers shall pay to Lender interest on the outstanding principal amount of the non-contingent Obligations at the rate of one and one-half (1 1/2%) percent per annum in excess of the Prime Rate, except that Borrowers shall pay to Lender interest, at Lender's option, without notice, at the rate of two and one-half (2.5%) percent per annum in excess of the Prime Rate
(the "Default Rate"): (i) on the non-contingent Obligations for the period from and after the date of termination or non-renewal hereof, or the date of the occurrence of an Event of Default, and for so long as such Event of Default is continuing as determined by Lender and until such time as Lender has received full and final payment of all such Obligations (notwithstanding entry of any judgment against any or all Borrowers) and (ii) on the Revolving Loans at any time outstanding in excess of the amounts available to Borrowers under Section
2 (whether or not such excess(es), arise or are made with or without Lender's knowledge or consent and whether made before or after an Event of Default). All interest accruing hereunder on and after the occurrence of any of the events referred to in Sections 3.1(a)(i) or 3.1(a)(ii) above shall be payable on demand.

           (b) Interest shall be payable by Borrowers to Lender monthly in arrears not later than the first day of each calendar month and shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed. The interest rate shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate effective on the first day of the month after any change in such Prime Rate is announced based on the Prime Rate in effect on the last day of the month in which any such change occurs. In no event shall charges constituting interest payable by Borrowers to Lender exceed the maximum amount or the rate permitted under any applicable law or regulation, and if any part or provision of this Agreement is in contravention of any such law or regulation, such part or provision shall be deemed amended to conform thereto.

    3.2 Closing Fee . Each Borrower shall pay to Lender a closing fee in the amounts set forth below, which shall be fully earned as of the
date hereof and payable in two equal installments on the date hereof and on the first anniversary of the date hereof:


Borrower
Closing Fee






Bright Star
$28,100


Fenwal
$36,450


Greenwald
$44,580


Masterview
$44,660


OSM
$16,810


    The second installment of the Greenwald closing fee is subject to reduction by $1,960 in the event that prior to the first anniversary of the date hereof Greenwald relocates to Connecticut and as a result the Greenwald Term Loan is paid in full as provided in Section 9.8 hereof.

    3.3 Servicing Fee . Each Borrower shall pay to Lender monthly a servicing fee in an amount equal to $2,000 in respect of Lender's services for each month (or part thereof) while this Agreement remains in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be fully earned as of and payable in advance on the date hereof and on the first day of each month hereafter.

    3.4 Unused Line Fee .  Each Borrower shall pay to
Lender monthly an unused line fee equal to one quarter (1/4%) percent per annum calculated upon the amount by which the Revolving Credit Limit for each Borrower exceeds the average daily principal balance of the outstanding Revolving Loans and Letter of Credit Accommodations for each such Borrower during the immediately preceding month (or part thereof) while this Agreement is in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be payable on the first day of each month in arrears.


SECTION 4.CONDITIONS PRECEDENT


4.1Conditions Precedent to Initial Loans and Letter of Credit
Accommodations . Each of the following is a condition precedent to Lender making the initial Loans and providing the initial Letter of Credit Accommodations hereunder:

           (a) Lender shall have received, in form and substance satisfactory to Lender, all releases, terminations and such other documents as Lender may request to evidence and effectuate the termination by the existing lender or lenders to Borrowers of their respective financing arrangements with Borrowers and the termination and release by it or them, as the case may be, of any interest in and to any assets and properties of each Borrower and each Obligor, duly authorized, executed and delivered by it or each of them, including, but not limited to, (i) UCC termination statements for all UCC financing statements previously filed by it or any of them or their predecessors, as secured party and any Borrower or any Obligor, as debtor and (ii) satisfactions and discharges of any mortgages, deeds of trust or deeds to secure debt by any Borrower or any Obligor in favor of such existing lender or lenders, in form acceptable for recording in the appropriate government office;

           (b) Lender shall have received evidence, in form and substance satisfactory to Lender, that Lender has valid perfected and first priority security interests in and liens upon the Collateral and any other property which is intended to be security for the Obligations or the liability of any Obligor in respect thereof, subject only to the security interests and liens permitted herein or in the other Financing Agreements;

           (c) all requisite corporate action and proceedings in connection with this Agreement and the other Financing Agreements shall be satisfactory in form and substance to Lender, and Lender shall have received all information and copies of all documents, including, without limitation, records of requisite corporate action and proceedings which Lender may have in good faith requested in connection therewith, such documents where requested by Lender or its counsel to be certified by appropriate corporate officers or governmental authorities;

           (d) no material adverse change shall have occurred in the assets, business or prospects of any Borrower since the date of Lender's latest field examination and no change or event shall have occurred which would impair the ability of any Borrower or any Obligor to perform its obligations hereunder or under any of the other Financing Agreements to which it is a party or of Lender to enforce the Obligations or realize upon the Collateral;

          (e) Lender shall have completed a field review of the Records and such other information with respect to the Collateral as Lender may in good faith require to determine the amount of Revolving Loans available to Borrowers, the results of which shall be satisfactory to Lender, not more than three (3) business days prior to the date hereof;

           (f) Lender shall have received, in form and substance satisfactory to Lender, all consents, waivers, acknowledgments and other agreements from third persons which Lender may deem necessary or desirable in order to permit, protect and perfect its security interests in and liens upon the
Collateral or to effectuate the provisions or purposes of this Agreement and the other Financing Agreements, including, without limitation, acknowledgments by lessors, mortgagees and warehousemen of Lender's security interests in the Collateral, waivers by such persons of any security interests, liens or other claims by such persons to the Collateral and agreements permitting Lender access to, and the right to remain on, the premises to exercise its rights and remedies and otherwise deal with the Collateral;

           (g) Lender shall have received evidence of insurance and loss payee endorsements required hereunder and under the other Financing Agreements, in form and substance satisfactory to Lender, and certificates of insurance policies and/or endorsements naming Lender as loss payee;

           (h) the aggregate Excess Availability for all the Borrowers as determined by Lender, as of the date hereof, shall not be less than $1,500,000 after giving effect to the initial Loans made or to be made and Letter of Credit Accommodations issued or to be issued in connection with the initial transactions hereunder;

           (i) Lender shall have received an environmental audit of Masterview's buildings and the Real Property in Phoenix, Arizona conducted by an independent environmental engineering firm acceptable to Lender, and in form, scope and methodology satisfactory to Lender, confirming (i) Masterview is in compliance with all material applicable Environmental Laws and (ii) the absence of any material environmental problems;

           (j) Lender shall have received, in form and substance satisfactory to Lender, a valid and effective title insurance policy issued by a company and agent acceptable to Lender (i) insuring the priority, amount and sufficiency of the Mortgage provided by Masterview, (ii) insuring against matters that would be disclosed by surveys and (iii) containing any legally available endorsements, assurances or affirmative coverage requested by Lender in good faith for protection of its interests;

           (k) Lender shall have received, in form and substance satisfactory to Lender, a fair market valuation of Publicker;

           (l) Lender shall have received, in form and substance satisfactory to Lender, such opinion letters of counsel to Borrowers and the Obligors with respect to the Financing Agreements and such other matters as Lender may request; and

           (m) the other Financing Agreements and all instruments and documents hereunder and thereunder shall have been duly executed and delivered to Lender, in form and substance satisfactory to Lender.


     4.2Conditions Precedent to All Loans and Letter of Credit
Accommodations . Each of the following is an additional condition precedent to Lender making Loans and/or providing Letter of Credit Accommodations to Borrowers, including the initial Loans and Letter of Credit Accommodations and any future Loans and Letter of Credit Accommodations:

           (a) all representations and warranties contained herein and in the other Financing Agreements shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of the making of each such Loan or providing each such Letter of Credit Accommodation and after giving effect thereto; and

           (b) no Event of Default and no event or condition which, with notice or passage of time or both, would constitute an Event of Default, shall exist or have occurred and be continuing on and as of the date of the making of such Loan or providing each such Letter of Credit Accommodation and after giving effect thereto.


SECTION 5.GRANT OF SECURITY INTEREST

    To secure payment and performance of all Obligations, each Borrower hereby grants to Lender a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Lender as security, the following property and interests in property of Borrowers, whether now owned or hereafter acquired or existing, and wherever located (collectively, the "Collateral"):

    5.1    Accounts;

    5.2 all present and future contract rights, general intangibles (including, but not limited to, tax and duty refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims and existing and future leasehold interests in equipment, real estate and fixtures), chattel paper, documents, instruments, letters of credit, bankers' acceptances and guaranties;

    5.3 all present and future monies, securities, credit balances, deposits, deposit accounts and other property of Borrowers now or hereafter held or received by or in transit to Lender or its affiliates or at any other depository or other institution from or for the account of any Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Accounts and other Collateral, including, without limitation, (a) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (b) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (c) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Accounts or other Collateral, including, without limitation, returned, repossessed and reclaimed goods, and (d) deposits by and property of account debtors or other persons securing the obligations of account debtors;

    5.4    Inventory;

    5.5    Equipment;

    5.6    Real Property;

    5.7    Records; and

    5.8 all products and proceeds of the foregoing, in any form, including, without limitation, insurance proceeds and all claims against third parties for loss or damage to or destruction of any or all of the foregoing.

    5.9 Lender acknowledges that certain pre-existing financing arrangements of Borrowers as set forth on Schedule 8.4 are secured by security interests in Equipment that restrict Borrowers' right to grant security interests thereon. The security interest granted to Lender in such Equipment that is subject to pre-existing liens shall attach to the maximum extent not limited by such pre-existing financing arrangements.

SECTION 6.  COLLECTION AND ADMINISTRATION


    6.1 Borrowers' Loan Accounts6.1Borrower's Loan Account . Lender shall maintain one or more loan account(s) on its books in which shall be recorded (a) all Loans, Letter of Credit Accommodations and other Obligations and the Collateral, (b) all payments made by or on behalf of Borrowers and (c) all other appropriate debits and credits as provided in this Agreement, including, without limitation, fees, charges, costs, expenses and interest. All entries in the loan account(s) shall be made in accordance with Lender's customary practices as in effect from time to time.

    6.2 Statements . Lender shall render to Agent each month a statement setting forth the balance in the Borrowers' loan account(s) maintained by Lender for Borrowers pursuant to the provisions of this Agreement, including principal, interest, fees, costs and expenses. Each such statement shall be subject to subsequent adjustment by Lender but shall, absent manifest errors or omissions, be considered correct and deemed accepted by Borrowers and conclusively binding upon Borrowers as an account stated except to the extent that Lender receives a written notice from Agent of any specific exceptions of Borrowers thereto within thirty (30) days after the date such statement has been mailed by Lender. Until such time as Lender shall have rendered to Agent a written statement as provided above, the balance in Borrowers' loan account(s) shall be presumptive evidence of the amounts due and owing to Lender by Borrowers.

    6.3    Collection of Accounts

           (a) Borrowers shall establish and maintain, at their expense, blocked accounts or lockboxes and related blocked accounts (in either case, "Blocked Accounts"), as Lender may specify, with such banks as are acceptable to Lender into which Borrowers shall promptly deposit and direct their account debtors to directly remit all payments on Accounts and all payments constituting proceeds of Inventory or other Collateral in the identical form in which such payments are made, whether by cash, check or other manner. The banks at which the Blocked Accounts are established shall enter into an agreement, in form and substance satisfactory to Lender, providing that all items received or deposited in the Blocked Accounts are the property of Lender, that the depository bank has no lien upon, or right to setoff against, the Blocked Accounts, the items received for deposit therein, or the funds from time to time on deposit therein and that the depository bank will wire, or otherwise transfer, in immediately available funds, on a daily basis, all funds received or deposited into the Blocked Accounts to such bank account of Lender as Lender may from time to time designate for such purpose ("Payment Account"). Borrowers agree that all payments made to such Blocked Accounts or other funds received and collected by Lender, whether on the Accounts or as proceeds of Inventory or other Collateral or otherwise shall be the property of Lender.

           (b) For purposes of calculating interest on the Obligations, such payments or other funds received will be applied (conditional upon final collection) to the Obligations two (2) business days following the date of receipt of immediately available funds by Lender in the Payment Account. For purposes of calculating the amount of the Revolving Loans available to Borrowers such payments will be applied (conditional upon final collection) to the Obligations on the business day of receipt by Lender in the Payment Account, if such payments are received within sufficient time (in accordance with Lender's usual and customary practices as in effect from time to time) to credit Borrowers' loan account(s) on such day, and if not, then on the next business day.

           (c) Borrowers and all of their affiliates, subsidiaries, shareholders, directors, employees or agents shall, acting as trustee for Lender, receive, as the property of Lender, any monies, checks, notes, drafts or any other payment relating to and/or proceeds of Accounts or other Collateral which come into their possession or under their control and immediately upon receipt thereof, shall deposit or cause the same to be deposited in the Blocked Accounts, or remit the same or cause the same to be remitted, in kind, to Lender. In no event shall the same be commingled with Borrowers' own funds. Borrowers agree to reimburse Lender on demand for any amounts owed or paid to any bank at which a Blocked Account is established or any other bank or person involved in the transfer of funds to or from the Blocked Accounts arising out of Lender's payments to or indemnification of such bank or person. The obligation of Borrowers to reimburse Lender for such amounts pursuant to this Section 6.3 shall survive the termination or non-renewal of this Agreement.

    6.4 Payments All Obligations shall be payable to the Payment Account as provided in Section 6.3 or such other place as Lender may designate from time to time. Lender may apply payments received or collected from Borrowers or for the account of any Borrower (including, without limitation, the monetary proceeds of collections or of realization upon any Collateral) to such of the Revolving Loans and other Obligations (except for the Term Loans and Equipment Loans which so long as no Event of Default exists or has occurred and is continuing shall be paid in accordance with the promissory notes evidencing such loans), whether or not then due, in such order and manner as Lender determines. At Lender's option, all principal, interest, fees, costs, expenses and other charges provided for in this Agreement or the other Financing Agreements may be charged directly to the loan account(s) of Borrowers. Borrowers shall make all payments to Lender on the Obligations free and clear of,
and without deduction or withholding for or on account of, any setoff, counterclaim, defense, duties, taxes, levies, imposts, fees, deductions, withholding, restrictions or conditions of any kind. If after receipt of any payment of, or proceeds of Collateral applied to the payment of, any of the Obligations, Lender is required to surrender or return such payment or proceeds to any Person for any reason, then the Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Agreement shall continue in full force and effect as if such payment or proceeds had not been received by Lender. Borrowers shall be liable to pay to Lender, and do hereby indemnify and hold Lender harmless for the amount of any payments or proceeds surrendered or returned. This Section 6.4 shall remain effective notwithstanding any contrary action which may be taken by Lender in reliance upon such payment or proceeds. This Section 6.4 shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.

    6.5    Authorization to Make Loans .  Lender
is authorized to make the Loans and provide the Letter of Credit Accommodations based upon telephonic or other instructions received from anyone purporting to be an officer of Agent or other authorized person or, at the discretion of Lender, if such Loans are necessary to satisfy any Obligations. All requests for
Loans or Letter of Credit Accommodations hereunder shall specify the date on which the requested advance is to be made or Letter of Credit Accommodations established (which day shall be a business day) and the amount of the requested Loan. Requests received after 11:00 a.m. Boston, Massachusetts time on any day shall be deemed to have been made as of the opening of business on the immediately following business day. All Loans and Letter of Credit Accommodations under this Agreement shall be conclusively presumed to have been made to, and at the request of and for the benefit of, Borrowers when deposited to the credit of Agent or otherwise disbursed or established in accordance with the instructions of Agent or in accordance with the terms and conditions of this Agreement.

    6.6 Use of Proceeds . Borrowers shall use the initial proceeds of the Loans provided by Lender to Borrowers hereunder only for:
(a) payments to each of the persons listed in the disbursement direction letter furnished by Borrowers to Lender on or about the date hereof and (b) costs, expenses and fees in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Financing Agreements. All other Loans made or Letter of Credit Accommodations provided by Lender to Borrowers pursuant to the provisions hereof shall be used by Borrowers only for general operating, working capital and other proper corporate purposes of Borrowers not otherwise prohibited by the terms hereof. None of the proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security or for the purposes of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Loans to be considered a "purpose credit" within the meaning of Regulation G of the Board of Governors of the Federal Reserve System, as amended.


SECTION 7.COLLATERAL REPORTING AND
COVENANTS

    7.1    Collateral Reporting .  Borrowers shall
provide Lender with the following documents in a form satisfactory to Lender:
 (a)
on a regular basis as required by Lender, schedules of Accounts; (b) on a monthly basis or more frequently as Lender may request, (i) perpetual inventory reports,
(ii) inventory reports by category and (iii) agings of accounts payable,
(c) upon
Lender's request, (i) copies of customer statements and credit memos, remittance advices and reports, and copies of deposit slips and bank statements,
(ii) copies
of shipping and delivery documents, and (iii) copies of purchase orders, invoices and delivery documents for Inventory and Equipment acquired by Borrowers; (d) agings of accounts receivable on a weekly basis or more frequently as Lender may
request; and (e) such other reports as to the Collateral as Lender shall request from time to time. If any of Borrowers' records or reports of the Collateral are
prepared or maintained by an accounting service, contractor, shipper or other agent, Borrowers hereby irrevocably authorize such service, contractor, shipper or agent to deliver such records, reports, and related documents to Lender and to follow Lender's instructions with respect to further services at any time that an Event of Default exists or has occurred and is continuing.

    7.2    Accounts Covenants .

           (a) Borrowers shall notify Lender promptly of: (i) any material delay in any Borrower's performance of any of its obligations to any account debtor or the assertion of any material claims, offsets, defenses or counterclaims by any account debtor, or any disputes with account debtors, or any
settlement, adjustment or compromise thereof that are reasonably likely to result in a material reduction in an Account, (ii) all material adverse information relating to the financial condition of any account debtor and (iii) any event or circumstance which, to Borrowers' knowledge, would cause Lender to consider any then existing Accounts as no longer constituting Eligible Accounts. No credit, discount, allowance or extension or agreement for any of the foregoing shall be granted to any account debtor without Lender's consent, except in the ordinary course of Borrowers' businesses in accordance with practices and policies previously disclosed in writing to Lender. So long as no Event of Default exists or has occurred and is continuing, Borrowers shall settle, adjust or compromise any claim, offset, counterclaim or dispute with any account debtor.
At any time that an Event of Default exists or has occurred and is continuing, Lender shall, at its option, have the exclusive right to settle, adjust or compromise any claim, offset, counterclaim or dispute with account debtors or grant any credits, discounts or allowances.

           (b) Borrowers shall promptly report to Lender any return of Inventory by an account debtor having a sales price in excess of $25,000.
At any
time that Inventory is returned, reclaimed or repossessed, the related Account shall not be deemed an Eligible Account. In the event any account debtor returns
Inventory when an Event of Default exists or has occurred and is continuing, each
Borrower shall, upon Lender's request, (i) hold the returned Inventory in trust for Lender, (ii) segregate all returned Inventory from all of its other property,
(iii) dispose of the returned Inventory solely according to Lender's instructions, and (iv) not issue any credits, discounts or allowances with respect thereto without Lender's prior written consent.

           (c) With respect to each Account: (i) the amounts shown on any invoice delivered to Lender or schedule thereof delivered to Lender shall be true and complete, (ii) no payments shall be made thereon except payments immediately delivered to Lender pursuant to the terms of this Agreement, (iii) no credit, discount, allowance or extension or agreement for any of the foregoing shall be granted to any account debtor except as reported to Lender in accordance with this Agreement and except for credits, discounts, allowances or extensions made or given in the ordinary course of Borrowers' businesses in accordance with practices and policies previously disclosed to Lender, (iv) there shall be no setoffs, deductions, contras, defenses, counterclaims or disputes existing or asserted with respect thereto except as reported to Lender in accordance with the
terms of this Agreement, (v) none of the transactions giving rise thereto will violate any applicable State or Federal laws or regulations, all documentation relating thereto will be legally sufficient under such laws and regulations and all such documentation will be legally enforceable in accordance with its terms.

           (d) Lender shall have the right at any time or times, in Lender's name or in the name of a nominee of Lender, to verify the validity, amount or any
other matter relating to any Account or other Collateral, by mail, telephone, facsimile transmission or otherwise.

           (e) Borrowers shall deliver or cause to be delivered to Lender, with appropriate endorsement and assignment, with full recourse to Borrowers, all
chattel paper and instruments which any Borrower now owns or may at any time acquire immediately upon such Borrower's receipt thereof, except as Lender may otherwise agree.

           (f) Lender may, at any time or times that an Event of Default exists or has occurred and is continuing, (i) notify any or all account debtors that the Accounts have been assigned to Lender and that Lender has a security interest therein and Lender may direct any or all account debtors to make payment of Accounts directly to Lender, (ii) extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms or conditions, any and all Accounts or other obligations included in the Collateral and thereby discharge or release the account debtor or any other party or parties in any way liable for payment thereof without affecting any of the Obligations, (iii) demand, collect or enforce payment of any Accounts or such other obligations, but without any duty to do so, and Lender shall not be liable for its failure to collect or enforce the payment thereof nor for the negligence of its agents or attorneys with respect thereto and (iv) take whatever other action Lender may deem necessary or desirable for the protection of its interests. At any time that an Event of Default exists or has occurred and is continuing, at Lender's request, all invoices and statements sent to any account debtor shall state that the Accounts and such other obligations have been assigned to Lender and are payable directly and only to Lender and Borrowers shall deliver to Lender such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Accounts as Lender may require.

    7.3    Inventory Covenants .  With respect to the
Inventory: (a) Borrowers shall at all times maintain inventory records reasonably satisfactory to Lender, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, Borrowers' cost therefor and daily withdrawals therefrom and additions thereto; (b) Borrowers shall conduct a physical count of the Inventory at least once each year, but at any time or times as Lender may request on or after an Event of Default, and promptly following such physical inventory shall supply Lender with a report in the form and with such specificity as may be reasonably satisfactory to Lender concerning such physical count; (c) Borrowers shall not remove any Inventory from the locations set forth or permitted herein, without the prior written consent of Lender, except for sales of Inventory in the ordinary course of Borrowers' businesses and except to move Inventory directly from one location set forth or permitted herein to another such location; (d) upon Lender's request, each Borrower shall, at its expense, no more than once in any twelve (12) month period, but at any time or times as Lender may request on or after an Event of Default, deliver or cause to be delivered to Lender written reports or appraisals as to the Inventory in form, scope and methodology acceptable to Lender and by an appraiser acceptable to Lender, addressed to Lender or upon which Lender is expressly permitted to rely; (e) Borrowers shall produce, use, store and maintain the Inventory, with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable laws (including, but not limited to, the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto); (f) Borrowers assume all responsibility and liability arising from or relating to the production, use, sale or other disposition of the Inventory; (g) Borrowers shall not sell Inventory to any customer on approval, or any other basis which entitles the customer to return or may obligate any Borrower to repurchase such Inventory; (h) Borrowers shall keep the Inventory in good and marketable condition; and (i) Borrowers shall not, without prior written notice to Lender, acquire or accept any Inventory on consignment or approval.

    7.4    Equipment Covenants .  With respect to the
Equipment: (a) upon Lender's request, each Borrower shall, at its expense, at any time or times as Lender may request on or after an Event of Default, deliver or cause to be delivered to Lender written reports or appraisals as to the Equipment in form, scope and methodology acceptable to Lender and by an appraiser acceptable to Lender; (b) Borrowers shall keep the Equipment in good order, repair, running and marketable condition (ordinary wear and tear excepted); (c) Borrowers shall use the Equipment with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with all applicable laws; (d) the Equipment is and shall be used in Borrowers' businesses and not for personal, family, household or farming use; (e) Borrowers shall not remove any Equipment from the locations set forth or permitted herein, except to the extent necessary to have any Equipment repaired or maintained in the ordinary course of the business of Borrowers or to move Equipment directly from one location set forth or permitted herein to another such location and except for the movement of motor vehicles used by or for the benefit of Borrowers in the ordinary course of business; (f) the Equipment is now and shall remain personal property and Borrowers shall not permit any of the Equipment to be or become a part of or affixed to real property; and (g) Borrowers assume all responsibility and liability arising from the use of the Equipment.

    7.5 Power of Attorney . Each Borrower hereby irrevocably designates and appoints Lender (and all persons designated by Lender) as such Borrower's true and lawful attorney-in-fact, and authorizes Lender, in any Borrower's or Lender's name, to: (a) at any time an Event of Default exists or has occurred and is continuing (i) demand payment on Accounts or other proceeds of Inventory or other Collateral, (ii) enforce payment of Accounts by legal proceedings or otherwise, (iii) exercise all of Borrowers' rights and remedies to collect any Account or other Collateral, (iv) sell or assign any Account upon such terms, for such amount and at such time or times as the Lender deems advisable, (v) settle, adjust, compromise, extend or renew an Account,
(vi)
discharge and release any Account, (vii) prepare, file and sign any Borrower's name on any proof of claim in bankruptcy or other similar document against an account debtor, (viii) notify the post office authorities to change the address for delivery of any Borrower's mail to an address designated by Lender, and open and dispose of all mail addressed to Borrowers, and (ix) do all acts and things which are necessary, in Lender's determination, to fulfill Borrowers' Obligations under this Agreement and the other Financing Agreements and (b) at any time to
(i) take control in any manner of any item of payment or proceeds thereof, (ii) have access to any lockbox or postal box into which Borrowers' mail is deposited,
(iii) endorse any Borrower's name upon any items of payment or proceeds thereof and deposit the same in the Lender's account for application to the Obligations,
(iv) endorse Borrower's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Account or any goods pertaining thereto or any other Collateral, (v) sign any Borrower's name on any verification of Accounts and notices thereof to account debtors and (vi) execute in any Borrower's name and file any UCC financing statements or amendments thereto. Each Borrower hereby releases Lender and its officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of Lender's own gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

    7.6 Right to Cure . Lender may, at its option, (a) cure any default by any Borrower under any agreement with a third party or pay or bond on appeal any judgment entered against Borrower, (b) discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and (c) pay any amount, incur any expense or perform any act which, in Lender's judgment, is necessary or appropriate to preserve, protect, insure or maintain the Collateral and the rights of Lender with respect thereto. Lender may add any amounts so expended to the Obligations and charge any Borrower's account therefor, such amounts to be repayable by Borrowers on demand. Lender shall be under no obligation to effect such cure, payment or bonding and shall not, by doing so, be deemed to have assumed any obligation or liability of Borrowers. Any payment made or other action taken by Lender under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed accordingly.

    7.7 Access to Premises . From time to time as requested by Lender, at the cost and expense of Borrowers, (a) Lender or its designee shall have complete access to all of Borrowers' premises during normal business hours and after notice to Borrowers, or at any time and without notice to Borrowers if an Event of Default exists or has occurred and is continuing, for
the purposes of inspecting, verifying and auditing the Collateral and all of Borrowers' books and records, including, without limitation, the Records, and
 (b)
Borrowers shall promptly furnish to Lender such copies of such books and records or extracts therefrom as Lender may request, and (c) use during normal business hours such of Borrowers' personnel, equipment, supplies and premises as may be reasonably necessary for the foregoing and if an Event of Default exists or has occurred and is continuing for the collection of Accounts and realization of other Collateral. Lender agrees that environmental assessments and audits will be conducted by environmental consultants of recognized standing and that intrusive testing of the kind required under a phase II assessment may be performed only as recommended by such consultant in a phase I assessment.

    7.8    Recordation of Greenwald
Mortgage   Based upon Borrowers' assurances that Greenwald will close on the sale
of its Brooklyn, New York Real Property within ninety (90) days of the date hereof, Lender has elected not to record the Mortgage with respect to such Real Property. Lender may, in its discretion, and at Borrower's expense record such Mortgage on the first to occur of (i) an Event of Default or (ii) the ninety-first (91st) day after the date hereof in the event such sale does not close
prior thereto. Greenwald shall include in the purchase agreement with the buyer of this Real Property an assignment to Lender of all proceeds from the sale and an affirmative binding agreement of the buyer to pay such proceeds directly to Lender, with such purchase and sale agreement to be furnished to Lender prior to signing for its review and approval, in good faith. The proceeds from such sale shall be applied as set forth in Section 9.7. Upon the recording of such Mortgage Borrowers shall cause to be issued and furnished to Lender a title insurance policy with respect to such Real Property satisfying the requirements of Section 4.1(j) and an environmental assessment of such Real Property satisfying the requirements of Section 4.1(i).

SECTION 8.REPRESENTATIONS AND WARRANTIES

    Each Borrower hereby represents and warrants to Lender the following (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which are a continuing condition of the making of Loans and providing
Letter of Credit Accommodations by Lender to Borrowers:

    8.1    Corporate Existence, Power and Authority; Subsidiaries .
Each Borrower is a corporation
duly organized and in good standing under the laws of its state of incorporation and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on such Borrower's financial condition, results of operation or business or the rights of Lender in or to any of the Collateral. The execution, delivery and performance of this Agreement, the other Financing Agreements to which the Borrowers are parties and the transactions contemplated hereunder and thereunder are all within Borrowers' corporate powers, have been duly authorized and are not in contravention of law or the terms of Borrowers' certificates of incorporation, by-laws, or other organizational documentation, or any indenture, agreement or undertaking to which any Borrower is a party or by which any Borrower or its property are bound. This Agreement and the other Financing Agreements constitute legal, valid and binding obligations of Borrowers enforceable in accordance with their respective terms. Borrowers do not have any subsidiaries except as set forth on the Information Certificate.

    8.2   Financial Statements; No Material Adverse Change .
All financial statements relating to
Borrowers which have been or may hereafter be delivered by Borrowers to Lender have been prepared in accordance with GAAP and fairly present the financial condition and the results of operation of Borrowers as at the dates and for the periods set forth therein. Except as disclosed in any interim financial statements furnished by Borrowers to Lender prior to the date of this Agreement, there has been no material adverse change in the assets, liabilities, properties and condition, financial or otherwise, of Borrowers, since the date of the most recent audited financial statements furnished by Borrowers to Lender prior to the date of this Agreement.

    8.3    Chief Executive Offices; Collateral Locations
The chief executive offices of Borrowers and Borrowers' Records concerning Accounts are located only at the addresses set forth below and their only other places of business and the only other locations of Collateral, if any, are the addresses set forth in the Information Certificate, subject to the right of Borrowers to establish new locations in accordance with Section 9.2 below. The Information Certificate correctly identifies any of such locations which are not owned by Borrowers and sets forth the owners and/or operators thereof and to the best of Borrowers' knowledge, the holders of any mortgages on such locations.

    8.4 Priority of Liens; Title to Properties Title to Properties . The security interests and liens granted to Lender under this Agreement and the other Financing Agreements constitute valid and perfected first priority liens and security interests in and upon the Collateral subject only to the liens indicated on Schedule 8.4 hereto and the other liens permitted under
Section 9.8 hereof. Each Borrower has good and marketable title to all of its properties and assets subject to no liens, mortgages, pledges, security interests, encumbrances or charges of any kind, except those granted to Lender and such others as are specifically listed on Schedule 8.4 hereto or permitted under Section 9.8 hereof.

    8.5 Tax Returns Each Borrower has filed, or caused to be filed, in a timely manner all tax returns, reports and declarations which are required to be filed by it (after giving effect to extensions requested in the ordinary course of Borrowers' businesses or as previously disclosed in writing to Lender). All information in such tax returns, reports and declarations is complete and accurate in all material respects. Each Borrower has paid or caused to be paid all taxes due and payable or claimed due and payable in any assessment received by it, except taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Borrowers and with respect to which adequate reserves have been set aside on its books. Adequate provision has been made for the payment of all accrued and unpaid Federal, State, county, local, foreign and other taxes whether or not yet due and payable and whether or not disputed.

    8.6    Litigation .  Except as set forth on the Information
Certificate, there is no present investigation by any governmental agency pending, or to the best of Borrowers' knowledge threatened, against or affecting any Borrower, its assets or business and there is no action, suit, proceeding or claim by any Person pending, or to the best of Borrowers' knowledge threatened, against any Borrower or its assets or goodwill, or against or affecting any transactions contemplated by this Agreement, which if adversely determined against any Borrower would result in any material adverse change in the assets, business or prospects of any Borrower or would impair the ability of any Borrower to perform its obligations hereunder or under any of the other Financing Agreements to which it is a party or of Lender to enforce any Obligations or realize upon any Collateral.

    8.7    Compliance with Other Agreements and Applicable Laws
No Borrower is in default in any
material respect under, or in violation in any material respect of any of the terms of, any agreement, contract, instrument, lease or other commitment to which it is a party or by which it or any of its assets are bound where such default or violation could reasonably be expected to result in any material adverse change in the assets, business, or prospects of any Borrower or would impair the ability of any Borrower to perform its obligations hereunder or under any of the Financing Agreements and each Borrower is in compliance in all material respects with all applicable provisions of laws, rules, regulations, licenses, permits, approvals and orders of any foreign, Federal, State or local governmental authority.

   8.8   Employee Benefits.

         (a) No Borrower has engaged in any transaction in connection with which any Borrower or any of its then current ERISA Affiliates could be subject to either a civil penalty assessed pursuant to Section 502(i) or (e) of ERISA or a tax imposed by Section 4975 of the Code.

         (b) Other than premiums payable in the ordinary course of operations of an employee pension benefit plan pursuant to Section 4007(a) of ERISA, and except as set forth on the Information Certificate, no liability to the Pension Benefit Guaranty Corporation has been or is expected by Borrowers to be incurred by any Borrower or, to the best of Borrower's knowledge, any of their then current ERISA Affiliates with respect to any employee pension benefit plan. Except as set forth on the Information Certificate, there has been no reportable event (within the meaning of Section 4043(c) of ERISA) or any other event or condition with respect to any employee pension benefit plan of any Borrower or, to the best of Borrowers' knowledge, any of their then current ERISA Affiliates which is reasonably likely to result in a termination of any such plan by the Pension Benefit Guaranty Corporation.

         (c) Except as set forth on the Information Certificate, full payment has been made of all amounts which Borrowers or, to the best of Borrowers' knowledge, any of their then current ERISA Affiliates is required under Section 302 of ERISA and Section 412 of the Code to have paid under the terms of each employee pension benefit plan as contributions to such plan as of the last day of the most recent fiscal year of such plan ended prior to the date hereof, and no accumulated funding deficiency (as defined in Section 302 of ERISA and Section
412 of the Code), whether or not waived, exists with respect to any employee pension benefit plan, including any penalty or tax described in Section 8.8(a) hereof and any deficiency with respect to vested accrued benefits described in
Section 8.8(d) hereof.

         (d) Except as set forth on the Information Certificate, the current value of all vested accrued benefits under all employee pension benefit plans maintained by Borrowers and their then current ERISA Affiliates that are subject to Title IV of ERISA does not exceed the current value of the assets of such plans allocable to such vested accrued benefits, including any penalty or tax described in Section 8.8(a) hereof and any accumulated funding deficiency described in Section 8.8(c) hereof. The terms "current value" and "accrued benefit" have the meanings specified in ERISA.

         (e) Except as set forth on the Information Certificate, no Borrower nor any of their then current ERISA Affiliates is or has ever been obligated to contribute to any "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA) that is subject to Title IV of ERISA.

   8.9   Environmental Compliance.

         (a) Except as set forth on Schedule 8.9 hereto, no Borrower has generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any Hazardous Materials, on or off the Real Property or any real property operated or used by any Borrower in any manner which at any time materially violated any applicable Environmental Law or any license, permit, certificate, approval or authorization issued under any Environmental Law ("Environmental Permits") and the operations of Borrowers comply in all material respects with all Environmental Laws and all Environmental Permits.

         (b) Except as set forth on Schedule 8.9 hereto, no Borrower has received notice or otherwise has knowledge that there is any investigation, proceeding, complaint, order, directive, claim, citation or notice by any governmental authority or any other person pending or threatened, with respect to any non- compliance with or violation of the requirements of any Environmental
Law by Borrowers or the release, spill or discharge, threatened or actual, of any
Hazardous Material or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter, which would materially affect any Borrower or its business, operations or assets or any properties at which any Borrower has transported, stored or disposed of any Hazardous Materials.

         (c) No Borrower has a material liability (contingent or otherwise) in connection with a release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials.

         (d) Borrowers have all Environmental Permits required to be obtained or filed in connection with the operations of Borrowers under any Environmental Law except where the failure to obtain or file any of the foregoing would not have a material adverse effect on any Borrower's financial condition, results of operations, business or prospects and all of such licenses, permits, certif-icates, approvals or similar authorizations are valid and in full force and effect.

    8.10   Accuracy and Completeness of Information
All information furnished by or on behalf of Borrowers in writing to Lender in connection with this Agreement or any of the other Financing Agreements or any transaction contemplated hereby or thereby, including, without limitation, all information on the Information Certificate is true and correct in all material respects on the date as of which such information is dated or certified and does not omit any material fact necessary in order to make such information not misleading. No event or circumstance has occurred which has had or could reasonably be expected to have a material adverse affect on the businesses, assets or prospects of Borrowers, which has not been fully and accurately disclosed to Lender in writing.

    8.11   Interrelated Businesses.   (a) Parent
owns beneficially and of record all the outstanding capital stock of each Borrower; (b) the financial condition and business prospects of each Borrower are
of direct economic benefit to the other Borrowers; and (c) each Borrower's access to the financing arrangements through Lender hereunder significantly enhances its
own financial condition and business prospects and, consequently, directly benefits all other Borrowers.

    8.12   Survival of Warranties; Cumulative
All representations and warranties contained in this Agreement or any of the other Financing Agreements shall survive the execution and delivery of this Agreement and shall be deemed to have been made again to Lender on the date of each additional borrowing or other credit accommodation hereunder (subject to transactions permitted under Article 9 hereof and, as to financial statements, shall pertain to the latest financial statements furnished to Lender) and shall be conclusively presumed to have been relied on by Lender regardless of any investigation made or information possessed by Lender. The representations and warranties set forth herein shall be cumulative and in addition to any other representations or warranties which Borrowers shall now or hereafter give, or cause to be given, to Lender.


SECTION 9.  AFFIRMATIVE AND NEGATIVE COVENANTS

    9.1    Maintenance of Existence.               Each
Borrower shall at all times preserve, renew and keep in full, force and effect its corporate existence and material rights and franchises with respect thereto and maintain in full force and effect all permits, licenses, trademarks, tradenames, approvals, authorizations, leases and contracts necessary to carry on its business as presently or proposed to be conducted. Each Borrower shall give Lender thirty (30) days prior written notice of any proposed change in its corporate name, which notice shall set forth the new name and such Borrower shall deliver to Lender a copy of the amendment to the Certificate of Incorporation of such Borrower providing for the name change certified by the Secretary of State of the jurisdiction of incorporation of such Borrower as soon as it is available.

    9.2    New Collateral Locations   Each
Borrower may open any new location within the continental United States provided such Borrower (a) gives Lender thirty (30) days prior written notice of the intended opening of any such new location and (b) executes and delivers, or causes to be executed and delivered, to Lender such agreements, documents, and instruments as Lender may deem reasonably necessary or desirable to protect its interests in the Collateral at such location, including, without limitation, UCC financing statements.

   9.3   Compliance with Laws, Regulations, Etc
(a) Borrowers shall, at all times, comply in all material respects with all laws, rules, regulations, licenses, permits, approvals and orders applicable to it and duly observe in all material respects all requirements of any Federal, State or local governmental authority, including, without limitation, the Employee Retirement Security Act of 1974, as amended, the
Occupational Safety and Hazard Act of 1970, as amended, the Fair Labor Standards Act of 1938, as amended, and all statutes, rules, regulations, orders, permits and stipulations relating to environmental pollution and employee health and safety, including, without limitation, all of the Environmental Laws.

         (b) Borrowers shall establish and maintain, at their expense, procedures to assure and monitor their continued compliance with all Environmental Laws. Copies of all environmental surveys, audits, assessments, feasibility studies and results of remedial investigations relating to the Borrower's operations, the Collateral, the Real Property or any other real property operated or used by any Borrower, shall be promptly furnished, or caused to be furnished, by Borrowers to Lender. Borrowers shall take prompt and appropriate action to respond to any non-compliance with any of the Environmental
Laws and shall regularly report to Lender on such response; provided, however, that Borrowers may contest in good faith any claim of non-compliance by appropriate proceedings diligently pursued and available to Borrowers so long as no lien is asserted with respect to such claim and adequate reserves are established by Borrowers.

         (c) Borrowers shall give both oral and written notice to Lender immediately upon any Borrower's receipt of any notice of, or any Borrower's otherwise obtaining knowledge of, (i) the occurrence of any material event involving the release, spill or discharge, threatened or actual, of any Hazardous
Material or (ii) any investigation, proceeding, complaint, order, directive, claims, citation or notice with respect to: (A) any noncompliance with or violation of any Environmental Law by any Borrower or (B) the release, spill or discharge, threatened or actual, of any Hazardous Material or (C) the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or (D) any other environmental, health or safety matter, which materially affects any Borrower or its business, operations or assets or any properties at which any Borrower transported, stored or disposed of any Hazardous Materials.

         (d) Without limiting the generality of the foregoing, whenever Lender reasonably determines that there is material noncompliance, or any condition which requires any action by or on behalf of any Borrower in order to avoid any material non-compliance, with any Environmental Law, Borrowers shall, at Lender's request and Borrowers' expense: (i) cause an independent environmental engineer acceptable to Lender to conduct such tests of the site where such Borrower 's non-compliance or alleged non-compliance with such Environmental Laws has occurred as to such non-compliance and prepare and deliver to Lender a report as to such non- compliance setting forth the results of such tests, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof and (ii) provide to Lender a supplemental report of such engineer whenever the scope of such non-compliance, or such Borrower's response thereto or the estimated costs thereof, shall change in any material respect.

         (e) Each Borrower shall indemnify and hold harmless Lender, its directors, officers, employees, agents, invitees, representatives, successors
 and
assigns, from and against any and all losses, claims, damages, liabilities, costs, and expenses (including attorneys' fees and legal expenses) directly or indirectly arising out of or attributable to the use, generation, manufacture, reproduction, storage, release, threatened release, spill, discharge, disposal or presence of a Hazardous Material, including, without limitation, the costs of any required or necessary repair, cleanup or other remedial work with respect to any property of Borrowers and the preparation and implementation of any closure, remedial or other required plans. The covenants and indemnifications in this
Section 9.3(e) shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.

    9.4    Payment of Taxes and Claims.   Each
Borrower shall duly pay and discharge all taxes, assessments, contributions and governmental charges upon or against it or its properties or assets, except for taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Borrowers and with respect to which adequate reserves have been set aside on their books. Borrowers shall be liable for any tax or penalties imposed on Lender as a result of the financing arrangements provided for herein and each Borrower agrees to indemnify and hold Lender harmless with respect to the foregoing, and to repay to Lender on demand the amount thereof, and until paid by Borrowers such amount shall be added and deemed part of the Loans, provided, that, nothing contained herein shall be construed to require Borrowers to pay any income or franchise taxes attributable to the income of Lender from any amounts charged or paid hereunder to Lender. The foregoing indemnity shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.

    9.5 Insurance. Borrowers shall, at all times, maintain with financially sound and reputable insurers insurance with respect to the Collateral against loss or damage and all other insurance of the kinds and in the
amounts customarily insured against or carried by corporations of established reputation engaged in the same or similar businesses and similarly situated. Said policies of insurance shall be satisfactory to Lender as to form, amount
 and
insurer. Borrowers shall furnish certificates, policies or endorsements to Lender as Lender shall reasonably require as proof of such insurance, and, if Borrowers fail to do so, Lender is authorized, but not required, to obtain such insurance at the expense of Borrowers. All policies shall provide for at least thirty (30) days prior written notice to Lender of any cancellation or reduction of coverage. Lender may act as attorney for Borrowers in obtaining, and at any time an Event of Default exists or has occurred and is continuing, adjusting, settling, amending and canceling such insurance. Borrowers shall cause Lender to be named as a loss payee and an additional insured (but without any liability for any premiums) under such insurance policies and Borrowers shall obtain non-contributory lender's loss payable endorsements to all insurance policies in form
and substance satisfactory to Lender. Such lender's loss payable endorsements shall specify that the proceeds of such insurance shall be payable to Lender as its interests may appear and further specify that Lender shall be paid regardless of any act or omission by Borrowers or any of their affiliates. At its option, Lender may apply any insurance proceeds received by Lender at any time to the cost of repairs or replacement of Collateral and/or to payment of the Obligations, whether or not then due, in any order and in such manner as Lender may determine or hold such proceeds as cash collateral for the Obligations.

    9.6    Financial Statements and Other Information.


           (a) Borrowers shall keep proper books and records in which true and complete entries shall be made of all dealings or transactions of or in relation to the Collateral and the business of Borrowers and their subsidiaries (if any) in accordance with GAAP and Borrowers shall furnish or cause to be furnished to Lender: (i) within thirty (30) days after the end of each fiscal month other than December and within forty-five (45) days after the end of each December, monthly unaudited consolidated financial statements of each Borrower and, if a Borrower has any subsidiaries, unaudited consolidating financial statements (including in each case balance sheets, statements of income and loss and statements of shareholders' equity), all in reasonable detail, fairly presenting the financial position and the results of the operations of each Borrower and its subsidiaries as of the end of and through such fiscal month and
(ii) within ninety (90) days after the end of each fiscal year, audited consolidated financial statements of Publicker and its subsidiaries and, unaudited consolidating financial statements of Publicker and its subsidiaries (including in each case balance sheets, statements of income and loss, statements of cash flow and statements of shareholders' equity), and the accompanying notes thereto, all in reasonable detail, fairly presenting the financial position and the results of the operations of Publicker, each Borrower and their respective subsidiaries as of the end of and for such fiscal year, together with the opinion of independent certified public accountants, which accountants shall be an independent accounting firm selected by Publicker and reasonably acceptable to Lender, that such financial statements have been prepared in accordance with GAAP, and present fairly the results of operations and financial condition of Publicker, and its subsidiaries as of the end of and for the fiscal year then ended together with a letter relating to the Borrowers in substantially the form of Exhibit C hereto and any letters or reports to management made by such accountants.

           (b) Borrowers shall promptly notify Lender in writing of the details of (i) any loss, damage, investigation, action, suit, proceeding or claim relating to the Collateral or any other property which is security for the Obligations or which would result in any material adverse change in any Borrower's business, properties, assets, goodwill or condition, financial or otherwise and (ii) the occurrence of any Event of Default or event which, with the passage of time or giving of notice or both, would constitute an Event of Default.

           (c) Borrowers shall promptly after the sending or filing thereof furnish or cause to be furnished to Lender copies of all reports which any Borrower sends to its stockholders generally and copies of all reports and registration statements which any Borrower files with the Securities and Exchange
Commission, any national securities exchange or the National Association of Securities Dealers, Inc.

           (d) Borrowers shall furnish or cause to be furnished to Lender such budgets, forecasts, projections and other information respecting the Collateral and the businesses of Borrowers, as Lender may, from time to time, reasonably request. Lender is hereby authorized to deliver a copy of any financial statement or any other information relating to the business of any Borrower to any court or other government agency or to any participant or assignee or prospective participant or assignee. Each Borrower hereby irrevocably authorizes and directs all accountants or auditors to deliver to Lender, at Borrowers' expense, copies of the financial statements of Borrowers and any reports or management letters prepared by such accountants or auditors on behalf of Borrowers and to disclose to Lender such information as they may have regarding the business of Borrowers. Any documents, schedules, invoices or other papers delivered to Lender may be destroyed or otherwise disposed of by Lender one (1) year after the same are delivered to Lender, except as otherwise designated by Borrowers to Lender in writing.

    9.7    Sale of Assets, Consolidation, Merger, Dissolution, Etc.
No Borrower shall, directly
or indirectly, (a) merge into or with or consolidate with any other Person or permit any other Person to merge into or with or consolidate with it, or (b) sell, assign, lease, transfer, abandon or otherwise dispose of any stock or indebtedness to any other Person or any of its assets to any other Person (except for (i) sales of Inventory in the ordinary course of business; (ii) the disposition of worn-out or obsolete Equipment or Equipment no longer used in the business of Borrowers so long as (A) if an Event of Default exists or has occurred and is continuing, any proceeds are paid to Lender, (B) if an Equipment Acquisition Loan was made to acquire such Equipment, the Equipment Acquisition Loan is repaid in full, and (C) such sales do not involve Equipment having an aggregate fair market value in excess of $100,000 for all such Equipment disposed of in any fiscal year of Borrowers; (iii) the sale of the Real Property of Greenwald located in Brooklyn, New York provided that (A) no Event of Default exists or has occurred and is continuing and (B) upon the sale of this Real Property not less than $250,000 of the proceeds of the sale are applied to the outstanding Greenwald Term Loan and the balance to the outstanding Revolving Loans of the Borrowers; and (iv) the sale of substantially all the assets of any Borrower in an actual and bona fide transaction to an independent Person, not an affiliate of Borrowers or their affiliates, provided that (A) no Event of Default exists or has occurred and is continuing, (B) all documentation relating to the transaction in substantially final form is provided to Lender for its review at least 14 days prior to the closing date and all such documentation and the transaction are satisfactory to Lender in its good faith determination and (C) the proceeds of such transaction are sufficient to repay the Loans, Letter of Credit Accommodations and other Obligations outstanding with respect to such Borrower and to the extent excess proceeds from the transaction exceeds the required repayment of Loans Letter of Credit Accommodations and Obligations of such Borrower, an Availability Reserve shall be established in the amount of such excess, but not to exceed $500,000 for each Borrower that is sold), or (c) form or acquire any subsidiaries without the prior consent of Lender, or (d) wind up, liquidate or dissolve or (e) agree to do any of the foregoing.

  9.8 Encumbrances . No Borrower shall create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of its assets or properties, including, without limitation, the Collateral, except: (a) liens and security interests of Lender; (b) liens securing the payment of taxes, either not yet overdue or the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Borrowers and with respect to which adequate reserves have been set aside on its books; (c) non-consensual statutory liens (other than liens securing the payment of taxes or amounts under ERISA or Section 412 of the Code, except as the Lender, in good faith, deems immaterial and de minimis) arising in the ordinary course of Borrowers' business to the extent: (i) such liens secure indebtedness which is not overdue or (ii) such liens secure indebtedness relating to claims or liabilities which are fully insured and being defended at the sole cost and expense and at the sole risk of the insurer or being contested in good faith by appropriate proceedings diligently pursued and available to Borrowers, in each case prior to the commencement of foreclosure or other similar proceedings and with respect to which adequate reserves have been set aside on its books; (d) zoning restrictions, easements, licenses, covenants and other restrictions affecting the
use of real property which do not interfere in any material respect with the use of such real property or ordinary conduct of the business of Borrowers as presently conducted thereon or materially impair the value of the real property which may be subject thereto; (e) other than as set forth on Schedule 8.4 hereto, purchase money security interests in Equipment (including capital leases), in addition to any Equipment Loans incurred hereunder, and purchase money mortgages on real estate not to exceed $1,500,000 in the aggregate incurred in any fiscal year of Borrowers (and any refinancings thereof to the extent of the outstanding balance of such purchase money financing or capital lease and on other terms no less favorable to such Borrower than the financing that is repaid and otherwise conforming to the requirements of this Agreement) so long as such security interests and mortgages do not apply to any property of Borrowers other than the Equipment or real estate so acquired, and the indebtedness secured thereby does not exceed the cost of the Equipment or real estate so acquired, as the case may be; and (f) the security interests and liens set forth on Schedule 8.4 hereto. At Closing Greenwald has disclosed to Lender that it intends, subject to financing and the acquisition of a suitable site, to relocate its business to Connecticut and in connection therewith has applied to the Connecticut Department of Economic Development ("CDED") for loans and/or loan guaranties to secure the necessary financing. If Greenwald proceeds with this relocation, Greenwald shall furnish to Lender copies in substantially final form of all documents relating to such relocation and financing at least 14 days before execution for Lender to review and approve in good faith. Upon closing of any financing provided or guarantied by CDED or otherwise obtained by Greenwald in connection with such relocation, the outstanding Term Loan to Greenwald will be repaid. the Greenwald Availability Reserve shall be reduced to $250,000. Provided that the terms of such financing are satisfactory to Lender and Lender's Term Loan to Greenwald is repaid, Lender will subordinate to the CDED its security interest in Greenwald's Equipment (but not Equipment, if any, of Greenwald financed with Equipment Loans or any other Collateral provided by Greenwald or any other Borrower or Obligor pursuant to a mutually satisfactory subordination agreement.

    9.9 Indebtedness . No Borrower shall incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any obligations or indebtedness, except (a) the Obligations; (b) trade obligations and normal accruals in the ordinary course of business not yet due and payable, or with respect to which the Borrowers are contesting in good faith the amount or validity thereof by appropriate proceedings diligently pursued and available to Borrowers, and with respect to which adequate reserves have been set
aside on its books; (c) purchase money indebtedness (including capital leases) to the extent not incurred or secured by liens (including capital leases) in violation of any other provision of this Agreement; (d) indebtedness incurred among the Borrowers or from the Parent or Publicker the payment of which shall be, in each case, fully subordinated to the payment of the Obligations in a manner satisfactory to Lender; and (e) obligations or indebtedness set forth on the Information Certificate including, without limitation, the capital lease with
Softech evidenced by the capital lease agreement and lease schedule in effect on the date hereof; provided, that, (i) Borrowers may only make regularly scheduled payments of principal and interest in respect of such indebtedness in accordance with the terms of the agreement or instrument evidencing or giving rise to such indebtedness as in effect on the date hereof, (ii) Borrowers shall not, directly or indirectly, (A) amend, modify, alter or change the terms of such indebtedness or any agreement, document or instrument related thereto as in effect on the date hereof, or (B) redeem, retire, defease, purchase or otherwise acquire such indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, and (iii) Borrowers shall furnish to Lender all notices or demands in connection with such indebtedness either received by any Borrower or on its behalf, promptly after the receipt thereof, or sent by any Borrower or on its behalf, concurrently with the sending thereof, as the case may be.

    9.10   Loans, Investments, Guarantees, Etc.
No Borrower shall, directly or indirectly, make any loans or advance money or property to any person, or invest in (by capital contribution, dividend or otherwise) or purchase or repurchase the stock or indebtedness or all
or a substantial part of the assets or property of any person, or guarantee, assume, endorse, or otherwise become responsible for (directly or indirectly)
 the
indebtedness, performance, obligations or dividends of any Person or agree to do any of the foregoing, except: (a) the endorsement of instruments for collection or deposit in the ordinary course of business; (b) investments in:
(i) short-term
direct obligations of the United States Government, (ii) negotiable certificates of deposit issued by any bank satisfactory to Lender, payable to the order of the
Borrower or to bearer and delivered to Lender, and (iii) commercial paper rated A1 or P1; provided, that, as to any of the foregoing, unless waived in writing by Lender, Borrower shall take such actions as are deemed necessary by Lender to perfect the security interest of Lender in such investments; (c) loans made to Parent and/or Publicker subject to the limitations set forth in Schedule 9.10 hereof; (d) loans made among Borrowers the payment of which is fully subordinated to the payment of the Obligations in a manner satisfactory to Lender; (e) the guarantees set forth in the Information Certificate; and (f) loans and advances to employees consistent with prior practices and not exceeding at any time $100,000 in the aggregate.

    9.11   Dividends and Redemptions.  No
Borrower shall, directly or indirectly, declare or pay any dividends on account of any shares of class of capital stock of any Borrower now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any shares of any class of capital stock (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration other than common stock or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or agree to do any of the foregoing.

    9.12   Transactions with Affiliates.  No
Borrower shall enter into any transaction for the purchase, sale or exchange of property or the rendering of any service to or by any affiliate, except in the ordinary course of and pursuant to the reasonable requirements of Borrowers' businesses and upon fair and reasonable terms no less favorable to the Borrowers than Borrowers would obtain in a comparable arm's length transaction with an unaffiliated person; provided, that, as to Parent and Publicker no payments of any kind shall be made except as permitted pursuant to Section 9.10(c).

    9.13 Working Capital . Borrowers shall, at all times, maintain Working Capital of not less than the amounts set forth below for each Borrower:


Borrower
Working Capital






Bright Star
$1,435,000


Fenwal
$1,844,000


Greenwald
$2,153,000


Masterview
$1,286,000


OSM
$686,000






    9.14 Adjusted Net Worth . Borrowers shall, at all times, maintain Adjusted Net Worth of not less than the amounts set forth below for each Borrower:


Borrower
Adjusted Net Worth






Bright Star
$6,866,000


Fenwal
$14,813,000


Greenwald
$12,565,000


Masterview
$6,118,000


OSM
$6,729,000






   9.15 Compliance with ERISA . Borrowers shall not with respect to any "employee pension benefit plans" maintained by any Borrower or any of its then current ERISA Affiliates:

         (a) (i) terminate any of such employee pension benefit plans so as to incur any material liability to the Pension Benefit Guaranty Corporation established pursuant to ERISA, (ii) allow or suffer to exist any prohibited transaction involving any of such employee pension benefit plans or any trust created thereunder which would subject Borrower or such ERISA Affiliate to a tax or penalty or other material liability on prohibited transactions imposed under
Section 4975 of the Code or ERISA, (iii) fail to pay to any such employee pension benefit plan any contribution which it is obligated to pay under Section 302 of ERISA, Section 412 of the Code or the terms of such plan, (iv) allow or suffer to exist any accumulated funding deficiency, whether or not waived, with respect to any such employee pension benefit plan, (v) allow or suffer to exist any occurrence of a reportable event or any other event or condition which presents a material risk of termination by the Pension Benefit Guaranty Corporation of any
such employee pension benefit plan that is a single employer plan, which termination could result in any material liability to the Pension Benefit Guaranty Corporation or (vi) incur any withdrawal liability with respect to any multiemployer pension plan.

         (b) As used in this Section 9.15, the term "employee pension benefit plans," "employee benefit plans", "accumulated funding deficiency" and "reportable event" shall have the respective meanings assigned to them in ERISA, and the term "prohibited transaction" shall have the meaning assigned to it in
Section 4975 of the Code and ERISA.

    9.16   Costs and Expenses .  Borrowers shall pay to
Lender on demand all costs, expenses, filing fees and taxes paid or payable in connection with the preparation, negotiation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, Lender's rights in the Collateral, this Agreement, the other Financing Agreements and all other documents related hereto or thereto, including any amendments, supplements or consents which may hereafter be contemplated (whether or not executed) or entered into in respect hereof and thereof, including, but not limited to: (a) all costs and expenses of filing or recording (including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable); (b) costs and expenses and fees for all title insurance and other insurance premiums, environmental audits, surveys, assessments, engineering reports and inspections, appraisal fees and search fees; (c) costs and expenses of remitting loan proceeds, collecting checks and other items of payment, and establishing and maintaining the Blocked Accounts, together with Lender's customary charges and fees with respect thereto and all amounts payable by Lender to any bank with respect to a Blocked Account as a result of an indemnity or otherwise; (d) charges, fees or expenses charged by any bank or issuer in connection with the Letter of Credit Accommodations; (e) costs and expenses of preserving and protecting the Collateral; (f) costs and expenses paid or incurred in connection with obtaining payment of the Obligations, enforcing the security interests and liens of Lender, selling or otherwise realizing upon the Collateral, and otherwise enforcing the provisions of this Agreement and the other Financing Agreements or defending any claims made or threatened against Lender arising out of the transactions contemplated hereby and thereby (including, without limitation, preparations for and consultations concerning any
such matters); (g) all out-of-pocket expenses and costs heretofore and from time to time hereafter incurred by Lender during the course of periodic field examinations of the Collateral and Borrowers' operations, plus a per diem charge at the rate of $600 per person per day for Lender's examiners in the field and office; and (h) the fees and disbursements of counsel (including legal assistants) to Lender and any Participant in connection with any of the foregoing.

    9.17   Further Assurances .  At the request of
Lender, acting in good faith, at any time and from time to time, Borrowers shall, at their expense, duly execute and deliver, or cause to be duly executed and delivered, such further agreements, documents and instruments, and do or cause to be done such further acts as may be necessary or proper to evidence, perfect, maintain and enforce the security interests and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement or any of the other Financing Agreements. Lender may at any time and from time to time request a certificate from an officer of any Borrower representing that all conditions precedent to the making of Loans and providing Letter of Credit Accommodations contained herein are satisfied. In the event of such request by Lender, Lender may, at its option, cease to make any further Loans or provide any further Letter of Credit Accommodations until Lender has received such certificate and, in addition, Lender has determined that such conditions are satisfied. Where permitted by law, Borrowers hereby authorizes Lender to execute and file one or more UCC financing statements signed only by Lender.


SECTION 10.  EVENTS OF DEFAULT AND REMEDIESSECTION

    10.1   Events of Default .  The occurrence or
existence of any one or more of the following events are referred to herein individually as an "Event of Default", and collectively as "Events of Default":

           (a) any Borrower fails to pay when due any of the Obligations or fails to perform any of the terms, covenants, conditions or provisions contained in this Agreement or any of the other Financing Agreements;

           (b) any representation, warranty or statement of fact made by any Borrower to Lender in this Agreement, the other Financing Agreements or any other agreement, schedule, confirmatory assignment or otherwise shall when made or deemed made be false or misleading in any material respect;

           (c) any Obligor revokes, terminates or fails to perform any of the terms, covenants, conditions or provisions of any guarantee, endorsement or other agreement of such party in favor of Lender;

           (d) any judgment for the payment of money is rendered against any Borrower or any Obligor in excess of $100,000 in any one case or in excess of $200,000 in the aggregate and shall remain undischarged or unvacated for a period in excess of thirty (30) days or execution shall at any time not be effectively stayed, or any judgment other than for the payment of money, or injunction, attachment, garnishment or execution is rendered against any Borrower or any Obligor or any of their assets;

           (e) any Obligor (being a natural person or a general partner of an Obligor which is a partnership) dies or any Borrower or any Obligor, which is a partnership or corporation, dissolves or suspends or discontinues doing business;

           (f) any Borrower or any Obligor becomes insolvent (however defined or evidenced), makes an assignment for the benefit of creditors, makes or sends notice of a bulk transfer or calls a meeting of its creditors or principal creditors;

           (g) a case or proceeding under the bankruptcy laws of the United States of America now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity) is filed against any Borrower or any Obligor or all or any part of its properties and such petition or application is not dismissed within thirty (30) days after the date of its filing or any Borrower or any Obligor shall file any answer admitting or not contesting such petition or application or indicates its consent to, acquiescence in or approval of, any such action or proceeding or the relief requested is granted sooner;

           (h) a case or proceeding under the bankruptcy laws of the United States of America now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at a law or equity) is filed by any Borrower or any Obligor or for all or any part of its property; or

           (i) any default by any Borrower or any Obligor under any agreement, document or instrument relating to any indebtedness for borrowed money owing to any person other than Lender, or any capitalized lease obligations, contingent indebtedness in connection with any guarantee, letter of credit, indemnity or similar type of instrument in favor of any person other than Lender, in any case in an amount in excess of $100,000, which default continues for more than the applicable cure period, if any, with respect thereto, or any default by any Borrower or any Obligor under any material contract, lease, license or other obligation to any person other than Lender, which default continues for more than the applicable cure period, if any, with respect thereto;

           (j) any change in the controlling ownership of any Borrower or Parent, other than as expressly permitted under Section 9.7 hereof or
Section 5.7
of the Security Agreement with Parent;

           (k) the indictment of any Borrower or any Obligor under any criminal statute, or commencement of criminal or civil proceedings against Borrower or any Obligor, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture of any material property of any Borrower or such Obligor which proceeding is not dismissed within 60 days after the date of filing;

           (l) there shall be a material adverse change in the business or assets of any Borrower or any Obligor after the date hereof; or

           (m) there shall be an event of default under any of the other Financing Agreements.

    10.2   Remedies.

           (a) At any time an Event of Default exists or has occurred and is continuing, Lender shall have all rights and remedies provided in this Agreement, the other Financing Agreements, the Uniform Commercial Code and other applicable law, all of which rights and remedies may be exercised without notice to or consent by any Borrower or any Obligor, except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to Lender hereunder, under any of the other Financing
Agreements, the Uniform Commercial Code or other applicable law, are cumulative, not exclusive and enforceable, in Lender's discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by any Borrower of this Agreement or any of the other Financing Agreements. Lender may, at any time or times, proceed directly against any Borrower or any Obligor to collect the Obligations without prior recourse to the Collateral.

           (b) Without limiting the foregoing, at any time an Event of Default exists or has occurred and is continuing, Lender may, in its discretion and without limitation, (i) accelerate the payment of all Obligations and demand immediate payment thereof to Lender (provided, that, upon the occurrence of any Event of Default described in Sections 10.1(g) and 10.1(h), all Obligations shall automatically become immediately due and payable), (ii) with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral, (iii) require Borrowers, at Borrowers' expense, to assemble and make available to Lender any part or all of the Collateral at any place and time designated by Lender, (iv) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral, (v) remove any or all of the Collateral from any premises on or in which the same may be located for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose,
(vi)
sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including, without limitation, entering into contracts with respect thereto, public or private sales at any exchange, broker's board, at any office of Lender or elsewhere) at such prices or terms as Lender may deem reasonable, for cash, upon credit or for future delivery, with the Lender having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of any Borrower, which right or equity of redemption is hereby expressly waived and released by each Borrower and/or (vii) terminate this Agreement. If any of the Collateral is sold or leased by Lender upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Lender. If notice of disposition of Collateral is required by law, five (5) days prior notice by Lender to Borrowers designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and each Borrower waives any other notice. In the event Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, each Borrower waives the posting of any bond which might otherwise be required.

           (c) Lender may apply the cash proceeds of Collateral actually received by Lender from any sale, lease, foreclosure or other disposition of the Collateral to payment of the Obligations, in whole or in part and in such order as Lender may elect, whether or not then due. Borrowers shall remain liable to Lender for the payment of any deficiency with interest at the highest rate provided for herein and all costs and expenses of collection or enforcement, including attorneys' fees and legal expenses.

           (d) Without limiting the foregoing, upon the occurrence of an Event of Default or an event which with notice or passage of time or both would constitute an Event of Default, Lender may, at its option, without notice, (i) cease making Loans or arranging for Letter of Credit Accommodations or reduce the
lending formulas or amounts of Revolving Loans, Equipment Loans and Letter of Credit Accommodations available to Borrowers and/or (ii) terminate any provision of this Agreement providing for any future Loans or Letter of Credit Accommodations to be made by Lender to Borrowers.

SECTION 11.JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; GOVERNING LAW

    11.1   Governing Law; Choice of Forum; Service of Process; Jury Trial
Waiver.

           (a) The validity, interpretation and enforcement of this Agreement and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the Commonwealth of Massachusetts (without giving effect to principles of conflicts of law).

           (b) Each Borrower and Lender irrevocably consent and submit to the non-exclusive jurisdiction of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts and waive any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above (except that Lender shall have the right to bring any action or proceeding against Borrower or its property in the courts of any other jurisdiction which Lender deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Borrower or its property).

           (c) Each Borrower hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Lender's option, by service upon Borrowers in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Borrowers shall appear in answer to such process, failing which Borrowers and each Borrower shall be deemed in default and judgment may be entered by Lender against Borrowers and each Borrower for the amount of the claim and other relief requested.

           (d)  EACH BORROWER AND LENDER EACH HEREBY WAIVES ANY RIGHT TO
TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION  ARISING UNDER
THIS
AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS
AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH BORROWER AND LENDER EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION
SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EACH BORROWER OR LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

           (e) Lender shall not have any liability to Borrowers (whether in tort, contract, equity or otherwise) for losses suffered by Borrowers or any of them in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Lender, that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Lender shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement.

    11.2 Waiver of Notices . Each Borrower hereby expressly waives demand, presentment, protest and notice of protest and notice of dishonor with respect to any and all instruments and commercial paper, included in or evidencing any of the Obligations or the Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the Obligations, the Collateral and this Agreement, except such as are expressly provided for herein. No notice to or demand on any Borrower which Lender may elect to give shall entitle any Borrower to any other or further notice or demand in the same, similar or other circumstances.

    11.3   Amendments and Waivers .  Neither this
Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Lender and an authorized officer of Agent or authorized officers of the Borrowers. Lender shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

    11.4 Waiver of Counterclaims . Each Borrower waives all rights to interpose any claims, deductions, setoffs or counterclaims of any nature (other then compulsory counterclaims) in any action or proceeding with respect to this Agreement, the Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto.

    11.5 Indemnification . Each Borrower shall indemnify and hold Lender, and its directors, agents, employees and counsel, harmless from and against any and all losses, claims, damages, liabilities, costs or expenses imposed on, incurred by or asserted against any of them in connection with any litigation, investigation, claim or proceeding commenced or threatened related to the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Agreement, any other Financing Agreements, or any undertaking or proceeding related to any of the transactions contemplated hereby or any act, omission, event or transaction related or attendant thereto, including, without limitation, amounts paid in settlement, court costs, and the fees and expenses of counsel. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section may be unenforceable because it violates any law or public policy, Borrowers shall pay the maximum portion which they are permitted to pay under applicable law to Lender in satisfaction of indemnified matters under this Section. The foregoing indemnity shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.


SECTION 12.  TERM OF AGREEMENT; MISCELLANEOUS

    12.1   Term.

           (a) This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on the date three (3) years from the date hereof (the "Renewal Date"), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof; provided, that, Lender may, at its option, extend the Renewal Date to the date four (4) years from the date hereof by giving Borrowers notice at least sixty (60) days prior to the third anniversary of this Agreement. Borrowers may terminate this Agreement and the Financing Agreements at any time and Lender (subject to Lender's right to extend the Renewal Date as provided above) may terminate this Agreement and the other Financing Agreements effective on the Renewal Date or on the anniversary of the Renewal Date thereafter, in each case for Borrower and Lender, by giving to the other party at least sixty (60) days prior written notice; provided, that, this Agreement and all other Financing Agreements must be terminated simultaneously; and provided, further, that only all the Borrowers together may terminate this Agreement and no single Borrower or group of Borrowers other than all the Borrowers together may terminate this Agreement except pursuant to
Section 9.7 upon the sale of a Borrower in accordance with the requirements of
Section 9.7. Upon the effective date of termination or non-renewal of the Financing Agreements, Borrowers shall pay to Lender, in full, all outstanding
 and
unpaid Obligations of all the Borrowers and shall furnish cash collateral to Lender in such amounts as Lender determines are reasonably necessary to secure Lender from loss, cost, damage or expense, including attorneys' fees and legal expenses, in connection with any contingent Obligations, including issued and outstanding Letter of Credit Accommodations and checks or other payments provisionally credited to the Obligations and/or as to which Lender has not yet received final and indefeasible payment. Such cash collateral shall be remitted by wire transfer in Federal funds to such bank account of Lender, as Lender may, in its discretion, designate in writing to Borrowers for such purpose. Interest shall be due until and including the next business day, if the amounts so paid by Borrowers to the bank account designated by Lender are received in such bank account later than 12:00 noon, Boston, Massachusetts time.

           (b) No termination of this Agreement or the other Financing Agreements shall relieve or discharge Borrowers of their respective duties, obligations and covenants under this Agreement or the other Financing Agreements until all Obligations have been fully and finally discharged and paid, and Lender's continuing security interest in the Collateral and the rights and remedies of Lender hereunder, under the other Financing Agreements and applicable law, shall remain in effect until all such Obligations have been fully and finally discharged and paid.

           (c) If for any reason this Agreement is terminated prior to the third anniversary of this Agreement, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits as a result thereof, Borrowers agree to pay to Lender, upon the effective date of such termination, an early termination fee in the amount set forth below if such termination is effective in the period indicated:



Amount
Period







(i)
3.0% of the aggregate
Maximum Credit for all
Borrowers or, in the case
of the sale of a Borrower
under Section 9.7 or
pursuant to the Security
Agreement with Parent, the
Maximum Credit of such
Borrower
Date hereof to and
including first
anniversary of the date
hereof







(ii)
2.0% of the aggregate
Maximum Credit for all
Borrowers or, in the case
of the sale of a Borrower
under Section 9.7 or
pursuant to the Security
Agreement with Parent, the
Maximum Credit of such
Borrower
Day after the first
anniversary of the date
hereof to and including
second anniversary of the
date hereof







(iii)
1.0% of the aggregate
Maximum Credit for all
Borrowers or, in the case
of the sale of a Borrower
under Section 9.7 or
pursuant to the Security
Agreement with Parent, the
Maximum Credit of such
Borrower
Day after the second
anniversary of the date
hereof to and including
third anniversary of the
date hereof







Such early termination fee shall be presumed to be the amount of damages sustained by Lender as a result of such early termination and Borrowers agree that it is reasonable under the circumstances currently existing. The early termination fee provided for in this Section 12.1 shall be deemed included in the
Obligations.

    12.2 Notices . All notices, requests and demands hereunder shall be in writing and (a) made to Lender at its address set forth below and to Borrowers at their chief executive offices set forth below, or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.

    12.3 Partial Invalidity . If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

    12.4   Successors .  This Agreement, the other Financing
Agreements and any other document referred to herein or therein shall be binding upon and inure to the benefit of and be enforceable by Lender, Borrowers and their respective successors and assigns, except that no Borrower may assign its rights under this Agreement, the other Financing Agreements and any other document referred to herein or therein without the prior written consent of Lender. Lender may, after written notice to Borrowers, assign its rights and delegate its obligations under this Agreement and the other Financing Agreements and further may assign, or sell participations in, all or any part of the Loans, the Letter of Credit Accommodations or any other interest herein to another financial institution or other person, in which event, the assignee or participant shall have, to the extent of such assignment or participation, the same rights and benefits as it would have if it were the Lender hereunder, except as otherwise provided by the terms of such assignment or participation.

   12.5  Participant's Security Interest .
If a Participant shall at any time participate with Lender in the Loans, Letter of Credit Accommodations or other Obligations, each Borrower hereby grants to such Participant and such Participant shall have and is hereby given, a continuing lien on and security interest in any money, securities and other property of Borrowers in the custody or possession of the Participant, including the right of setoff, to the extent of the Participant's participation in the Obligations, and such Participant shall be deemed to have the same right of setoff to the extent of its participation in the Obligations, as it would have if it were a direct lender.

  12.6 Joint and Several Liability . All Loans made hereunder are made to or for the benefit of each of the Borrowers. The Borrowers are jointly and severally, directly and primarily liable for the full and indefeasible payment when due and performance of all Obligations and for the prompt and full payment and performance of all of the promises, covenants, repre-sentations, and warranties made or undertaken by each Borrower under the Financing Agreements and Borrowers agree that such liability is independent of the duties, obligations, and liabilities of each of the joint and several Borrowers. In furtherance of the foregoing, each Borrower jointly and severally, absolutely and unconditionally guaranties to Lender and agrees to be liable for the full and indefeasible payment and performance when due of all the Obligations. This guarantee is a continuing guarantee, and shall apply to all Obligations whenever arising.

  12.7 Suretyship Waivers and Consents .

       (a) Each Borrower acknowledges that the obligations of such Borrower undertaken herein might be construed to consist, at least in part, of the guaranty of obligations of persons other than such Borrower (including the other Borrowers) and, in full recognition of that fact, each Borrower consents and agrees that Lender may, at any time and from time to time, without notice or demand (except as provided in and in accordance with the terms of this Agreement), whether before or after any actual or purported termination, repudiation or revocation of this Agreement by any Borrower, and without affecting the enforceability or continuing effectiveness hereof as to each
Borrower: (i) increase, extend, or otherwise change the time for payment or the terms of the Obligations or any part thereof; (ii) supplement, restate, modify, amend, increase, decrease, or waive, or enter into or give any agreement, approval or consent with respect to, the Obligations or any part thereof, or any of the Financing Agreements or any additional security or guarantees, or any condition, covenant, default, remedy, right, representation, or term thereof or thereunder; (iii) accept new or additional instruments, documents, or agreements in exchange for or relative to any of the Financing Agreements or the Obligations or any part thereof; (iv) accept partial payments on the Obligations; (v) receive and hold additional security or guarantees for the Obligations or any part thereof; (vi) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer, or enforce any Collateral, security or guarantees, and apply any Collateral or security and direct the order or manner of sale thereof as Lender in its sole and absolute discretion may determine; (vii) release any person from any personal liability with respect to the Obligations or any part thereof; (viii) settle, release on terms satisfactory to Lender or by operation of applicable laws or otherwise liquidate or enforce any Obligations and any Collateral or security therefor or guaranty thereof in any manner, consent to the transfer of any Collateral or security and bid and purchase at any sale; or (ix) consent to the merger, change, or any other restructuring or termination of the corporate or partnership existence of any Borrower, and correspondingly restructure the Obligations, and any such merger, change, restructuring, or termination shall not affect the liability of any Borrower or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Obligations.

       (b) Lender may enforce this Agreement independently as to each Borrower and independently of any other remedy or security Lender at any time may
have or hold in connection with the Obligations, and it shall not be necessary for Lender to marshal assets in favor of any Borrower or any Obligor or to proceed upon or against or exhaust any Collateral or security or remedy before proceeding to enforce this Agreement. Each Borrower expressly waives any right to require Lender to marshal assets in favor of any Borrower or any guarantor of the Obligations or to proceed against any other Borrower, and agrees that Lender may proceed against Borrowers or any Collateral in such order as Lender shall determine in its sole and absolute discretion.

       (c) Lender may file a separate action or actions against any Borrower, whether such action is brought or prosecuted with respect to any security or against any guarantor of the Obligations, or whether any other person is joined in any such action or actions. Each Borrower agrees that Lender and each Borrower and any affiliate of any Borrower may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the continuing enforceability of this Agreement. Each Borrower, as a joint and several Borrower hereunder, expressly waives the benefit of any statute of limitations affecting its joint and several liability hereunder (but not its primary liability) or the enforcement of the Obligations or any rights of Lender created or granted herein.

       (d) Lender's rights hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Lender, all as though such amount had not been paid. The rights of Lender created or granted herein and the enforceability of this Agreement at all times shall remain effective to cover the full amount of all the Obligations even though the Obligations, including any part thereof or any Collateral, other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any Borrower and whether or not any Borrower shall have any personal liability with respect thereto.

       (e) Each Borrower expressly waives any and all defenses now or hereafter arising or asserted by reason of (i) any disability or other defense of any other Borrower with respect to the Obligations; (ii) the unenforceability or invalidity of any security or guaranty for the Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations; (iii) the cessation for any cause whatsoever of the liability of any Borrower (other than by reason of the full payment and performance of all Obligations); (iv) any failure of Lender to marshall assets in favor of any Borrower; (v) any failure of Lender to give notice to any Borrower of sale or other disposition of Collateral of another Borrower or any defect in any notice that may be given in connection with any such sale or disposition of Collateral of any Borrower securing the Obligations; (vi) any failure of Lender to comply with applicable law in connection with the sale or other disposition of any Collateral or other security of any Borrower, for any Obligation, including any failure of Lender to conduct a commercially reasonable sale or other disposition of any Collateral or other security of any Borrower for any Obligation; (vii)
 any
act or omission of Lender or others that directly or indirectly results in or aids the discharge or release of any Borrower or the Obligations of any Borrower or any security or guaranty therefor by operation of law or otherwise; (viii)
 any
law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation; (ix) any failure of Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Borrower; (x) the avoidance of any lien or security interest in assets of any Borrower in favor of Lender for any reason; or (xi) any action taken by Lender that is authorized by this section or any other provision of any Loan Document. Until such time, if any, as all of the Obligations have been indefeasibly paid and performed in full and no portion of any commitment of Lender to Borrowers under any Financing Agreement remains in effect, each Borrowers' indebtedness, claims and rights of subrogation, contribution, reimbursement, or indemnity against the other Borrowers shall be fully and completely subordinated to the indefeasible repay-ment in full of the Obligations, and each Borrower expressly waives until such indefeasible payment any right to enforce any remedy that it now has or hereafter may have against any other Person and waives the benefit of, or any right to participate in, any Collateral now or hereafter held by Lender.

       (f) To the fullest extent permitted by applicable law, each Borrower expressly waives and agrees not to assert, any and all defenses in its favor based upon an election of remedies by Lender which destroys, diminishes, or affects such Borrower's subrogation rights against the other Borrowers, or against any Obligor, and/or (except as explicitly provided for herein) any rights to proceed against each other Borrower, or any other party liable to Lender, for reimbursement, contribution, indemnity, or otherwise.

       (g) Borrowers and each of them warrant and agree that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy, or otherwise adversely affect rights which Borrowers otherwise may have against each other, Lender, or others, or against Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law. If any of the waivers or consents herein are determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

  12.8 Contribution Agreement . As an inducement to Lender to enter into the Financing Agreements and to make the loans and extend credit to the Borrowers, each Borrower and each Obligor agrees to indemnify and hold the other harmless from and each shall have a continuing right of contribution against the other Borrowers and any Obligors, if and to the extent that a Borrower makes or is caused to make disproportionate payments in excess of that Borrower's Proportionate Share (as defined herein) of the Loans or contributions (from dispositions of its assets or otherwise) to the repayment and satisfaction of the Obligations. These indemnification and contribution obligations shall be unconditional and continuing obligations of the Borrowers and Obligors and shall not be waived, rescinded, modified, limited or terminated in any way whatsoever without the prior written consent of Lender, in its sole discretion. For purposes hereof, Proportionate Share shall mean the actual amount of Loans made to a Borrower and Letter of Credit Accommodations issued for the account of such Borrower based upon the lending formulas and other provisions of Section 2 hereof.

    12.9   Entire Agreement .  This Agreement, the other
Financing Agreements, any supplements hereto or thereto, and any instruments or documents delivered or to be delivered in connection herewith or therewith represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. To the extent that the terms and provisions of this Agreement are expressly inconsistent with the terms and provisions of any other Financing Agreement, the terms and provisions of this Agreement shall govern.

    IN WITNESS WHEREOF, Lender and Borrowers have caused these presents to be duly executed as of the day and year first above written.

LENDER                           BORROWERS

CONGRESS FINANCIAL CORPORATION
                                       (NEW ENGLAND)         BRIGHT STAR
INDUSTRIES,
                                       INCORPORATED


By:                              By:
  Name:                             Name:
  Title:                            Title:

Address:                         Chief Executive Office:

One Post Office Square           380 Stewart Road
Boston, MA 02109                 Wilkes-Barr, PA 18706

                                 FENWAL ELECTRONICS, INC.


                                 By:
                                    Name:
                                    Title:

                                   Chief Executive Office:

                                   450 Fortune Boulevard
                                   Milford, MA 01757

                                        GREENWALD
                    INDUSTRIES INC.


                                 By:
                                    Name:
                                    Title:

                                   Chief Executive Office:

                                   1340 Metropolitan Avenue
                                   Brooklyn, NY 11237

                                   MASTERVIEW WINDOW
                                   COMPANY, INC.


                                 By:
                                    Name:
                                    Title:

                                   Chief Executive Office:

                                   3065 South 43rd Avenue
                                   Phoenix, AZ 85009

                                   ORR-SCHELEN-MAYERON
                                   & ASSOCIATES, INC.


                                 By:
                                    Name:
                                    Title:

                                   Chief Executive Office:

                                   5775 Wayzata Boulevard
                                   300 Park Place Center
                                   Minneapolis, MN 55416

                         Schedule 9.10

                   Permitted Loans to Parent


  So long as no Event of Default exists or has occurred and is continuing, Borrowers may from time to time make loans to Parent and Publicker for the purpose of paying necessary corporate expenses and liabilities of Parent or Publicker provided that at all times before and after giving effect to each such loan, the Borrowers maintain an aggregate Excess Availability of not less than $1,500,000 (the "Excess Availability Level") and provided further that no Event of Default will or does occur as a result of making any such loans. The Excess Availability Level shall be reduced by $300,000 upon the sale of any Borrower in accordance with Section 9.7 hereof or Section 5.7 of the Security Agreement with Parent.

                                                      Exhibit 4.3

                            Guarantee



                                October 11, 1995

Congress Financial Corporation (New England)
One Post Office Square
Boston, MA 02109

  Re: Bright Star Industries, Incorporated; Fenwal Electronics, Inc.; Greenwald Industries,Inc.; Masterview Window Company, Inc.; and
Orr-Schelen-Mayeron & Associates, Inc. (collectively, the "Borrowers")

Gentlemen:

  Congress Financial Corporation (New England) ("Lender") and Borrowers have entered into certain financing arrangements pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated October 11, 1995, by and between Borrowers and Lender (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Guarantee (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements").

  Due to the close business and financial relationships between Borrowers and the undersigned ("Guarantor"), including that the Guarantor owns all the issued and outstanding capital stock or each Borrower, in consideration of the benefits which will accrue to Guarantor and as an inducement for and in consideration of Lender making loans and advances and providing other financial accommodations to Borrowers pursuant to the Loan Agreeement and the other Financing Agreements, Guarantor hereby agrees in favor of Lender as follows:

  1.   Guarantee.
       (a) Guarantor absolutely and unconditionally guarantees and agrees to be liable for the full and indefeasible payment and performance when due of the following (all of which are collectively referred to herein as the "Guaranteed Obligations"): (i) all obligaitons, liabilitites and idebtedness of any kind, nature and description of Borrowers to Lender and/or its affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under the Loan Agreement, the other Financing Agreements or otherwise, whether now existing or thereafter arising, whether arising before, during or after the intial or any renewal term of the Loan Agreement or after the commencement of any case with respect to Borrowers under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts, which would accrue and become due but for the commencement of such case and including loans, interest, fees, charges and expenses related thereto and all other obligations of Borrowers or its successors to Lender arising after the commencement of such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Lender and (ii) all expenses (including, without limitation, attorneys' fees and legal expenses) incurred by Lender in connection with the preparation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of Borrowers' obligations, liabilities and indebtedness as aforesaid to Lender, the rights of Lender in any collateral or under this Guarantee and all other Financing Agreements or in any way involving claims by or against Lender directly or indirectly arising out of or related to the relationships between Borrowers, Guarantor or any other Obligor (as hereinafter defined) and Lender, whether such expenses are incurred before, during or after the initial or any renewal term of the Loan Agreement and the other Financing Agreements or after the commencement of any case with respect to Borrowers or Guarantor under the United States Bankruptcy Code or any similar statute.

       (b) This Guarantee is a guaranty of payment and not of collection. Guarantor agrees that Lender need not attempt to collect any Guaranteed Obligations from Borrower, Guarantor or any other Obligor or to realize upon any collateral, buy may require Guarantor to make immediate payment of all of the Guaranteed Obligations to Lender when due, whether by maturity, acceleration or otherwise, or at any time thereafter. Lender may apply any amounts received in respect of the Guaranteed Obligations to any of the Guaranteed Obligations, in whole or in part (including attorneys' fees and legal expenses incurred by Lender with respect thereto or otherwise chargeable to Borrowers or Guarantor) and in such order as Lender may elect.

       (c) Payment by Guarantor shall be made to Lender at the office of Lender from time to time on demand as Guaranteed Obligations become due. Guarantor shall make all payments to Lender on the Guaranteed Obligations free and clear, and without deduction or withholding for or an account of, any setoff, couterclaim, defense, duties, taxes, levies, imposts,fees, deductions, withholding, restrictions or conditions of any kind. One or more successive or concurrent actions may be brought hereon against Guarantor either in the same action in which Borrowers or any other Obligor is sued or in separate actions. In the event any claim or action, or action on any judgement, based on this Guarantee is brought against Guarantor, Guarantor agrees not to deduct, set-off, or seek any counterclaim for or recoup any amounts which are or may be owed by Lender to Guarantor.

  2.   Waivers and Consents.

       (a) Notice of acceptance of this Guarantee, the making of loans and advances and providing other financial accommodations to Borrowers and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which Borrowers or Guarantor is entitled are hereby waived by Guarantor. Guarantor also waives notice of and hereby consents to, (i) any amendment, modification, supplement, extension, renewal, or without limitation, extensions of time of payment of or increase or decrease in the amount of any of the Guaranteed Obligations or any collateral, and the guarantee made herein shall apply to the Loan Agreement and the other Financing Agreements and the Guaranteed Obligations as so amended, modified, supplemented, renewed, restated or extended, increased or decreased, (ii) the taking, exchange, surrender and releasing of collateral or guarantees now or at any time held by or available to Lender for the obligations of Borrowers or any other party at any time liable on or in respect of the Guaranteed Obligations or who is the owner of any property which is security for the Guaranteed Obligations (individually, an "Obligor" and collectively, the "Obligors"), (iii) the exercise of, or refraining from the exercise of any rights against Borrowers or any other Obligor or any collateral, (iv) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Guaranteed Obligaitons and (v) any financing by Lender of Borrowers under Section 364 of hte United States Bankruptcy Code or consent to the use of cash collateral by Lender under Section 363 of the United States Bankruptcy Code. Guarantor agrees that the amount of the Guaranteed Obligations shall not be diminished and the liability of Guarantor hereunder shall not be otherwise impaired or affected by any of the foregoing.

       (b) No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations shall affect, impair or be a defense to this Guarantee, nor shall any other circumstances which might otherwise constitute a defense available to or legal or equitable discharge of any Borrower in respect of any other Guaranteed Obligations, or Guarantor in respect of this Guarantee, affect, impair or be a defense to this Guarantee. Without limitation of the foregoing, the liability of Guarantor hereunder shall not be discharged or impaired in any respect by reason of any failure by Lender to perfect or continue perfection of any lien or security interest in any collateral or any delay by Lender in perfecting any such lien or security interest. As to interest, fees and expenses, whether arising before or after the commencement of any case with respect to any Borrower under the United States Bankruptcy Code or any similar statute, Guarantor shall be liable therfor, even if such Borrower's liability for such amounts does not, or ceases to, exist by operation of law.

  3. Subordination. Payment of all amounts now or herafter owed to Guarantor by Borrowers or any other Obligor is hereby subordinated in right of payment to the indefeasible payment in full to Lender of the Guaranteed Obligations and all such amounts and any security and guarantees therefor are hereby assigned to Lender as security for the Guaranteed Obligations.

  4. Acceleration. Notwithstanding anything to the contrary contained herein or any of the terms of the other Financing Agreements, the liability of Guarantor for the entire Guaranteed Obligations shall mature and become immediately due and payable, even if the liability of any Borrower or any other Obligor therefor does not, upon the occurrence of any act, condition or event which constitutes an Event of Default as such term is defined in the Loan Agreement.

  5.   Account Stated.     The books and records of Lender showing the
account(s) between Lender and Borrowers shall be admissible in evidence in any action or proceeding against or involving Guarantor as prima facie proof or the items therin set forth, and the monthly statements of Lender rendered to Borrowers, to the extent to which no written objection is made within thirty
(30) days from the date of sending thereof to Borrowers, shall be deemed conclusively correct and constitute an account stated between Lender and Borrowers and be binding on Guarantor.

  6.   Termination.   This Guarantee is continuing, unlimited, absolute
and unconditional. All Guaranteed Obligaitons shall be conclusively presumed to have been created in reliance on this Guarantee. Guarantor shall continue to be liable hereunder until one of Lender's officers actually receives a written termination notice from Guarantor sent to Lender at its addresss set forth above by certified mail, return receipt requested and thereafter as set forth below. Revocation or termination hereof by Guarantor shall not affect, in any manner, the rights of Lender or any obligations or duties of Guarantor under this Guarantee with respect to (a) Guaranteed Obligations which have been created, contracted, assumed or incurred prior to the receipt by Lender of such written notice of revocation or termination as provided herein, including, without limitation, (i) all amendments, extensions, renewals and modifications of such Guaranteed Obligations (whether or not evidenced by new or additional agreements, documents or instruments executed on or after such notice of revocation or termination), (ii) all interest, fees and similar charges accruing or due on and after revocation or termination, and (iii) all attorneys' fees and legal expenses, costs and other expenses paid or incurred on or after such notice of revocation or termination in attempting to collect or enforce any of the Guaranteed Obligaitons against Borrowers, Guarantor or any other Obligor (whether or not suit be brought), or (b) Guaranteed Obligations which have been created, contracted, assumed or incurred after the receipt by Lender of such written notice or revocation or termination as provided herein pursuant to any contract entered into by Lender prior to receipt of such notice. The sole effect of such revocation or termination by Guarantor shall be to exclude from this Guarantee the liability of Guarantor for those Guaranteed Obligations arising after the date of receipt by Lender of such written notice which are unrelated to Guaranteed Obligaitons arising or transactions entered into prior to such date. Without limiting the foregoing, this Guarantee may not be terminated and shall continue so long as the Loan Agreement shall be in effect (whether during its original term or any renewal, substitution or extension thereof).

  7. Reinstatement. If after receipt of any payment of, or proceeds of collateral applied to the payment of, any of the Guaranteed Obligaitons, Lender is required to surrender or return such payment or proceeds to any person for any reason, then the Guaranteed Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Guarantee shall continue in full force and effect as if such payment or proceeds had not been received by Lender. Guarantor shall be liable to pay to Lender, and shall indemnify and hold Lender harmless for the amount of any payments or proceeds surrended or returned. This Section 7 shall remain effective notwithstanding any contrary action which may be taken by Lender in reliance upon such payment or proceeds. This Section 7 shall survive the termination or revocation of this Guarantee.

  8. Amendments and Waivers. Neither this Guarantee nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Lender. Lender shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Lender of any right, power and/or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

  9.   Corporate Existence, Power and Authority.    Guarantor is a corporation
duly organized and in good standing under the laws of its state or other jurisdiction of incorporation and is duly qualified as a foreign corporation and in good standing in all states or other jurusdictions where the nature and extend of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdicitons in which the failure to so qualify would not have a material adverse effect on the financial condition, results of operation or businesses of Guarantor or the rights of Lender hereunder or under any of the other Financing Agreements. The execution, delivery and performance of this Guarantee is within the corporate powers of Guarantor, have been duly authorized and is not in contravention of law or the terms of hte certificates of incorporation, by-laws, or other organizational documentation of Guarantor, or any indenture, agreement or undertaking to which Guarantor is a party or by which Guarantor or its property are bound. This Guarantee constitutes the legal, valid and binding obligation of Guarantor enforecable in accordance with its terms.

  10.  Governing Law; Choice Forum; Service of Process; Jury Trial Waiver.

       (a) The validity, interpretation and enforcement of this Guarantee and any dispute arising out of the realtionship between Guarantor and Lender, whether in contract, tort, equity or otherwise, shall be governed by theinternal laws of the Commonwealth of Massachusetts (without giving effect to principles of conflicts of law).

       (b) Guarantor hereby irrevocably consents and submits to the non-exclusive jurisdiction of the courts of the Commonwealth of Massachusetts
 and
the United States District Court for the District of Massachusetts and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Guarantee or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of Guarantor and Lender in respect of this Guarnatee or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or therafter arising and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between Guarantor or Borrowers and Lender or the conduct of any such persons in connection with this Guarantee, the other Financing Agreements or otherwise shall be heard only in the courts described above (except that Lender shall have the right to bring any action or proceeding against Guarantor or its property in the courts of any other jurisdiction which Lender deems necessary or appropriate in order to realize on any collateral at any time granted by Borrowers or Guarantor to Lender or to otherwise enforce its rights against Guarantor or its property).

       (c) Guarantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its addresses set forth on the signature pages hereof and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Lender's option, by service upon Guarantor in any other manner porvided under the rules of any such courts. Within thirty (30) days after such service, Guarantor shall appear in answer to such process, failing which Guarantor shall be deemed in default and judgement may be entered by Lender against Guarantor for the amount of hte claim and other relief requested.

       (d)  GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY
CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS GUARANTEE OR ANY OF THE OTHER FINANCING AGREEMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTALLY TO THE DEALINGS OF GUARANTOR AND LENDER IN RESPECT OF THIS GUARANTEE OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERTO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT GUARANTOR OR LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR AND LENDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

       (e) Lender shall not have any liability to Guarantor (whether in tort, contract, equity or otherwise) for losses suffered by Guarantor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Guarantee, or any act, omission or event occurring in connection herewith, unless it is determined by a final and nonappealable judgement or court order binding on Lender that the losses were the result of acts of omissions constituting gross negligence or willful misconduct. In any such litigation, Lender shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of oridinary care in the performance by it of the terms of the Loan Agreement and the other Financing Agreements.

  11. Notices. All notices, requests and demands hereunder shall be in writing and (a) made to Lender at its address set forth above and to Guarantor at its chief executive office set forth below, or to such other address either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.

  12. Partial Invalidity. If any provision of this Guarantee is held to be invalid or unenforcable, such invalidity or unenforceability shall not invalidate this Guarantee as a whole, but this Guarantee shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

  13. Entire Agreement. This Guarantee represents the entire agreement and understanding of the parties concerning the subject matter hereof, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, committments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

  14. Successors and Assigns. This Guarantee shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of Lender and its successors, endorsees, transferees and assigns. The liquidation, dissolution or termination of Guarantor shall not terminate this Guarantee as to such entity or as to Guarantor.

  15. Construction. All references to the term "Guarantor" wherever used herein shall mean Guarantor and its successors and assigns (including, without limitation, any receiver, trustee or custodian for Guarantor or any of its assets or Guarantor in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code). All references to the term "Lender" wherever used herein shall mean Lender and its successors and assigns and all references to the term "Borrowers" wherever used herein shall mean Borrowers and their successors and assigns (including, without limitation, any receiver, trustee or custodian for any Borrower or any of its assets or any Borrower in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code). All references to the term "Person" or "person" wherever used herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency instrumentality or political subdivision thereof. All references to the plural shall also mean the singular and to the singular shall also mean the plural.

  IN WITNESS WHEREOF, Guarantor has executed and delivered this Guarantee as of the day and year first above written.


ATTEST                          PUBLICKER INDUSTRIES INC.

                                By:

                                Title:

                                Chief Executive Office

                                1445 East Putnam Avenue
                                Old Greenwich, CT 06870
           Exhibit 4.4


                   GENERAL SECURITY AGREEMENT


   This General Security Agreement dated October 11, 1995 is by Publicker Industries Inc., a Pennsylvania corporation ("Guarantor"), in favor of Congress Financial Corporation (New England), a Massachusetts corporation ("Lender").


                      W I T N E S S E T H


   WHEREAS, Lender has entered or is about to enter into certain financing arrangements with Bright Star Industries, Incorporated, a Delaware corporation; Fenwal Electronics, Inc. a Delaware corporation; Greenwald Industries Inc., a Delaware corporation; Masterview Window Company, Inc., a Delaware corporation, and Orr-Schelen-Mayeron & Associates, Inc., a Minnesota corporation (collectively, the "Borrowers") pursuant to which Lender may make loans and provide other financial accommodations to Borrowers; and

   WHEREAS, Guarantor has executed and delivered or is about to execute and deliver to Lender a guarantee in favor of Lender pursuant to which Guarantor absolutely and unconditionally guarantees to Lender the payment and performance of all now existing and hereafter arising obligations, liabilities and indebtedness of Borrowers to Lender; and

   NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  DEFINITIONS

   All terms used herein which are defined in Article 1 or Article 9 of the Uniform Commercial Code shall have the meanings given therein unless otherwise defined in this Agreement. All references to the plural herein shall also mean the singular and to the singular shall also mean the plural. All references to Guarantor, Borrowers and Lender pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns. The words "hereof", "herein", "hereunder", "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. An Event of Default shall exist or continue or be continuing until such Event of Default is waived in accordance with Section 7.3. Any accounting term used herein unless otherwise defined in this Agreement shall have the meanings customarily given to such term in accordance with GAAP. For purposes of this Agreement, the following terms shall have the respective meanings given to them below:

   1.1. "Accounts" shall mean all present and future rights of Guarantor to payment for goods sold or leased or for services rendered, which are not evidenced by instruments or chattel paper, and whether or not earned by performance.

   1.2. "Adjusted Net Worth" shall mean as to any Person, at any time, in accordance with GAAP (except as otherwise specifically set forth below), on a consolidated basis for such Person and its subsidiaries (if any), the amount equal to: (a) the difference between: (i) the aggregate net book value of all assets of such Person and its subsidiaries, calculating the book value of inventory for this purpose on a first-in-first-out basis, after deducting from such book values all appropriate reserves in accordance with GAAP (including all reserves for doubtful receivables, obsolescence, depreciation and amortization) and (ii) the aggregate amount of the indebtedness and other liabilities of such Person and its subsidiaries (including tax and other proper accruals).

   1.3. "Equipment" shall mean all of Guarantor's now owned and hereafter acquired equipment, machinery, computers and computer hardware and software (whether owned or licensed), vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located.

   1.4. "Event of Default" shall have the meaning set forth in Section 6.1 hereof.

   1.5.  "Financing Agreements" shall mean, collectively, the Loan
Agreement, this Agreement and all notes, guarantees, security agreements and other agreements, documents and instruments now or at any time hereafter executed and/or delivered by Borrowers, Guarantor or any Obligor in connection with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

   1.6. "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Boards which are applicable to the circumstances as of the date of determination consistently applied, except that, for purposes of Sections 5.10 and 5.11 hereof, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the audited financial statements delivered to Lender prior to the date hereof.

   1.7. "Information Certificate" shall mean the Information Certificate of Guarantor constituting Exhibit A hereto containing material information with respect to Guarantor, its business and assets provided by or on behalf of Guarantor to Lender in connection with the preparation of this Agreement and the other Financing Agreements and the financing arrangements provided for herein.

   1.8. "Inventory" shall mean all of Guarantor's now owned and hereafter existing or acquired raw materials, work in process, finished goods and all other inventory of whatsoever kind or nature, wherever located.

   1.9. "Loan Agreement" shall mean the Loan and Security Agreement, of even date, by and between Borrowers and Lender, as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

   1.10. "Obligations" shall mean any and all obligations, liabilities and indebtedness of every kind, nature and description owing by Guarantor to Lender and/or its affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under this Agreement or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of this Agreement or after the commencement of any case with respect to Guarantor under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Lender.

   1.11. "Obligor" shall mean any other guarantor, endorser, acceptor, surety or other person liable on or with respect to the Obligations or who is the owner of any property which is security for the Obligations, other than Borrowers.

   1.12. "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

   1.13. "Records" shall mean all of Guarantor's present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of Guarantor with respect to the foregoing maintained with or by any other person).

   1.14. "Working Capital" shall mean as to any Person, at any time, in accordance with GAAP, on a consolidated basis for such Person and its subsidiaries (if any), the amount equal to the difference between: (a) the aggregate net book value of all current assets of such person and its subsidiaries (as determined in accordance with GAAP), calculating the book value of inventory for this purpose on a first-in-first-out basis, and (b) all current liabilities of such Person and its subsidiaries (as determined in accordance with GAAP), provided, however, that if within 12 months of the date hereof any of the payments to be made by Guarantor to the United States of America pursuant to the consent decree between Guarantor, the Environmental Protection Agency and certain other parties are classified as current liabilities, the amount thereof, up to but not exceeding $4,850,000 shall not be deducted for purposes of determining Working Capital under Section 5.10 hereof.


SECTION 2.  GRANT OF SECURITY INTEREST

   To secure payment and performance of all Obligations, Guarantor hereby grants to Lender a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Lender as security, the following property and interests in property of Guarantor, whether now owned or hereafter acquired or existing, and wherever located (collectively, the "Collateral"):

   2.1.  Accounts;

   2.2. all present and future contract rights, general intangibles (including, but not limited to, tax and duty refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims and existing and future leasehold interests in equipment, real estate and fixtures), chattel paper, documents, instruments, letters of credit, bankers' acceptances and guaranties;

   2.3. all present and future monies, securities, credit balances, deposits, deposit accounts and other property of Guarantor now or hereafter held or received by or in transit to Lender or its affiliates or at any other depository or other institution from or for the account of Guarantor whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of
Accounts and other Collateral, including, without limitation, (a) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (b) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (c) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Accounts or other Collateral, including, without limitation, returned, repossessed and reclaimed goods, and (d) deposits by and property of account debtors or other persons securing the obligations of account debtors;

   2.4.  Inventory;

   2.5.  Equipment;

   2.6.  Records; and

   2.7. all products and proceeds of the foregoing, in any form, including, without limitation, insurance proceeds and any claims against third parties for loss or damage to or destruction of any or all of the foregoing.


SECTION 3.  COLLATERAL COVENANTS

   3.1.  Accounts Covenants.

         (a) Lender shall have the right at any time or times, in Lender's name or in the name of a nominee of Lender, to verify the validity, amount or any other matter relating to any Account or other Collateral, by mail, telephone, facsimile transmission or otherwise.

         (b) Guarantor shall deliver or cause to be delivered to Lender, with appropriate endorsement and assignment, with full recourse to Guarantor, all chattel paper and instruments which Guarantor now owns or may at any time acquire immediately upon Guarantor's receipt thereof, except as Lender may otherwise agree.

         (c) Lender may, at any time or times that an Event of Default exists or has occurred and is continuing, (i) notify any or all account debtors that the Accounts have been assigned to Lender and that Lender has a security interest therein and Lender may direct any or all account debtors to make payment of Accounts directly to Lender, (ii) extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms or conditions, any and all Accounts or other obligations included in the Collateral and thereby discharge or release the account debtor or any other party or parties in any way liable for payment thereof without affecting any of the Obligations, (iii) demand, collect or enforce payment of any Accounts or such other obligations, but without any duty to do so, and Lender shall not be liable for its failure to collect or enforce the payment thereof nor for the negligence of its agents or attorneys with respect thereto and (iv) take whatever other action Lender may deem necessary or desirable for the protection of its interests. At any time that an Event of Default exists or has occurred and is continuing, at Lender's request, all invoices and statements sent to any account debtor shall state that the Accounts and such other obligations have been assigned to Lender and are payable directly and only to Lender and Guarantor shall deliver to Lender such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Accounts as Lender may in good faith require.

   3.2. Inventory Covenants. With respect to the Inventory: (a) Guarantor shall at all times maintain inventory records reasonably satisfactory to Lender, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, Guarantor's cost therefor and daily withdrawals therefrom and additions thereto; (b) Guarantor shall conduct a physical count of the Inventory at least once each year, but at any time or times as Lender may request on or after an Event of Default, and promptly following such physical inventory shall supply Lender with a report in the form and with such specificity as may be reasonably satisfactory to Lender concerning such physical count; (c) Guarantor shall not remove any Inventory from the locations set forth or permitted herein, without the prior written consent of Lender, except for sales of Inventory in the ordinary course of Guarantor's business and except to move Inventory directly from one location set forth or permitted herein to another such location; (d) upon Lender's request, Guarantor shall, at its expense, no more than once in any twelve (12) month period, but at any time or times as Lender may request on or after an Event of Default, deliver or cause to be delivered to Lender written reports or appraisals as to the Inventory in form, scope and methodology acceptable to Lender and by an appraiser acceptable to Lender, addressed to Lender or upon which Lender is expressly permitted to rely; (e) Guarantor shall produce, use, store and maintain the Inventory, with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable laws (including, but not limited to, the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto); (f) Guarantor assumes all responsibility and liability arising from or relating to the production, use, sale or other disposition of the Inventory; (g) Guarantor shall not sell Inventory to any customer on approval, or any other basis which entitles the customer to return or may obligate Guarantor to repurchase such Inventory;
(h) Guarantor shall keep the Inventory in good and marketable condition; and
(i) Guarantor shall not, without prior written notice to Lender, acquire or accept any Inventory on consignment or approval.

   3.3. Equipment Covenants. With respect to the Equipment: (a) upon Lender's request, Guarantor shall, at its expense, at any time or times as Lender may request on or after an Event of Default, deliver or cause to be delivered to Lender written reports or appraisals as to the Equipment in form, scope and methodology acceptable to Lender and by appraiser acceptable to Lender; (b) Guarantor shall keep the Equipment in good order, repair, running and marketable condition (ordinary wear and tear excepted); (c) Guarantor shall use the Equipment with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with all applicable laws; (d) the Equipment is and shall be used in Guarantor's business and not for personal, family, household or farming use; (e) Guarantor shall not remove any Equipment from the locations set forth or permitted herein, except to the extent necessary to have any Equipment repaired or maintained in the ordinary course of the business of Guarantor or to move Equipment directly from one location set forth or permitted herein to another such location and except for the movement of motor vehicles used by or for the benefit of Borrower in the ordinary course of business; (f) the Equipment is now and shall remain personal property and Guarantor shall not permit any of the Equipment to be or become a part of or affixed to real property; and (g) Guarantor assumes all responsibility and liability arising from the use of the Equipment.

   3.4. Power of Attorney. Guarantor hereby irrevocably designates and appoints Lender (and all persons designated by Lender) as Guarantor's true and lawful attorney-in-fact, and authorizes Lender, in Guarantor's or Lender's name, to: (a) at any time an Event of Default or has occurred and is continuing (i) demand payment on Accounts or other proceeds of Inventory or other Collateral, (ii) enforce payment of Accounts by legal proceedings or otherwise, (iii) exercise all of Guarantor's rights and remedies to collect any Account or other Collateral, (iv) sell or assign any Account upon such terms, for such amount and at such time or times as the Lender deems advisable, (v) settle, adjust, compromise, extend or renew an Account, (vi) discharge and release any Account, (vii) prepare, file and sign Guarantor's name on any proof of claim in bankruptcy or other similar document against an account debtor, (viii) notify the post office authorities to change the address for delivery of Guarantor's mail to an address designated by Lender, and open and dispose of all mail addressed to Guarantor, and (ix) do all acts and things which are necessary, in Lender's determination, to fulfill Guarantor's obligations under this Agreement and the other Financing Agreements and (b) at any time to (i) take control in any manner of any item of payment or proceeds thereof, (ii) have access to any lockbox or postal box into which Guarantor's mail is deposited, (iii) endorse Guarantor's name upon any items of payment or proceeds thereof and deposit the same in the Lender's account for application to the Obligations, (iv) endorse Guarantor's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Account or any goods pertaining thereto or any other Collateral, and (v) sign Guarantor's name on any verification of Accounts and notices thereof to account debtors and (vi) execute in Guarantor's name and file any UCC financing statements or amendments thereto. Guarantor hereby releases Lender and its officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of Lender's own gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

   3.5. Right to Cure. Lender may, at its option, (a) cure any default by Guarantor under any agreement with a third party or pay or bond on appeal any judgment entered against Guarantor, discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and pay any amount, incur any expense or perform any act which, in Lender's judgment, is necessary or appropriate to preserve, protect, insure or maintain the Collateral and the rights of Lender with respect thereto. Lender may add any amounts so expended to the Obligations and charge Guarantor's account therefor, such amounts to be repayable by Guarantor on demand. Lender shall be under no obligation to effect such cure, payment or bonding and shall not, by doing so, be deemed to have assumed any obligation or liability of Guarantor. Any payment made or other action taken by Lender under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed accordingly.

   3.6. Access to Premises. From time to time as requested by Lender, at the cost and expense of Guarantor, (a) Lender or its designee shall have complete access to all of Guarantor's premises during normal business hours and after notice to Guarantor, or at any time and without notice to Guarantor if an Event of Default exists or has occurred and is continuing, for the purposes of inspecting, verifying and auditing the Collateral and all of Guarantor's books and records, including, without limitation, the Records, and
(b) Guarantor shall promptly furnish to Lender such copies of such books and records or extracts therefrom as Lender may request, and (c) use during normal business hours such of Guarantor's personnel, equipment, supplies and premises as may be reasonably necessary for the foregoing and if an Event of Default exists or has occurred and is continuing for the collection of Accounts and realization of other Collateral.

SECTION 4.  REPRESENTATIONS AND WARRANTIES

   Guarantor hereby represents and warrants to Lender the following (which shall survive the execution and delivery of this Agreement):

   4.1. Corporate Existence, Power and Authority; Subsidiaries. Guarantor is a corporation duly organized and in good standing under the laws of its state of incorporation and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on Guarantor's financial condition, results of operation or business or the rights of Lender in or to any of the Collateral. The execution, delivery and performance of this Agreement, the other Financing Agreements to which Guarantor is a party and the transactions contemplated hereunder and thereunder are all within Guarantor's corporate powers, have been duly authorized and are not in contravention of law or the terms of Guarantor's certificate of incorporation, by-laws, or other organizational documentation, or any indenture, agreement or undertaking to which Guarantor is a party or by which Guarantor or its property are bound. This Agreement and the other Financing Agreements constitute legal, valid and binding obligations of Guarantor enforceable in accordance with their respective terms. Guarantor does not have any subsidiaries except as set forth on the Information Certificate.

   4.2. Financial Statements; No Material Adverse Change. All financial statements relating to Guarantor which have been or may hereafter be delivered by Guarantor to Lender have been prepared in accordance with GAAP and fairly present the financial condition and the results of operation of Guarantor as at the dates and for the periods set forth therein. Except as disclosed in any interim financial statements furnished by Guarantor to Lender prior to the date hereof, there has been no material adverse change in the assets, liabi-lities, properties and condition, financial or otherwise, of Guarantor, since the date of the most recent audited financial statements furnished by Guarantor to Lender prior to the date hereof.

   4.3. Chief Executive Office; Collateral Locations. The chief executive office of Guarantor and Guarantor's Records concerning Accounts are located only at the address set forth below and its only other places of business and the only other locations of Collateral, if any, are the addresses set forth in the Information Certificate, subject to the right of Guarantor to establish new locations in accordance with Section 5.2 below. The Information Certificate correctly identifies any of such locations which are not owned by Guarantor and sets forth the owners and/or operators thereof, and to the best of Guarantor's knowledge, the holders of any mortgages on such locations.

   4.4. Priority of Liens; Title to Properties. The security interests and liens granted to Lender under this Agreement and the other Financing Agreements constitute valid and perfected first priority liens and security interests in and upon the Collateral subject only to the liens indicated on
Schedule 4.4 hereto and the other liens permitted under Section 5.8 hereof. Guarantor has good and marketable title to all of its properties and assets subject to no liens, mortgages, pledges, security interests, encumbrances or charges of any kind, except those granted to Lender and such others as are specifically listed on Schedule 4.4 hereto or permitted under Section 5.8 hereof.

   4.5. Tax Returns. Guarantor has filed, or caused to be filed, in a timely manner all tax returns, reports and declarations which are required to be filed by it (after giving effect to extensions as previously disclosed in writing to Lender). All information in such tax returns, reports and declarations is complete and accurate in all material respects. Guarantor has paid or caused to be paid all taxes due and payable or claimed due and payable in any assessment received by it, except taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Guarantor and with respect to which adequate reserves have been set aside on its books. Adequate provision has been made for the payment of all accrued and unpaid Federal, State, county, local, foreign and other taxes whether or not yet due and payable and whether or not disputed.

   4.6. Litigation. Except as set forth on the Information Certificate, there is no present investigation by any governmental agency pending, or to the best of Guarantor's knowledge threatened, against or affecting Guarantor, its assets or business and there is no action, suit, proceeding or claim by any Person pending, or to the best of Guarantor's knowledge threatened, against Guarantor or its assets or goodwill, or against or affecting any transactions contemplated by this Agreement, which if adversely determined against Guarantor would result in any material adverse change in the financial condition, assets or business of Guarantor or which would impair the ability of Guarantor to perform its obligations hereunder or under any of the other Financing Agreements to which it is a party or of Lender to enforce the Obligations or realize upon any Collateral.

   4.7. Compliance with Other Agreements and Applicable Laws. Guarantor is not in default in any material respect under, or in violation in any material respect of any of the terms of, any agreement, contract, instrument, lease or other commitment to which it is a party or by which it or any of its assets are bound and Guarantor is in compliance in all material respects with all applicable provisions of laws, rules, regulations, licenses, permits, approvals and orders of any foreign, Federal, State or local governmental authority.

   4.8. Accuracy and Completeness of Information. All information furnished by or on behalf of Guarantor in writing to Lender in connection with this Agreement or any of the other Financing Agreements or any transaction contemplated hereby or thereby, including, without limitation, all information on the Information Certificate is true and correct in all material respects on the date as of which such information is dated or certified and does not omit any material fact necessary in order to make such information not misleading. No event or circumstance has occurred which has had or could reasonably be expected to have a material adverse affect on the business, assets or prospects of Guarantor, which has not been fully and accurately disclosed to Lender in writing.

   4.9. Survival of Warranties; Cumulative. All representations and warranties contained in this Agreement or any of the other Financing Agreements shall survive the execution and delivery of this Agreement and shall be deemed to have been made again to Lender on the date of each additional borrowing or other credit accommodation under the Loan Agreement (subject to transactions permitted under Section 5 hereof and, as to financial statements, shall pertain to the latest financial statements furnished to Lender) and shall be conclusively presumed to have been relied on by Lender regardless of any investigation made or information possessed by Lender. The representations and warranties set forth herein shall be cumulative and in addition to any other representations or warranties which Guarantor shall now or hereafter give, or cause to be given, to Lender.


SECTION 5.  AFFIRMATIVE AND NEGATIVE COVENANTS

   5.1. Maintenance of Existence. Guarantor shall at all times preserve, renew and keep in full, force and effect its corporate existence and material rights and franchises with respect thereto and maintain in full force and effect all permits, licenses, trademarks, tradenames, approvals, authorizations, leases and contracts necessary to carry on its business as presently or proposed to be conducted. Guarantor shall give Lender thirty
(30) days prior written notice of any proposed change in its corporate name, which notice shall set forth the new name and Guarantor shall deliver to Lender a copy of the amendment to the Certificate of Incorporation of Guarantor providing for the name change certified by the Secretary of State of the jurisdiction of incorporation of Guarantor as soon as it is available.

   5.2. New Collateral Locations. Guarantor may open any new location within the continental United States provided Guarantor (a) gives Lender thirty (30) days prior written notice of the intended opening of any such new location and (b) executes and delivers, or causes to be executed and delivered, to Lender such agreements, documents, and instruments as Lender may deem reasonably necessary or desirable to protect its interests in the Collateral at such location, including, without limitation, UCC financing statements.

   5.3. Compliance with Laws, Regulations, Etc. Guarantor shall, at all times, comply in all material respects with all laws, rules, regulations, licenses, permits, approvals and orders of any Federal, State or local governmental authority applicable to it.

   5.4. Payment of Taxes and Claims. Guarantor shall duly pay and discharge all taxes, assessments, contributions and governmental charges upon or against it or its properties or assets, except for taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Guarantor and with respect to which adequate reserves have been set aside on its books. Guarantor shall be liable for any tax or penalties imposed on Lender as a result of the financing arrangements provided for herein and Guarantor agrees to indemnify and hold Lender harmless with respect to the foregoing, and to repay to Lender on demand the amount thereof, and until paid by Guarantor such amount shall be added and deemed part of the Loans, provided, that, nothing contained herein shall be construed to require Guarantor to pay any income or franchise taxes attributable to the income of Lender from any amounts charged or paid hereunder to Lender. The foregoing indemnity shall survive the payment of the Obligations, the termination of this Agreement and the termination or non- renewal of the Loan Agreement.

   5.5. Insurance. Guarantor shall, at all times, maintain with financially sound and reputable insurers insurance with respect to the Collateral against loss or damage and all other insurance of the kinds and in the amounts customarily insured against or carried by corporations of established reputation engaged in the same or similar businesses and similarly situated. Said policies of insurance shall be satisfactory to Lender as to form, amount and insurer. Guarantor shall furnish certificates, policies or endorsements to Lender as Lender shall require as proof of such insurance, and, if Guarantor fails to do so, Lender is authorized, but not required, to obtain such insurance at the expense of Guarantor. All policies shall provide for at least thirty (30) days prior written notice to Lender of any cancellation or reduction of coverage. Lender may act as attorney for Guarantor in obtaining, and at any time an Event of Default exists or has occurred and is continuing, adjusting, settling, amending and canceling such insurance. Guarantor shall cause Lender to be named as a loss payee and an additional insured (but without any liability for any premiums) under such insurance policies and Guarantor shall obtain non-contributory lender's loss payable endorsements to all insurance policies in form and substance satisfactory to Lender. Such lender's loss payable endorsements shall specify that the proceeds of such insurance shall be payable to Lender as its interests may appear and further specify that Lender shall be paid regardless of any act or omission by Guarantor or any of its affiliates. At its option, Lender may apply any insurance proceeds received by Lender at any time to the cost of repairs or replacement of Collateral and/or to payment of the Obligations, whether or not then due, in any order and in such manner as Lender may determine or hold such proceeds as cash collateral for the Obligations.

   5.6.  Financial Statements and Other Information.

         (a) Guarantor shall keep proper books and records in which true and complete entries shall be made of all dealings or transactions of or in relation to the Collateral and the business of Guarantor and its subsidiaries (if any) in accordance with GAAP and Guarantor shall furnish or cause to be furnished to Lender: (i) within thirty (30) days after the end of each fiscal month other than December and within forty-five (45) days after the end of each December, monthly unaudited consolidated financial statements and, if Guarantor has any subsidiaries, consolidating financial statements (including in each case balance sheets, statements of income and loss and statements of shareholders' equity), all in reasonable detail, fairly presenting the financial position and the results of the operations of Guarantor and its subsidiaries as of the end of and through such fiscal month and (ii) within ninety (90) days after the end of each fiscal year, audited consolidated financial statements and, if Guarantor has any Subsidiaries, consolidating financial statements of Guarantor and its subsidiaries (including in each case balance sheets, statements of income and loss, statements of cash flow and statements of shareholders' equity), and the accompanying notes thereto, all in reasonable detail, fairly presenting the financial position and the results of the operations of Guarantor and its subsidiaries as of the end of and for such fiscal year, together with the opinion of independent certified public accountants, which accountants shall be an independent accounting firm selected by Guarantor and reasonably acceptable to Lender, that such financial statements have been prepared in accordance with GAAP, and present fairly the results of operations and financial condition of Guarantor and its subsidiaries as of the end of and for the fiscal year then ended.

         (b) Guarantor shall promptly notify Lender in writing of the details of (i) any loss, damage, investigation, action, suit, proceeding or claim relating to the Collateral or any other property which is security for the Obligations or which would result in any material adverse change in Guarantor's business, properties, assets, goodwill or condition, financial or otherwise and (ii) the occurrence of any Event of Default or event which, with the passage of time or giving of notice or both, would constitute an Event of Default.

         (c) Guarantor shall promptly after the sending or filing thereof furnish or cause to be furnished to Lender copies of all reports which Guarantor sends to its stockholders generally and copies of all reports and registration statements which Guarantor files with the Securities and Exchange Commission, any national securities exchange or the National Association of Securities Dealers, Inc.

         (d) Guarantor shall furnish or cause to be furnished to Lender such budgets, forecasts, projections and other information respecting the Collateral and the business of Guarantor, as Lender may, from time to time, reasonably request. Lender is hereby authorized to deliver a copy of any financial statement or any other information relating to the business of Guarantor to any court or other government agency or to any participant or assignee or prospective participant or assignee. Guarantor hereby irrevocably authorizes and directs all accountants or auditors to deliver to Lender, at Guarantor's expense, copies of the financial statements of Guarantor and any reports or management letters prepared by such accountants or auditors on behalf of Guarantor and to disclose to Lender such information as they may have regarding the business of Guarantor. Any documents, schedules, invoices or other papers delivered to Lender may be destroyed or otherwise disposed of by Lender one (1) year after the same are delivered to Lender, except as otherwise designated by Guarantor to Lender in writing.

   5.7. Sale of Assets, Consolidation, Merger, Dissolution, Etc. Guarantor shall not, directly or indirectly, (a) merge into or with or consolidate with any other Person or permit any other Person to merge into or with or consolidate with it, or sell, assign, lease, transfer, abandon or otherwise dispose of any stock or indebtedness to any other Person or any of its assets to any other Person (except for (i) sales of Inventory in the ordinary course of business; (ii) the disposition of worn-out or obsolete Equipment or Equipment no longer used in the business of Guarantor so long as (A) if an Event of Default exists or has occurred and is continuing, any proceeds are paid to Lender and (B) such sales do not involve Equipment having an aggregate fair market value in excess of $50,000 for all such Equipment disposed of in any fiscal year of Guarantor); and (iii) sales of the capital stock of any subsidiary provided that such subsidiary is not an Obligor and no Event of Default exists or has occurred and is continuing , or (c) wind up, liquidate or dissolve, or (d) agree to do any of the foregoing.

   5.8. Encumbrances. Guarantor shall not create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of its assets or properties, including, without limitation, the Collateral, except: (a) liens and security interests of Lender; (b) liens securing the payment of taxes, either not yet overdue or the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Guarantor and with respect to which adequate reserves have been set aside on its books; (c) non-consensual statutory liens (other than liens securing the payment of taxes) arising in the ordinary course of Guarantor's business to the extent: (i) such liens secure indebtedness which is not overdue or (ii) such liens secure indebtedness relating to claims or liabilities which are fully insured and being defended at the sole cost and expense and at the sole risk of the insurer or being contested in good faith by appropriate proceedings diligently pursued and available to Guarantor, in each case prior to the commencement of foreclosure or other similar proceedings and with respect to which adequate reserves have been set aside on its books; (d) zoning restrictions, easements, licenses, covenants and other restrictions affecting the use of real property which do not interfere in any material respect with the use of such real property or ordinary conduct of the business of Guarantor as presently conducted thereon or materially impair the value of the real property which may be subject thereto; (e) other than as set forth on Schedule 4.4 hereto, purchase money security interests in Equipment (including capital leases) and purchase money mortgages on real estate not to exceed $100,000 in the aggregate at any time outstanding so long as such security interests and mortgages do not apply to any property of Guarantor other than the Equipment or real estate so acquired, and the indebtedness secured thereby does not exceed the cost of the Equipment or real estate so acquired, as the case may be; and (f) the security interests and liens set forth on Schedule 4.4 hereto.

   5.9. Transactions with Affiliates. Guarantor shall not enter into any transaction for the purchase, sale or exchange of property or the rendering of any service to or by any affiliate, except in the ordinary course of and pursuant to the reasonable requirements of Guarantor's business and upon fair and reasonable terms no less favorable to the Guarantor than Guarantor would obtain in a comparable arm's length transaction with an unaffiliated person.

   5.10. Working Capital. Guarantor shall, at all times, maintain Working Capital of not less than $1,141,000.

   5.11. Adjusted Net Worth. Guarantor shall, at all times, maintain Adjusted Net Worth of not less than -$7,000,000.

   5.12. Costs and Expenses. Guarantor shall pay to Lender on demand all costs, expenses, filing fees and taxes paid or payable in connection with the preparation, negotiation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, Lender's rights in the Collateral, this Agreement, the other Financing Agreements and all other documents related hereto or thereto, including any amendments, supplements or consents which may hereafter be contemplated (whether or not executed) or entered into in respect hereof and thereof, including, but not limited to: (a) all costs and expenses of filing or recording (including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable); (b) all title insurance and other insurance premiums, appraisal fees and search fees; (c) costs and expenses of preserving and protecting the Collateral; (d) costs and expenses paid or incurred in connection with obtaining payment of the Obligations, enforcing the security interests and liens of Lender, selling or otherwise realizing upon the Collateral, and otherwise enforcing the provisions of this Agreement and the other Financing Agreements or defending any claims made or threatened against Lender arising out of the transactions contemplated hereby and thereby (including, without limitation, preparations for and consultations concerning any such matters); and (e) the fees and disbursements of counsel (including legal assistants) to Lender in connection with any of the foregoing.

   5.13. Further Assurances. At the request of Lender at any time and from time to time, Guarantor shall, at its expense, at any time or times duly execute and deliver, or cause to be duly executed and delivered, such further agreements, documents and instruments, and do or cause to be done such further acts as may be necessary or proper to evidence, perfect, maintain and enforce the security interests and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement or any of the other Financing Agreements. Where permitted by law, Guarantor hereby authorizes Lender to execute and file one or more UCC financing statements signed only by Lender.


SECTION 6.  EVENTS OF DEFAULT AND REMEDIES

   6.1. Events of Default. The occurrence or existence of any Event of Default under the Loan Agreement is referred to herein individually as an "Event of Default", and collectively as "Events of Default".

   6.2.  Remedies.

         (a) At any time an Event of Default exists or has occurred and is continuing, Lender shall have all rights and remedies provided in this Agreement, the other Financing Agreements, the Uniform Commercial Code and other applicable law, all of which rights and remedies may be exercised without notice to or consent by Guarantor or any Obligor, except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to Lender hereunder, under any of the other Financing Agreements, the Uniform Commercial Code or other applicable law, are cumulative, not exclusive and enforceable, in Lender's discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by Guarantor of this Agreement or any of the other Financing Agreements. Lender may, at any time or times, proceed directly against Guarantor or any Obligor to collect the Obligations without prior recourse to the Collateral.

         (b) Without limiting the foregoing, at any time an Event of Default exists or has occurred and is continuing, Lender may, in its discretion and without limitation, (i) accelerate the payment of all Obligations and demand immediate payment thereof to Lender (provided, that, upon the occurrence of any Event of Default described in Sections 10.1(g) and 10.1(h) of the Loan Agreement, all Obligations shall automatically become immediately due and payable), (ii) with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral,
(iii) require Guarantor, at Guarantor's expense, to assemble and make available to Lender any part or all of the Collateral at any place and time designated by Lender, (iv) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral, (v) remove any or all of the Collateral from any premises on or in which the same may be located for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose, (vi) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including, without limitation, entering into contracts with respect thereto, public or private sales at any exchange, broker's board, at any office of Lender or elsewhere) at such prices or terms as Lender may deem reasonable, for cash, upon credit or for future delivery, with the Lender having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of Guarantor, which right or equity of redemption is hereby expressly waived and released by Guarantor. If any of the Collateral is sold or leased by Lender upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Lender. If notice of disposition of Collateral is required by law, five (5) days prior notice by Lender to Guarantor designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and Guarantor waives any other notice. In the event Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, Guarantor waives the posting of any bond which might otherwise be required.

         (c) Lender may apply the cash proceeds of Collateral actually received by Lender from any sale, lease, foreclosure or other disposition of the Collateral to payment of the Obligations, in whole or in part and in such order as Lender may elect, whether or not then due. Guarantor shall remain liable to Lender for the payment of any deficiency with interest at the highest rate provided for in the Loan Agreement and all costs and expenses of collection or enforcement, including attorneys' fees and legal expenses.


SECTION 7.  JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; GOVERNING LAW

   7.1.  Governing Law; Choice of Forum; Service of Process; Jury Trial
Waiver.

         (a) The validity, interpretation and enforcement of this Agreement and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the Commonwealth of Massachusetts (without giving effect to principles of conflicts of law).

         (b) Guarantor irrevocably consents and submits to the non-exclusive jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or any of the other Financing Agreements or in any way connected or related or incidental to the dealings of Guarantor and Lender in respect of this Agreement or the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute with respect to any such matters shall be heard only in the courts described above (except that Lender shall have the right to bring any action or proceeding against Guarantor or its property in the courts of any other jurisdiction which Lender deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Guarantor or its property).

         (c) Guarantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Lender's option, by service upon Guarantor in any other manner provided
under the rules of any such courts.   Within thirty (30) days after such
service, Guarantor shall appear in answer to such process, failing which Guarantor shall be deemed in default and judgment may be entered by Lender against Guarantor for the amount of the claim and other relief requested.

         (d) GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY
CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF GUARANTOR AND LENDER IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT GUARANTOR OR LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR AND LENDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         (e) Lender shall not have any liability to Guarantor (whether in tort, contract, equity or otherwise) for losses suffered by Guarantor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Lender that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Lender shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement and the other Financing Agreements.

   7.2. Waiver of Notices. Guarantor hereby expressly waives demand, presentment, protest and notice of protest and notice of dishonor with respect to any and all instruments and commercial paper, included in or evidencing any of the Obligations or the Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the Obligations, the Collateral and this Agreement, except such as are expressly provided for herein. No notice to or demand on Guarantor which Lender may elect to give shall entitle Guarantor to any other or further notice or demand in the same, similar or other circumstances.

   7.3. Amendments and Waivers. Neither this Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Lender and an authorized officer of Guarantors. Lender shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

   7.4. Waiver of Counterclaims. Guarantor waives all rights to interpose any claims, deductions, setoffs or counterclaims of any nature (other then compulsory counterclaims) in any action or proceeding with respect to this Agreement, the Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto.

   7.5. Indemnification. Guarantor shall indemnify and hold Lender, and its directors, agents, employees and counsel, harmless from and against any and all losses, claims, damages, liabilities, costs or expenses imposed on, incurred by or asserted against any of them in connection with any litigation, investigation, claim or proceeding commenced or threatened related to the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Agreement, any other Financing Agreements, or any undertaking or proceeding related to any of the transactions contemplated hereby or any act, omission, event or transaction related or attendant thereto, including, without limitation, amounts paid in settlement, court costs, and the fees and expenses of counsel. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section may be unenforceable because it violates any law or public policy, Guarantor shall pay the maximum portion which it is permitted to pay under applicable law to Lender in satisfaction of indemnified matters under this Section. The foregoing indemnity shall survive the payment of the Obligations, the termination of this Agreement and the termination or non- renewal of the Loan Agreement. All of the foregoing costs and expenses shall be part of the Obligations and secured by the Collateral.


SECTION 8.  MISCELLANEOUS

   8.1. Notices. All notices, requests and demands hereunder shall be in writing and (a) made to Lender at One Post Office Square, Boston, Massachusetts 02109 and to Guarantor at its chief executive office set forth below, or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.

   8.2. Partial Invalidity. If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

   8.3. Successors. This Agreement, the other Financing Agreements and any other document referred to herein or therein shall be binding upon Guarantor and its successors and assigns and inure to the benefit of and be enforceable by Lender and its successors and assigns, except that Guarantor may not assign its rights under this Agreement, the other Financing Agreements and any other document referred to herein or therein without the prior written consent of Lender.

   8.4. Entire Agreement. This Agreement, the other Financing Agreements, any supplements hereto or thereto, and any instruments or documents delivered or to be delivered in connection herewith or therewith represents the entire agreement and understanding concerning the subject matter hereof and thereof between Lender and Guarantor, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

   IN WITNESS WHEREOF, Guarantor has caused these presents to be duly executed as of the day and year first above written.

Attest:                          GUARANTOR


                                 PUBLICKER INDUSTRIES INC.
  Secretary

                                 By:
                                    Name:
                                    Title:

                                 CHIEF EXECUTIVE OFFICE:
[CORPORATE SEAL]
                                 1445 East Putnam Avenue
                                 Old Greenwich, CT 06870
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